UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

TRANSCODE THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 2, 2026
June 2, 2026
To our Stockholders:
We are pleased to invite you to attend our Annual Meeting of Stockholders to be held virtually on July 2, 2026 at 9:30 a.m., Eastern Time (the “Annual Meeting”).
At the Annual Meeting, we will ask you to consider the following proposals:

(1)
Approval, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, of the issuance of our Common Stock, par value $0.0001 per share, (“Common Stock”) upon conversion of our Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share, and our Series B Non-Voting Convertible Preferred Stock, par value $0.0001 per share;

(2)
Approval, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(a), of the issuance of our Common Stock upon conversion of our Series C Non-Voting Convertible Preferred Stock, par value $0.0001 per share;

(3)
Approval, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), of the issuance of shares of our Common Stock pursuant to the SEPA (as defined below) and Convertible Notes (as defined below);

(4)
Election of six (6) directors, Philippe P. Calais, PharmD, PhD, Elizabeth Czerepak, Thomas A. Fitzgerald, Erik Manting, PhD, Magda Marquet, PhD and Jack E. Stover for one-year terms until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

(5)
Approval of an amendment to our 2021 Stock Option and Incentive Plan to increase the number of shares available for issuance thereunder by 1,734,262 shares, as more fully described in this Proxy Statement (as defined below);

(6)
Ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

(7)
Approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate; and

(8)
The transaction of any other business that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors unanimously recommends that stockholders vote “FOR” each of Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, and Proposal 7. The Board’s reasons for seeking approval of each of the proposals are set forth in the attached Proxy Statement. The Company does not expect a vote to be taken on any other matters at the Annual Meeting or any adjournment or postponement thereof.
YOUR VOTE ON THESE PROPOSALS IS CRITICAL. If there are insufficient shares represented in person or by proxy at the Annual Meeting, we will incur significant expense to solicit additional proxies. Further, it is important that we receive shareholder approval of Proposal 1. If Proposal 1 is not approved by December 31, 2026, the holders of Series A Preferred Stock have the right to redeem the Series A Preferred Stock which would have a material adverse effect on our business and financial condition. If Proposal 3 is not approved, we will not receive the $4.75 million of additional gross proceeds under the second tranche of the SEPA. This funding is necessary to support operations and to continue our clinical trial.

Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2026 Annual Meeting of Stockholders (the “Notice”) and the Proxy Statement. Stockholders of record are owners of our stock as of May 28, 2026, and are entitled to vote at our Annual Meeting and any adjournments thereof as set forth below.
The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the Annual Meeting, submit your questions, and vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/RNAZ2026 shortly prior to the scheduled start of the Annual Meeting and entering the 16-digit control number found on your proxy card or voting instruction form.
Each of the proposals was approved by the Board and all except Proposal 4 requires the affirmative vote of the majority of the votes cast by the holders of our eligible shares present in person (via live webcast) or represented by proxy at the Annual Meeting and entitled to vote on such proposals (other than the votes required to be excluded in accordance with Nasdaq rules described below). Proposal 4 requires a plurality of shares present and voting, which means that the six nominees who receive the highest number of shares voted “for” their election will be elected.
If you are a stockholder of record, you may vote over the Internet, by telephone, or by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet, or by telephone or proxy card will not affect your right to vote at the Annual Meeting if you decide to attend the Annual Meeting and wish to vote then, even if you have already cast a previous vote.
If your shares are held in “street name” (i.e., held on your behalf by a broker or other nominee), we are required to send the proxy materials to that broker or other nominee. The broker or other nominee is required to provide you with instructions explaining how to vote your shares. You will have the option to cast your vote by telephone or over the Internet if the voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to help ensure that your vote is received in time, please cast your vote by your choice of available means at your earliest convenience.
Only stockholders of record of our eligible shares are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments thereof. The Board has fixed the close of business on May 28, 2026 (the “Record Date”) as the record date for determining the stockholders of record entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” (i) 83,285 shares of Common Stock that were issued prior to the Record Date to DEFJ, LLC (the “DEFJ Excluded Stock”) pursuant to that certain Membership Interest Purchase Agreement, dated as of October 8, 2025, by and between us and DEFJ, may not be voted for Proposal 1. Any votes cast “FOR” or “AGAINST” Proposal 1 attributable to any of the DEFJ Excluded Stock will be disregarded for purposes of determining whether Proposal 1 is approved and (ii) 33,334 shares of Common Stock that were issued prior to the Record Date to YA II PN, LTD (“Yorkville”) (the “Yorkville Excluded Stock”) pursuant to that certain Standby Equity Purchase Agreement, dated as of April 6, 2026, by and between us and Yorkville, may not be voted for Proposal 3. Any votes cast “FOR” or “AGAINST” Proposal 3 attributable to any of the Yorkville Excluded Stock will be disregarded for purposes of determining whether Proposal 3 is approved.
Sincerely,
/s/ Philippe P. Calais

Philippe P. Calais
Chairman and Chief Executive Officer
Whether or not you expect to participate in the Annual Meeting, please vote immediately via the internet, by phone, or by completing, dating, signing and promptly returning the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope so that your eligible shares may be represented at the Annual Meeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS.
This Proxy Statement and the proxy card are being mailed to our stockholders on or about June 2, 2026. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all the proxy materials, as well as providing access to those proxy materials on our website. This Proxy Statement is available to beneficial holders of our Common Stock and record holders of our Common Stock at https://ir.transcodetherapeutics.com/annual-meeting.

Page
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	2
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	8
DESCRIPTION OF THE TRANSACTIONS	10
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE ACQUISITION AND THE ISSUANCE OF THE CVRS	15
DESCRIPTION OF THE BUSINESS	17
MARKET PRICE AND DIVIDEND INFORMATION	29
PROPOSAL 1: APPROVAL, FOR THE PURPOSES OF COMPLYING WITH THE APPLICABLE PROVISIONS OF NASDAQ LISTING RULE 5635, OF THE POTENTIAL ISSUANCE OF OUR COMMON STOCK UPON CONVERSION OF THE SERIES A NON- VOTING CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.0001 PER SHARE, AND THE SERIES B NON-VOTING CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.0001 PER SHARE	30
PROPOSAL 2: APPROVAL, FOR THE PURPOSES OF COMPLYING WITH THE APPLICABLE PROVISIONS OF NASDAQ LISTING RULE 5635(A), OF THE POTENTIAL ISSUANCE OF OUR COMMON STOCK UPON CONVERSION OF THE SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.0001 PER SHARE.	42
PROPOSAL 3: APPROVAL, FOR THE PURPOSES OF COMPLYING WITH THE APPLICABLE PROVISIONS OF NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK PURSUANT TO THE SEPA AND CONVERTIBLE NOTES	45
PROPOSAL 4: ELECTION OF DIRECTORS	51
PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE TRANSCODE THERAPEUTICS, INC.2021 STOCK OPTION AND INCENTIVE PLAN	70
PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS TRANSCODE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	77
PROPOSAL 7: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, AND/OR PROPOSAL 5	79
PRINCIPAL STOCKHOLDERS	80
DESCRIPTION OF CAPITAL STOCK	85
HOUSEHOLDING	93
STOCKHOLDER PROPOSALS	93
OTHER MATTERS	94
APPENDIX A: FINANCIAL ANALYST OPINION	A-1
APPENDIX B: AMENDMENT NO. 3 TO 2021 STOCK OPTION AND INCENTIVE PLAN	B-1
APPENDIX C: PRO FORMA FINANCIAL INFORMATION	C-1

6 Liberty Square, #2382
Boston, MA 02109
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 2, 2026
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting of stockholders of TransCode Therapeutics, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held virtually on July 2, 2026 at 9:30 a.m., Eastern Time.
References in this Proxy Statement to “we,” “us,” “our,” the “Company” or “TransCode” refer to TransCode Therapeutics, Inc. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our Common Stock, par value $0.0001 per share, (“Common Stock”).
This Proxy Statement contains important information for you to consider when deciding how to vote on the matters for which we are soliciting proxies. Please read it carefully.
The Annual Meeting can be accessed via the internet at www.virtualshareholdermeeting.com/RNAZ2026 where you will be able to listen to the meeting live, submit questions, and vote online.
The Notice of Annual Meeting, this Proxy Statement and the form of proxy are first being mailed on or about June 2, 2026, to all stockholders entitled to vote at the Annual Meeting.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted or to provide pay versus performance disclosure under Item 402(v) of Regulation S-K. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our July 2021 initial public offering; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
What items will be voted on at the Annual Meeting?
Stockholders will vote on the following proposals at the Annual Meeting:

(1)
Approval, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, of the issuance of our Common Stock, par value $0.0001 per share, (“Common Stock”) upon conversion of our Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share, and our Series B Non-Voting Convertible Preferred Stock, par value $0.0001 per share;

(2)
Approval, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(a), of the issuance of our Common Stock upon conversion of our Series C Non-Voting Convertible Preferred Stock, par value $0.0001 per share;

(3)
Approval, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), of the issuance of shares of our Common Stock pursuant to the SEPA (as defined below) and Convertible Notes (as defined below);

(4)
Election of six (6) directors, Philippe P. Calais, PharmD, PhD, Elizabeth Czerepak, Thomas A. Fitzgerald, Erik Manting, PhD, Magda Marquet, PhD and Jack E. Stover for one-year terms until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

(5)
Approval of an amendment to the Company’s 2021 Stock Option and Incentive Plan to increase the number of shares available for issuance thereunder by 1,734,262 shares, as more fully described in this Proxy Statement (as defined below);

(6)
Ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

(7)
Approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate; and

(8)
The transaction of any other business that may properly come before the Annual Meeting or any adjournment thereof.

Other than these proposals, no other proposals will be presented for a vote at the Annual Meeting.
Where can I get more information about these proposals?
The sections of this Proxy Statement titled “Proposal 1,” “Proposal 2,” “Proposal 3,” “Proposal 4,” “Proposal 5,” “Proposal 6” and “Proposal 7” provide our reason for calling the Annual Meeting to consider these proposals.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends a vote FOR the approval of all proposals.
Why is the Annual Meeting a virtual, online meeting?
The Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Annual Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.proxyvote.com in advance of the Annual Meeting and will be available during the online Annual Meeting at www.virtualshareholdermeeting.com/RNAZ2026. We have designed the Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual Meeting platform.
How do I virtually attend the Annual Meeting?
We will host the Annual Meeting live online. The webcast of the Annual Meeting will start at 9:30 a.m., Eastern Time, on July 2, 2026. Online access to the webcast will open fifteen (15) minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device’s audio system. To be admitted to the Annual Meeting, you will need to log in at www.virtualshareholdermeeting.com/RNAZ2026 using the 16-digit control number on your proxy card or voting instruction form.
Beginning fifteen (15) minutes prior to, and during, the Annual Meeting, we will have technicians standing by and ready to assist you with any technical difficulties you may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the virtual meeting, please call the technical support team at the phone number available on www.virtualshareholdermeeting.com/RNAZ2026.
What shares are entitled to be voted at the Annual Meeting, and how many votes do they have?
With the exceptions described below, stockholders of record of our Common Stock at the close of business on May 28, 2026, (the “Record Date”) may vote at the Annual Meeting. There were 950,302 shares of Common Stock outstanding on the Record Date. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Annual Meeting. The list will also be available online during the Annual Meeting. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” (i) the holders of DEFJ Excluded Stock (as defined below) will not be entitled to vote such shares on Proposal 1 and (ii) the holders of Yorkville Excluded Stock (as defined below) will not be entitled to vote such shares on Proposal 3. As a result, a total of 867,017 shares of Common Stock are entitled to vote on Proposal 1, a total of 916,968 shares of Common Stock are entitled to vote on Proposal 3, and a total of 950,302 shares of Common Stock are entitled to vote on Proposal 2 and Proposal 4 through Proposal 7.
Other than as described above, pursuant to the rights of our stockholders contained in our charter documents, each eligible share of our Common Stock is entitled to one vote on all matters listed in this Proxy Statement.
What vote is required to approve each proposal and how are votes counted?
Under our Amended and Restated Bylaws, as amended (the “Bylaws”), any proposal other than an election of directors is decided by a majority of the votes properly cast for or against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, as amended, or our Bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals.
If you are a beneficial owner of eligible shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your eligible shares, your broker, bank or other agent may still be able to vote your eligible shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” eligible shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules. Proposals 1 through Proposal 5 are considered “non-routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on those proposals absent your voting instructions.

Approval of each of Proposal 1 through Proposal 3 and Proposal 5 through Proposal 7 requires the affirmative vote of the majority of the votes cast by the holders of our eligible shares present in person (via live webcast) or represented by proxy at the Annual Meeting and entitled to vote on the proposals. Abstentions will have no effect on the proposals. Proposal 4 must receive a plurality of the votes properly cast, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the election of directors.
Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote eligible shares held for a customer on “non-routine” matters without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of these proposals.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your eligible shares were registered with our transfer agent, VStock Transfer LLC (“VStock”), directly in your name, then you are a stockholder of record, and you can vote your eligible shares at the Annual Meeting by one of the methods described below in the section entitled “How Do I Vote and When is the Deadline for Voting?” Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” (i) 83,285 shares of Common Stock that were issued prior to the Record Date to DEFJ, LLC (the “DEFJ Excluded Stock”) pursuant to that certain Membership Interest Purchase Agreement, dated as of October 8, 2025, by and between us and DEFJ, may not be voted for Proposal 1 and (ii) 33,334 shares of Common Stock that were issued prior to the Record Date to YA II PN, LTD (“Yorkville”) (the “Yorkville Excluded Stock”) pursuant to that certain Standby Equity Purchase Agreement, dated as of April 6, 2026, by and between us and Yorkville, may not be voted for Proposal 3. Any votes cast “FOR” or “AGAINST” Proposal 1 attributable to any of the DEFJ Excluded Stock will be disregarded for purposes of determining whether Proposal 1 is approved, and any votes cast “FOR” or “AGAINST” Proposal 3 attributable to any of the Yorkville Excluded Stock will be disregarded for purposes of determining whether Proposal 3 is approved.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on the Record Date, your shares were held in “street name” in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of those shares and you may vote your shares at the Annual Meeting by one of the methods described below in the section entitled “How Do I Vote and When is the Deadline for Voting?”
How Will I Receive Proxy Materials?
On or about June 2, 2026, we will commence mailing proxy materials to holders of record of our Common Stock as of the close of business on the Record Date.
How many shares must be represented to have a quorum for the Annual Meeting?
Our Bylaws provide that the presence in person or by proxy of the holders of one-third of the outstanding shares of capital stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Eligible shares held of record by stockholders or brokers, bankers or other nominees who do not return a signed and dated proxy or attend the Meeting via live webcast will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Abstentions will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned from time to time until a quorum is obtained. We believe that the Proposals in this Proxy Statement other than Proposal 6 and Proposal 7 are non-routine proposals; therefore, your broker, bank or other agent will not be entitled to vote on those Proposals without your instructions. Broker non-votes will not be counted for purposes of determining the existence of a quorum or be counted as votes cast so will have no effect on the vote on the proposals.
In accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” (i) the holders of DEFJ Excluded Stock will not be entitled to vote such stock for Proposal 1 and (ii) the holders of Yorkville Excluded Stock will not be entitled to vote such stock for Proposal 3. As a result, a total of 867,017 and 916,968 shares of Common Stock are entitled to vote on Proposal 1 and Proposal 3, respectively, at the Annual Meeting. In accordance with our Bylaws and the Delaware General Corporation Law, a quorum will be present if 316,736 shares of Common Stock are present in person or represented by executed proxies timely received by us at the Annual Meeting.
How Do I Vote and When is the Deadline for Voting?
Whether you plan to attend the Annual Meeting or not, we urge you to submit your proxy to vote immediately. Submitting a proxy to vote your eligible shares will not affect your right to attend the Annual Meeting or to vote at the Annual Meeting, even if you have previously submitted a proxy. If you vote at the Annual Meeting, that vote will override any prior proxy vote you may have cast.
Eligible Stockholder of Record
If your eligible shares are registered directly in your name, you may vote or submit your proxy to vote:

•
Over the Internet.   You may submit your proxy to vote via the internet by going to www.proxyvote.com and following the on-screen instructions. Please have your proxy card available when you access the web page. Your proxy to vote must be received prior to 11:59 P.M. Eastern time on July 1, 2026, the day before the Annual Meeting, to be counted.

•
By telephone.   You may vote over the telephone by calling toll-free 1-800-690-6903 in the U.S. and following the recorded instructions. Please have your proxy card available when you call. Your vote must be received prior to 11:59 P.M. Eastern time on July 1, 2026, the day before the Annual Meeting, to be counted.

•
By mail.    Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your eligible shares voted, they will be voted as recommended by our Board. Your proxy card must be received prior to 11:59 P.M. Eastern time on July 1, 2026, the day before the Annual Meeting, to be counted.

•
In attendance at the Annual Meeting.   You may vote during the virtual Annual Meeting through www.virtualshareholdermeeting.com/RNAZ2026. To be admitted to the Annual Meeting and vote your eligible shares, you must provide the control number as described in the proxy card mailed to you.

Eligible Shares Held in Street Name
If you hold eligible shares in street name, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. That stockholder of record will provide you with instructions on how you wish them to vote your eligible shares. Internet and telephone instructions will be offered to stockholders owning eligible street name shares through most banks and brokers. Additionally, if you would like to vote at the Annual Meeting via live webcast, you must contact the broker or other nominee who holds your eligible street name shares and obtain a signed broker’s proxy card giving you the right to vote the eligible shares. You will not be able to vote at the Annual Meeting unless you have a signed proxy card from the broker or other nominee who holds your eligible street name shares. Please note that obtaining a signed broker’s proxy card can be a time-consuming process so we urge you to begin the process immediately.
May I change my vote or revoke my proxy?
Yes, you may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.
If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date than your prior proxy (the later proxy automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), or (2) providing a written notice of revocation to TransCode’s Corporate Secretary at TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109 prior to your shares being voted, or (3) attending the Annual Meeting and voting via the internet. Simply attending the Annual Meeting will not cause your previously granted proxy to be revoked; you must specifically so request or choose to vote at the Annual Meeting via the internet.
For eligible shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your eligible shares, by attending the Annual Meeting and voting via the internet.
Will choosing not to vote my eligible shares have the same effect as casting a vote against the proposals?
No. If you prefer that any of the proposals not be approved, you should cast your vote against such proposal. Each proposal requires the approval of the affirmative vote of the majority of the votes cast by the holders of our eligible shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, assuming a quorum is present.
How Can I Find Out the Results of the Voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and of soliciting votes. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile, emails, or otherwise.
We have also engaged Saratoga Proxy Consulting LLC, a proxy solicitation firm (“Saratoga”), who may solicit proxies on the Board’s behalf. We expect to pay Saratoga a fee of $20,000 in the aggregate, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. In addition, we have agreed to indemnify Saratoga and certain related persons against certain liabilities arising out of or in connection with the engagement. Saratoga may solicit proxies by mail, telephone, facsimile or email.
Attending the Annual Meeting
The Annual Meeting will be held on July 2, 2026, at 9:30 a.m. Eastern Time via live webcast. We adopted a virtual format for our Annual Meeting to make participation more convenient, safe, economical and accessible for our stockholders regardless of their location.
You are entitled to participate in the Annual Meeting if you were a stockholder owning eligible shares as of the close of business on our Record Date or you hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting’s live webcast, you must enter your control number (located on your proxy card).
How may stockholders submit matters for consideration at an annual meeting?
For stockholder proposals to be considered at a meeting but which are not included in the proxy statement, the required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days from the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of such date was made, whichever first occurs.
In addition, any stockholder proposal intended to be included in the proxy statement for the annual meeting of our stockholders to be held in 2027 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act and be received not later than February 2, 2027. If the date of the annual meeting is moved by more than 30 days from the first anniversary of the previous year’s meeting, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
In addition, to comply with the SEC’s universal proxy rules, stockholders intending to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 3, 2027.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of the federal securities laws, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are included in this Proxy Statement and the documents incorporated by reference herein for purposes of complying with those safe harbor provisions. Please see the Cautionary Statement Regarding Forward-Looking Statements in each document incorporated by reference herein for information about that filing’s forward-looking statements. All statements other than statements of historical facts contained in this Proxy Statement and our other public filings are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements about:

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our ability to obtain stockholder approvals allowing for (i) the issuances of Common Stock upon conversions of our Series A Non-Voting Convertible Preferred Stock and our Series B Non-Voting Convertible Preferred Stock (together, the “Polynoma Preferred Stock”) and our Series C Non-Voting Convertible Preferred Stock (the “Series C Preferred Stock”), and the respective timing thereof, and (ii) the potential issuance of shares of Common Stock pursuant to the SEPA by and between us and Yorkville;

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our cash position, our estimates and expectations regarding our capital requirements, cash and expense levels, liquidity sources, our need for additional financing and our ability to obtain, on satisfactory terms or at all, the financing required to support operations, research, development, clinical trials, and commercialization of products;

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a potential delisting of our Common Stock from trading on the Nasdaq Capital Market;

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our ability to continue as a going concern;

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the results and timing of our preclinical and clinical trial activities, including but not limited to our ability to enroll a sufficient number of patients timely to advance our clinical trials;

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our ability to expand our therapeutic candidate portfolio through internal research and development or the acquisition or in-licensing of intellectual property assets;

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the therapeutic benefits, effectiveness and safety of our therapeutic candidates;

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our ability to receive regulatory approval for our therapeutic candidates in the United States, Europe and other geographies;

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the expected regulatory approval pathway for our therapeutic candidates;

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potential changes in regulatory requirements, and delays or negative outcomes from the regulatory approval process;

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our ability to maintain adequate quality processes and oversight of vendors

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our ability, and that of our vendors, to secure raw materials to support continued drug substance and drug product manufacturing

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our reliance on third-parties for the planning, conduct, management and monitoring of clinical trials, for the manufacture of clinical drug supplies and drug product meeting our specifications, and for other requirements;

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our estimates of the size and characteristics of the markets that may be addressed by our therapeutic candidates;

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market acceptance of our therapeutic candidates that are approved for marketing in the United States or other countries;

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our ability to successfully commercialize our therapeutic candidates, if approved for marketing;

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the safety and efficacy of therapeutics marketed by our competitors that are targeted to indications which our therapeutic candidates have been developed to treat;

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our ability to utilize our proprietary technological approach to develop and commercialize our therapeutic candidates;

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our heavy dependence on licensed intellectual property, including our ability to source and maintain licenses from third-party owners;

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our ability to protect our own or in-licensed intellectual property and operate our business without infringing the intellectual property rights of others;

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our ability to attract, retain and motivate key personnel;

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our ability to generate revenue and become profitable;

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the outcome of our currently open Phase I/II clinical trial with TTX-MC138, which commenced in the third quarter of 2024, and our ability to complete this trial;

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the impact of natural disasters, global pandemics, armed conflicts and wars, labor disputes, lack of raw materials or other supplies, issues with facilities and equipment, or other forms of disruption to business operations at our manufacturing or laboratory facilities or those of our vendors;

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potential collaborations to license and commercialize any therapeutic candidates for which we receive regulatory approval in the future in or outside the United States; and

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other risks and uncertainties, including those listed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in our other regulatory filings.

Other sections of this Proxy Statement and the documents incorporated by reference into this Proxy Statement may include additional factors that could adversely affect our business, consolidated financial condition, consolidated results of operations or business prospects. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all risk factors, nor can we assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in or implied by any forward-looking statements. Forward-looking statements contained in, implied by or incorporated by reference into this Proxy Statement speak only as of the date on which the statements were made and are not guarantees, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among other things, those described under “Risk Factors” and elsewhere in this Proxy Statement and the documents incorporated by reference into this Proxy Statement. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

DESCRIPTION OF THE TRANSACTIONS
Polynoma Transaction
Purchase Agreement
On October 8, 2025, we entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with DEFJ, LLC, a Delaware limited liability company, (“DEFJ”) pursuant to which we acquired 100% of the issued and outstanding membership interests of ABCJ, LLC, a Delaware limited liability company (“ABCJ”) (such transaction, the “Acquisition”). Prior to the Acquisition, ABCJ was a wholly-owned subsidiary of DEFJ and an indirect wholly-owned subsidiary of CK Life Sciences Int’l., (Holdings) Inc., a listed entity on the Main Board of the Hong Kong Stock Exchange.
Under the terms of the Purchase Agreement, upon the consummation of the Acquisition, which occurred concurrently with the execution of the Purchase Agreement (the “Closing”), in exchange for all of the membership interests of ABCJ outstanding immediately prior to the Closing, we issued to DEFJ an aggregate of (i) 83,285 shares of our Common Stock, par value $0.0001 per share, (“Common Stock”) which shares represented 9.99% of the shares of Common Stock outstanding immediately prior to the Closing, and (ii) 1,152.9568 shares of our Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”) (as described below). In addition, we agreed to make up to $95,000,000 in contingent milestone payments to DEFJ upon the achievement of certain milestones. Each share of Series A Preferred Stock is convertible into 10,000 shares of Common Stock, as described below. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series A Preferred Stock are set forth in the Certificate of Designation (as defined and described below). The Acquisition is intended to be treated as a taxable exchange for U.S. federal income tax purposes. For additional information regarding the Purchase Agreement and the Acquisition, see the Section titled “Proposal 1 — Description of the Transactions — The Acquisition and Investment.”
Investment Agreement
Concurrent with the Acquisition, on October 8, 2025, we entered into an Investment Agreement (the “Investment Agreement”) with DEFJ. Pursuant to the Investment Agreement, DEFJ agreed to purchase, and we agreed to issue and sell in a private placement, an aggregate of 223.7337 shares of Series B Non-Voting Preferred Stock, par value $0.0001 per share, (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Polynoma Preferred Stock”) for a price per share of $111,740, for an aggregate purchase price of approximately $25 million, consisting of a cash subscription amount of $20 million and a promissory note (the “Promissory Note”) in the aggregate principal amount of approximately $5 million (the “Investment,” and together with the Acquisition, the “Polynoma Transaction”). The Promissory Note accrued interest at a rate of 4% per annum, calculated as simple interest on a 365-day year. The principal and accrued interest were paid on December 30, 2025. Each share of Series B Preferred Stock is convertible into 10,000 shares of Common Stock, as described below. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series B Preferred Stock are set forth in the Certificate of Designation.
Tungsten Advisors (through its broker-dealer, Finalis Securities LLC) (“Tungsten”) acted as our financial advisor in connection with the Acquisition and as placement agent in connection with the Investment. As partial compensation for its services, we issued to Tungsten and its affiliates and designees an aggregate of 59.2255 shares of Series A Preferred Stock.
For additional information regarding the Investment Agreement and the Investment, see the Section titled “Proposal 1 — Description of the Transactions — The Acquisition and Investment.”
Contingent Value Rights
In connection with the Closing, the Company entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with VStock Transfer, LLC as rights agent, (the “Rights Agent”) pursuant to which each holder of Common Stock as of 5:00 p.m. Eastern Time on October 20, 2025, including those holders receiving shares of Common Stock in connection with the Acquisition, received one contractual contingent value right (each, a “CVR”) issued by us, subject to and in accordance with the terms and conditions of the CVR Agreement, for each share of Common Stock held by such holder as of such time. The CVR Agreement has a term of seven years.
The CVRs entitle the holders thereof (the “CVR Holders”), in the aggregate, to 50% of the Net Proceeds (as defined in the CVR Agreement) from any Upfront Payment (as defined in the CVR Agreement) or Milestone Payment (as defined in the CVR Agreement) received by us in a given calendar quarter.
For additional information regarding the CVR Agreement and the CVRs, see the Section titled “Proposal 1 — Description of the Transactions — Contingent Value Rights.”
DEFJ Registration Rights Agreement
On October 8, 2025, in connection with the Acquisition and Investment, the Company entered into a Registration Rights Agreement (the “DEFJ Registration Rights Agreement”) with DEFJ. Pursuant to the DEFJ Registration Rights Agreement, the Company is required to prepare and file a resale registration statement with the SEC with respect to the shares of Common Stock and the Common Stock underlying the Polynoma Preferred Stock issued to DEFJ pursuant to the Acquisition and the Investment, as well as the Common Stock underlying the 28.4291 shares of Series A Preferred Stock issued to DEFJ as the PIK Dividend (as defined below). The Company will use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable. In addition, the Company granted certain demand and piggy-back registration rights to DEFJ.
The Company has also agreed, among other things, to indemnify DEFJ and its partners, members, directors, officers, stockholders, legal counsel, accountants and underwriters and each Person who controls any such holder or underwriter (within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).
For additional information regarding the DEFJ Registration Rights Agreement, see the Section titled “Proposal 1 — Description of the Transactions — DEFJ Registration Rights Agreement.”
Repurchase Agreement
On October 8, 2025, in connection with the Acquisition, the Company entered into a Repurchase Agreement (the “Repurchase Agreement”) with DEFJ. The Repurchase Agreement provides that DEFJ has the right, but not an obligation, upon the occurrence of certain events after the Closing, to exercise an option to acquire all of the Company’s and its subsidiaries’ rights in and to the membership interests of ABCJ from the Company in accordance with the terms and conditions of the Repurchase Agreement.
For additional information regarding the Repurchase Agreement, see the Section titled “Proposal 1 —  Description of the Transactions — Repurchase Agreement.”
Unleash Transaction
Licensing Agreement and Unleash Registration Rights Agreement
On March 2, 2026, the Company entered into an Exclusive Licensing Agreement (the “Licensing Agreement”) with Unleash Immuno Oncolytics, Inc., a Delaware corporation, (“Unleash”) pursuant to which the Company acquired a preclinical candidate program involving genetically-engineered adenoviruses to harness the immune system to fight cancer, as well as an exclusive, perpetual, irrevocable, worldwide, fully paid-up, royalty-free, sublicensable right and license to related technology. As consideration for the Licensing Agreement, pursuant to an Equity Issuance and Registration Rights Agreement with Unleash (the “Unleash Registration Rights Agreement”), the Company agreed to issue 1,136,364 shares of its Series C Non-Voting Convertible Preferred Stock (“Series C Preferred Stock”) to Unleash. The Series C Preferred Stock is not convertible until the Company’s stockholders approve the conversion of the Series C Preferred Stock into shares of Common Stock in accordance with the listing rules of Nasdaq (the “Unleash Stockholder Approval”). Following the Unleash Stockholder Approval, each share of Series C Preferred Stock is convertible into one share of the Company’s Common Stock. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series C Preferred Stock are set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series C Non-Voting Convertible Preferred Stock (the “Series C Certificate of Designation”). Pursuant to the Unleash Registration Rights Agreement, the Company agreed to file a Form S-3 registration statement registering the shares of Common Stock issuable under the Unleash Registration Rights Agreement and to use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable after such registration statement is filed. The Company also granted Unleash customary demand registration and indemnification rights and entered into customary issuer covenants.
Tungsten acted as our financial advisor in connection with the Licensing Agreement. As compensation for its services, we issued to Tungsten and its affiliates and designees an aggregate of 77,840 shares of Series C Preferred Stock.
Series C Certificate of Designation
On March 2, 2026, the Company filed the Series C Certificate of Designation with the Secretary of State of the State of Delaware in connection with the Unleash Registration Rights Agreement. The Series C Certificate of Designation provides for the designation of rights and limitations of shares of the Series C Preferred Stock. Holders of Series C Preferred Stock are not entitled to receive dividends on shares of Series C Preferred Stock. Except as otherwise required by law, the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Series C Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, the Amended and Restated Certificate of Incorporation of the Company, as amended, (the “Charter”) or the Amended and Restated Bylaws of the Company, as amended, or file any articles of amendment, certificates of designation, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Charter or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, or (ii) issue further shares of Series C Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred Stock.
The Series C Preferred Stock shall rank on parity with the Common Stock, the Series A Preferred Stock and Series B Preferred Stock as to distributions of assets upon liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily.
Each share of Series C Preferred Stock will be convertible at any time and from time to time into one share of Common Stock following the third business day after the Unleash Stockholder Approval, subject to certain limitations provided in the Series C Certificate of Designation, including that the Company shall not effect any conversion of Series C Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion (the “Series C Beneficial Ownership Limitation”). Notwithstanding the foregoing, prior to receipt by the Company of the Unleash Stockholder Approval, the Company shall not be required to effect any conversion of Series C Preferred Stock.
The Company shall not effect any conversion of any share of Series C Preferred Stock to the extent that, after giving effect to such attempted conversion, such stockholder would beneficially own a number of shares of Common Stock in excess of the Series C Beneficial Ownership Limitation, which shall initially be set at 4.99% for each holder. Holders of the Series C Preferred Stock may adjust or waive the Series C Beneficial Ownership Limitation upon written notice to the Company upon the earlier of (i) the receipt of the Unleash Stockholder Approval and (ii) the consummation of a Fundamental Transaction (as defined in the Series C Certificate of Designation).
For additional information regarding the Licensing Agreement and Unleash Registration Rights Agreement, see the Section titled “Proposal 2 — Description of the Transaction.”

Yorkville Transaction
On April 6, 2026, we entered into a Standby Equity Purchase Agreement (the “SEPA”) and a related Registration Rights Agreement with YA II PN, LTD, a Cayman Islands exempt limited partnership, (“Yorkville”) pursuant to which the Company has the right to sell to Yorkville up to $14 million of shares of Common Stock, subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA (the “Commitment Amount”). Sales of the shares of Common Stock to Yorkville under the SEPA, and the timing of any such sales, are at the Company’s option, and the Company is under no obligation to sell any shares of Common Stock to Yorkville under the SEPA.
The Company agreed to file a registration statement (the “Yorkville Registration Statement”) with the SEC by April 30, 2026, and to use commercially reasonable efforts to cause the Yorkville Registration Statement to be declared effective by the SEC within 90 days of the effective date of the SEPA. The Company also granted Yorkville customary piggyback registration and indemnification rights and entered into customary issuer covenants. Upon the satisfaction of the conditions to Yorkville’s purchase obligations set forth in the SEPA, which include, among other things, (i) the effectiveness of the Yorkville Registration Statement, and (ii) no balance being outstanding under any Convertible Note (as defined below) with certain exceptions, the Company can, at its sole discretion, direct Yorkville to purchase specified amounts of Common Stock (each, an “Advance”) by delivering written notice to Yorkville (each, an “Advance Notice”) in accordance with the terms of the SEPA. The purchase price per share for each Advance is set at 97% of the lowest daily volume weighted average price (“VWAP”) during the three consecutive trading days beginning on the date upon which the Advance Notice is delivered, with certain exceptions and the option for the Company to set a minimum price. While there is no mandatory minimum amount of Common Stock the Company is required to direct Yorkville to purchase pursuant to any single Advance Notice, an Advance Notice may not direct Yorkville to purchase a number of shares of Common Stock exceeding the greater of (i) 100% of the average daily trading volume of the Common Stock on The Nasdaq Capital Market (“Nasdaq”) during the five consecutive trading day period preceding an Advance Notice and (ii) 500,000 shares of Common Stock. Actual sales of Common Stock to Yorkville as an Advance under the SEPA will depend on a variety of factors to be determined by the Company, in its sole discretion, from time to time, which may include, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company’s business and operations.
In connection with the SEPA, and subject to the conditions set forth therein, Yorkville has also agreed to advance to the Company up to $6.0 million, less certain amounts as described below, to be paid in two tranches (each, a “Pre-Paid Advance” and, together, the “Pre-Paid Advances”), in exchange for the Company’s issuance to Yorkville of convertible promissory notes (each, a “Convertible Note” and, together, the “Convertible Notes”). Pursuant to the Convertible Notes and the SEPA, Yorkville may convert all or any portion of the outstanding principal amount, accrued but unpaid interest and other amounts outstanding under the Convertible Notes into shares of Common Stock, at any time and from time to time, during the term of the Convertible Notes, as described below.
The first Pre-Paid Advance was disbursed to the Company on April 16, 2026. In exchange for the first Pre-Paid Advance, the Company issued to Yorkville a Convertible Note in the principal amount of $1.0 million (the “First Convertible Note”), which was issued with a purchase price discount of 5.0% (or $50,000). The First Convertible Note is convertible into Common Stock at the lower of (i) a fixed conversion price of $10.71 per share (the “Fixed Price”) and (ii) 95% of the lowest daily VWAP during the seven consecutive trading days immediately preceding the conversion date, but in no event lower than 20% of the last reported trading price of the Company’s Common Stock on Nasdaq as quoted by Bloomberg (the “Closing Price”) as of the trading day immediately prior to the date of the SEPA (the “Floor Price”). After accounting for the purchase price discount, the purchase price paid by Yorkville for the First Convertible Note is $950,000.
The second Pre-Paid Advance will be disbursed to the Company in exchange for the issuance to Yorkville of a Convertible Note in the principal amount of $5.0 million (the “Second Convertible Note”). The Second Convertible Note will be issued with a purchase price discount of 5.0% (or $250,000) and will be convertible into Common Stock at the lower of (i) a price equal to 115% of the VWAP on the day prior to the issuance of the Second Convertible Note and (ii) 95% of the lowest daily VWAP during the seven consecutive trading days immediately preceding the conversion date, but in no event lower than the Floor

Price. The Second Convertible Note will be issued on the second trading day after the later of (i) the Yorkville Registration Statement described above first becoming effective under the Securities Act, (ii) the Company’s receipt of the requisite stockholder approval to issue shares of Common Stock to Yorkville under the SEPA and upon conversion of the Convertible Notes, collectively, in excess of the Exchange Cap (defined below), and (iii) the approval of the Initial Listing Application required under Nasdaq Listing Rules 5110 and 5635(b). After accounting for the purchase price discount, the purchase price to be paid by Yorkville for the Second Convertible Note will be $4,750,000.
Interest on the outstanding balances of the Convertible Notes will accrue at an annual rate of 5.0%, subject to an increase to 18% upon an event of default as described in the Convertible Notes. The maturity date of the First Convertible Note will be October 15, 2027. The maturity date of the Second Convertible Note will be the date that is 18 months after the date upon which the Second Convertible Note is issued. The applicable maturity date of each Convertible Note may be extended by the Company, at its option, for a period of six months on two occasions by providing written notice to Yorkville.
The sale and issuance of shares of Common Stock under the SEPA, including on conversion of the Convertible Notes at Yorkville’s option and the sale of shares of Common Stock to Yorkville at the option of the Company, is subject to an exchange cap limiting the total number of shares of Common Stock issuable to Yorkville to 183,301 (19.99% of outstanding shares of Common Stock before the SEPA) (the “Exchange Cap”), unless the Company obtains stockholder approval to exceed this Exchange Cap. Additionally, Yorkville cannot own more than 9.99% of the Company’s outstanding Common Stock at any time, unless it provides written notice of its intention to increase this limit, effective after 65 days.
As consideration for Yorkville’s commitment to purchase Common Stock at the Company’s direction pursuant to the SEPA, the Company paid to Yorkville (i) a cash “structuring fee” in the amount of $25,000 and (ii) a commitment fee of 33,334 shares of Common Stock (the “Commitment Fee”) paid on April 30, 2026 (the “Fee Due Date”) at a price equal to the Commitment Fee divided by the closing price of the Common Stock as of April 29, 2026 (collectively, the “Commitment Shares”).
The SEPA and the Yorkville Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such Agreements were made only for purposes of such Agreements and as of specific dates, were solely for the benefit of the parties to such Agreements and may be subject to limitations agreed upon by the contracting parties.
For additional information regarding the SEPA and the Convertible Notes, see the Section titled “Proposal 3 — SEPA and Convertible Notes.”

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE ACQUISITION AND THE ISSUANCE OF THE CVRS
The following discussion summarizes certain material U.S. federal income tax considerations of the Acquisition and the issuance of the CVRs that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, (the “Code”), existing Treasury Regulations promulgated under the Code (“Treasury Regulations”) and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the IRS has been or will be requested in connection with the Acquisition or the issuance of the CVRs and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.
No attempt has been made to comment on all U.S. federal income tax consequences of the Acquisition or the issuance of the CVRs that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction,” “synthetic security,” integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar.
In addition, the following discussion does not address state, local or foreign tax consequences of the Acquisition or the issuance of the CVRs, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion generally assumes that for U.S. federal income tax purposes, neither the Acquisition nor the issuance of the CVRs will be integrated or otherwise treated as part of a unified transaction with any other transaction.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of our Common Stock that is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.
HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION AND THE ISSUANCE OF THE CVRS IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE ACQUISITION AND THE ISSUANCE OF THE CVRS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.
Acquisition
It is intended that the Acquisition will be treated for U.S. federal income tax purposes as a taxable exchange of the membership interests of ABCJ for shares of our Series A Preferred Stock. There will be no material U.S. federal income tax consequences to our stockholders as of immediately prior to the Acquisition as a result of the Acquisition.

Contingent Value Rights
There is substantial uncertainty as to the U.S. federal income tax treatment of the CVRs issued pursuant to the CVR Agreement. Specifically, there is no authority directly addressing whether the issuance of contingent value rights with characteristics similar to the CVRs should be treated as a distribution of property with respect to the corporation’s stock, an “open transaction,” or otherwise for U.S. federal income tax purposes. As a result, it is not possible to express a definitive conclusion as to the tax treatment of the receipt of the CVRs or future payments on the CVRs. U.S. Holders should consult their tax advisors with respect to the proper characterization of the receipt of the CVRs and any future payments thereunder.
We intend to report the issuance of the CVRs as a distribution of property with respect to our Common Stock. If such treatment of the CVRs is respected by the IRS, each U.S. Holder would be treated as receiving a distribution in an amount equal to the fair market value of the CVRs issued to such U.S. Holder on the date of the issuance. This distribution generally should be treated first as a taxable dividend to the extent of the U.S. Holder’s pro rata share of our current or accumulated earnings and profits (as determined for U.S. federal income tax purposes), then as a non-taxable return of capital to the extent of the U.S. Holder’s basis in its Common Stock, and finally as capital gain from the sale or exchange of Common Stock with respect to any remaining value. We have no accumulated earnings and profits and expect to have no current earnings and profits for the relevant taxable year. Thus, we expect the distribution of the CVRs to be treated as a non-dividend distribution for U.S. federal income tax purposes. U.S. Holders will receive a Form 1099-DIV notifying them of the portion of the CVR value that is treated as a non-dividend distribution (or a dividend to the extent of our earnings and profits) for U.S. federal income tax purposes. Although we will estimate the value of the CVRs for purposes of reporting on Form 1099-DIV to U.S. Holders, the value of the CVRs is uncertain and the IRS or a court could determine that the value of the CVRs at the time of issuance was higher. In such case, U.S. Holders could be treated as having additional income or gain upon receipt of the CVRs as described above. A U.S. Holder’s initial tax basis in such holder’s CVRs would equal the fair market value of such CVRs on the date of their issuance.
The treatment of future payments received by a U.S. Holder on a CVR is uncertain. It is possible that payments received with respect to a CVR up to the amount of the U.S. Holder’s adjusted tax basis in the CVR may be treated as a non-taxable return of a U.S. Holder’s adjusted tax basis in the CVR, with any amount received in excess of such basis treated as ordinary income. U.S. Holders should consult their tax advisors with respect to the proper characterization of any future payments under the CVR Agreement.
If the value of the CVRs on the date the CVRs are issued cannot be “reasonably ascertained”, the receipt of CVRs could be treated as an “open transaction” for U.S. federal income tax purposes. In such a case, each U.S. Holder would not immediately take the CVRs into account in determining whether such holder must recognize gain, if any, on the receipt of the CVRs and such holder would take no tax basis in the CVRs. Rather, the U.S. Holder’s U.S. federal income tax consequences would be determined based on whether the CVRs were treated as a distribution of property or as debt or equity at the time the payments with respect to the CVRs are received or deemed received in accordance with the U.S. Holder’s regular method of accounting. As discussed above, we do not intend to report the issuance of the CVRs as an open transaction and the IRS may disagree with any U.S. Holder reporting the CVR issuance as an open transaction.
THE FOREGOING IS A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION AND THE ISSUANCE OF THE CVRS, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE ACQUISITION AND THE ISSUANCE OF THE CVRS AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

DESCRIPTION OF BUSINESS
The Company
TransCode is a clinical-stage company pioneering immuno-oncology and RNA therapeutics for treatment of high risk and advanced cancers. We possess a diversified pipeline of therapeutic candidates, including two clinical stage assets, TTX-MC138, an antisense inhibitor of an oncogenic microRNA, and Seviprotimut-L, a cancer vaccine. We also possess an oncolytic immunotherapy platform and three TTX‑based pre-clinical stage assets.
The following table describes our current pipeline:
TTX Designed Engine
Initially our research was almost exclusively focused on the promise of RNA-based therapeutics in cancer and the longstanding challenge of delivering them effectively to tumors and metastases. Recently, we have expanded our pipeline to include other oncology therapeutic candidates.
We have developed a proprietary drug design engine which we call TTX. TTX is a modular and customizable platform created to overcome limitations of existing RNA delivery technologies which primarily target the liver. TTX enables precise tuning of therapeutic-carrier properties and therapeutic payloads to optimize stability, targeting, pharmacokinetics, and therapeutic effect. TTX supports a wide range of RNA modalities (such as siRNA, antisense oligonucleotides, non-coding RNA, and RIG-I) as well as non-RNA payloads. Our preclinical studies showed successful delivery to cancer cells and macrophages across multiple organs. The TTX platform is built on four core elements: genetic code — driven target selection, modular therapeutic design, tumor-optimized delivery, and image-guided monitoring using MRI. Together, these elements aim to unlock access to previously undruggable cancer targets and represent a significant advance in RNA therapeutics beyond the liver.

TTX-MC138, our Lead RNA Program
Our lead therapeutic candidate, TTX-MC138, targets microRNA-10b, or miR-10b. Our scientific co-founders developed TTX-MC138 while on staff at The General Hospital Corporation, d/b/a Massachusetts General Hospital, or MGH. They designed TTX-MC138 to leverage our TTX drug design engine using antisense technology to target microRNA-10b. MiR-10b is a well-validated biomarker and master regulator of metastatic cell viability in a range of cancers, including breast, pancreatic, ovarian, colon, glioblastomas, and several others. In contrast, most anti-cancer therapies target primary tumors and do not address metastatic disease specifically. Effective therapeutics have not been developed targeting microRNA-10b because of, we believe, challenges in delivering nucleic acids to tumors despite microRNA-10b’s strong association with cancer metastasis as documented in an estimated 600 peer-reviewed scientific publications listed on PubMed that refer to miR-10b.
In preclinical murine models of humanized metastatic breast and pancreatic cancer, TTX-MC138 produced strong anti-metastatic effects, including complete or substantial regression of established metastases, high survival rates, no recurrence after treatment cessation, and no observed systemic toxicity. Its mechanism targets multiple pro-metastatic pathways that promote invasion, proliferation, angiogenesis, immune modulation, and cancer stem cell self-renewal, and its activity appears independent of hormone receptor status. These results support miR-10b as a broadly relevant cancer target and position TTX-MC138 as a potential therapy for metastatic disease, while acknowledging that efficacy in humans remains to be proven in clinical trials.
Phase 0 — First-in-Human Clinical Trial
We conducted our FIH Phase 0 clinical trial at MGH, a major cancer center, in August 2023. The primary purpose of this trial was to demonstrate clinical delivery of TTX-MC138 to metastatic tumor lesions. Another objective of the Phase 0 trial was to evaluate the pharmacokinetics of a radiolabeled version of our therapeutic candidate. While only one patient was treated in this trial, this patient had metastatic lesions in three locations — bone, lungs and liver — and we obtained the results we expected. Namely, the data from this patient showed that radioactivity consistent with accumulation of TTX-MC138 was detected in the regions of the metastatic lesions previously identified by fluorodeoxyglucose /positron emission tomography. In addition, radiolabeled TTX-MC138 had pharmacokinetic behavior consistent with that expected based on non-clinical IND-enabling studies. The patient tolerated the dosing with no reported adverse reactions. Metabolite analysis indicated circulation of intact radiolabeled TTX-MC138 for more than 20 hours, equivalent to that predicted by Drug Metabolism and Pharmacokinetics (DMPK) modelling, and that the drug candidate analyzed in the blood was identical to that of the manufactured drug candidate, demonstrating in vivo stability. Complete analysis of data from this patient will be included in the final clinical study report currently nearing completion.
Evidence of accumulation of radiolabeled TTX-MC138 in clinical metastases.

Phase I/II Clinical Trial
In April 2024, we received an Investigational New Drug “Study May Proceed” letter from the FDA to conduct a Phase I/II clinical trial.
In the second half of 2024, we commenced a Phase 1a clinical trial designed as an open-label, multicenter study in cancer patients with advanced solid tumors. The objectives of this trial were to evaluate the safety and tolerability of escalating dose levels of TTX-MC138 to determine its maximum tolerated dose, or MTD, from which we anticipated selecting a recommended Phase 2 dose, or RP2D, level.
In the Phase 1a trial, 16 patients were treated using four escalating dose levels. No significant treatment-related safety events or dose-limiting toxicities were observed and there were positive pharmacodynamic effects over all four dose levels, consistent with preclinical models and our Phase 0 clinical trial results. Key assessments in the clinical trial are to characterize TTX-MC138’s safety, pharmacokinetic, pharmacodynamic and anti-tumor activity, thus identifying an MTD and ensuring the mechanism of action is on target. The clinical trial also is exploring the effect of TTX-MC138 on biomarker expression, which may include miR‑10b expression, and miR-10b downstream targets (RNA sequencing). Clinical assessments to further evaluate TTX-MC138 include clinical laboratory exams, CT scan assessments, and response assessments per RECIST criteria.
On October 14, 2025, we announced completion of this trial, that the trial had met the primary endpoint of safety, and the decision to move forward into the next stage of clinical evaluation of TTX-MC138.
Phase 2a Clinical Trial
On December 11, 2025, we announced a new collaboration to evaluate TTX-MC138 in a Phase 2a clinical trial as part of the PRE-I-SPY clinical trial platform operated by Quantum Leap Health Care Collaborative (“Quantum Leap”). The PRE-I-SPY program will incorporate TTX-MC138 into a clinical trial designed as a multicenter, open-label, dose-expansion trial treating patients for one year with one year of post-treatment follow-up. The trial will evaluate event-free survival, ctDNA dynamics and pharmacokinetics of TTX-MC138 in up to 45 patients with stage I-III adenocarcinoma of the colon or rectum, who are ctDNA positive with minimal residual disease detected by tumor-informed ctDNA assays, who have completed standard curative-intent therapy, and who show no radiographic evidence of recurrence or metastasis. This trial is planned to begin in the second quarter 2026 and will be led by Principal Investigator Dr. Paula Pohlmann of the MD Anderson Cancer Center. The study is being conducted under a Quantum Leap IND and cross-referenced to our IND.
Seviprotimut-L
Seviprotimut-L was the lead product candidate being developed by our subsidiary, Polynoma, LLC, which we acquired in October 2025. Seviprotimut-L is an allogeneic, polyvalent, partially purified shed melanoma antigen vaccine derived from three proprietary human melanoma cell lines: SFHM2, SFHM4 and SFHM8, and bound to alum as an adjuvant. Seviprotimut-L stimulates humoral and cellular immune responses. Melanoma-associated antigens (MAAs) found in Seviprotimut-L are taken up by antigen-presenting cells (e.g., dendritic cells) which then activate the production of antigen-specific cytotoxic T-lymphocytes (CTLs) as well as develop antibody responses against MAAs. These CTLs and antibodies then recognize and act on tumor cells expressing the MAAs on their surfaces, causing melanoma cell death. Seviprotimut-L is currently in development for the adjuvant treatment of patients with Stages IIB and IIC melanoma, following definitive resection.
Seviprotimut-L received an FDA Fast Track designation in 2020 and a Special Protocol Assessment (SPA) to run a Phase 3 clinical trial named Melanoma Antigen Vaccine Immunotherapy Study, or MAVIS, in 2022 in patients with stage IIB/IIC melanoma. The final analysis of Part B1 data from this trial demonstrated that a subgroup of patients with AJCC Stage IIB/IIC melanoma who received Seviprotimut-L, under age 60, with a median follow-up time of 45.8 months (3.8 years), showed clinically significant improvement in recurrence-free survival (RFS), reducing the risk of disease recurrence or death by 68% (HR=0.32; 95% CI, 0.121, 0.864) compared to patients receiving placebo. Additionally, RFS was more favorable in patients under age 60 with ulcerated melanomas (HR 0.21; 95% CI: 0.065-0.702), and there was a trend toward improved overall survival (OS) (HR 0.34; 95% CI: 0.117, 0.975) for patients that received Seviprotimut-L compared to those receiving placebo. Seviprotimut-L was well tolerated, with adverse events (AEs) similar to patients who received placebo; there were no immune-mediated AEs or other treatment-related serious AEs observed.
We intend to evaluate TTX-MC138 and Seviprotimut-L in a preclinical program to explore potential synergies from combining both compounds to address metastatic disease. While there is no prior experimental evidence that such synergies exist, we believe that testing TTX-MC138 in combination with a cancer vaccine may be worthwhile based on the known immunomodulatory roles of miR-10b, the target for TTX-MC138. Specifically, miR-10b has been shown to inhibit MICB, a ligand of NKG2D, which thus inhibits tumor cell killing by natural killer, or NK, cells. Roles for miR-10b in checkpoint inhibition have also been described in the literature. Notably, in murine models of glioblastoma, miR-10b inhibition activated antitumor immune responses, increased cytotoxic CD8+ T cells infiltration, and promoted durable immune memory, enabling tumor rejection upon rechallenge.
Oncolytic Immunotherapy Platform
Under a licensing agreement we signed with Unleash Immuno Oncolytics, Inc. (“Unleash”) in March 2026, (the “Unleash Licensing Agreement”), we acquired rights to three pre-clinical drug candidates, UIO 524, UIO 525 and UIO 526, that we believe complement and expand our oncology pipeline. These candidates comprise a next-generation, biology-driven oncolytic immunotherapy platform designed to address solid tumor indications with high-unmet medical needs, beginning with muscle-invasive bladder cancer (MIBC). MIBC is a significant unmet medical need with poor outcomes, limited durable treatment options, and a highly immunosuppressive tumor microenvironment. Bladder cancer overall represents a multi-billion-dollar global market, with muscle-invasive disease accounting for a disproportionate share of treatment intensity and healthcare costs, creating what we believe is a compelling opportunity for differentiated therapeutic approaches.
UIO-524, the lead Unleash candidate, is a rationally-designed oncolytic adenovirus engineered to selectively replicate within both malignant cells and cancer-associated stroma. The virus delivers a multi-cytokine immune-activating payload comprising CD40-L, 4-1BBL, and IL-21, intended to activate dendritic cells, T cells, and NK cells, and to drive a robust, systemic anti-tumor immune response. UIO-524 is regulated by a proprietary SPARC promoter that is highly active in malignant cells and cancer-associated stromal compartments and which enables biology-driven differentiation. This design enables selective viral replication and localized expression of immune-activating cytokines within the tumor microenvironment.
UIO-524 builds on CG Oncology’s CG0070, the most clinically advanced and successful oncolytic adenovirus to date, demonstrating meaningful activity in non — muscle-invasive bladder cancer (NMIBC). UIO-524 contains a structurally-related oncolytic adenovirus backbone, incorporates tumor- and stroma-targeted replication, and contains a more comprehensive, multi-cytokine immune payload. This design positions UIO-524 as a next-generation oncolytic immunotherapy candidate intended to address more aggressive diseases such as MIBC.
Other RNA Programs
Our preclinical RNA programs include TTX-siPDL1, an siRNA-based modulator of programmed death-ligand 1, or PD-L1, and two indication-agnostic programs, TTX-RIGA, an RNA-based agonist of the retinoic acid-inducible gene I, or RIG-I, targeting activation of innate immunity in the tumor microenvironment; and TTX-siMYC, an siRNA-based MYC inhibitor.
TTX-siPDL1: TTX-siPDL1 is an RNAi-based immune checkpoint therapy that showed strong antitumor and survival benefits in aggressive preclinical pancreatic cancer models, including those resistant to antibody-based immunotherapies. When combined with gemcitabine — and even as monotherapy — it significantly reduced tumor growth, improved survival, enhanced CD8⁺ T-cell infiltration, and showed no observable systemic toxicity, supporting its potential as a transformative approach for treating pancreatic ductal adenocarcinoma.
TTX-RIGA: TTX-RIGA is a preclinical immunotherapy designed to activate the innate immune system by targeting RIG-I, a pattern recognition receptor that triggers tumor cell death and immune activation. TTX-RIGA uses a proprietary delivery system to introduce a RIG-I agonist into tumor cells, stimulating type I interferon signaling and both innate and adaptive immune responses. In preclinical melanoma models, intravenous TTX-RIGA treatment inhibited primary tumor growth and markedly suppressed the growth of secondary recurrent tumors, outperforming a standard intratumoral RIG-I agonist. These results demonstrate successful RIG-I activation, immune engagement, and proof-of-concept for TTX-RIGA as a promising RNA-based immunotherapy approach in oncology.
TTX-siMYC: TTX-siMYC is an siRNA-based inhibitor of c-MYC, a widely expressed but currently undruggable oncogene. The c-MYC proto-oncogene is one of the most frequently activated oncogenes and is estimated to be involved in 20% of all human cancers. C-MYC codes for a transcription factor that regulates the expression of multiple genes responsible for cell growth and proliferation, differentiation, programmed cell death, and metabolism. In cancer, c-MYC is often constitutively expressed. For example, a common human translocation involving c-MYC is critical to the development of most cases of Burkitt lymphoma. In addition, c-MYC has also been implicated in carcinoma of the cervix, colon, breast, lung and stomach. MYC is viewed as a promising target for anti-cancer drugs. However, to date, it has proven difficult to drug at the protein level. This may present an opportunity for us to target the gene at the RNA level.
Polynoma Acquisition and CK Life Sciences Strategic Financing
Membership Interest Purchase Agreement
On October 8, 2025, we entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with DEFJ, LLC, a Delaware limited liability company, (“DEFJ”) pursuant to which we acquired 100% of the issued and outstanding membership interests of ABCJ, LLC, a Delaware limited liability company (“ABCJ” and such transaction, the “Acquisition”). Prior to the Acquisition, ABCJ was a wholly-owned subsidiary of DEFJ and an indirect wholly-owned subsidiary of CK Life Sciences Int’l., (Holdings) Inc. (“CKLS”), a listed entity on the Main Board of the Hong Kong Stock Exchange.
Under the terms of the Purchase Agreement, upon consummation of the Acquisition (the “Closing”), in exchange for all of the membership interests of ABCJ outstanding immediately prior to the Closing, we issued to DEFJ an aggregate of (i) 83,285 shares of our common stock, par value $0.0001 per share, (“Common Stock”) which shares represented 9.99% of the shares of our Common Stock outstanding immediately prior to the Closing, and (ii) 1,152.9568 shares of our Series A Preferred Stock (as described below). In addition, we agreed to make up to $95 million in contingent milestone payments to DEFJ upon the achievement of certain milestones. Each share of Series A Preferred Stock is convertible into 10,000 shares of Common Stock. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series A Preferred Stock are set forth in the Certificate of Designation (as defined and described below).
Investment Agreement
Concurrent with the Acquisition, on October 8, 2025, we entered into an Investment Agreement (the “Investment Agreement”) with DEFJ. Pursuant to the Investment Agreement, DEFJ agreed to purchase, and we agreed to issue and sell in a private placement, an aggregate of 223.7337 shares of Series B Preferred Stock for a price per share of $111,740 or an aggregate purchase price of approximately $25 million. The aggregate purchase price comprised a cash subscription of $20 million and a promissory note (the “Promissory Note”) in the aggregate principal amount of approximately $5 million (the “Investment,” and together with the Acquisition, the “Polynoma Transaction”). The Promissory Note accrued interest at a rate of 4% per annum. The principal and accrued interest were paid on December 30, 2025. Each share of Series B Preferred Stock is convertible into 10,000 shares of Common Stock. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series B Preferred Stock are set forth in the Certificate of Designation.
Approvals
Our Board unanimously approved the Purchase Agreement, the Investment Agreement and the related transactions. The consummation of the Acquisition and the Investment was not subject to approval by our stockholders but conversion of the Polynoma Preferred Stock is subject to such approval. Pursuant to the

Purchase Agreement, we have agreed to hold a stockholders’ meeting to submit the following matters to stockholders for their consideration: (i) the approval of the conversion of the shares of Series A Preferred Stock and Series B Preferred Stock into shares of Common Stock in accordance with the rules of the Nasdaq Stock Market LLC (the “Conversion Proposal”) and (ii) the approval of a “change of control” under Nasdaq Listing Rules 5110 and 5635(b) (the “Change of Control Proposal” and, together with the Conversion Proposal, the “Meeting Proposals”). In connection with these matters, we have agreed to file a proxy statement on Schedule 14A with the SEC.
Accelerated Regulatory Programs
The FDA maintains several programs intended to facilitate and expedite development and review of new drugs addressing unmet medical needs or for treating serious or life-threatening diseases or conditions. These programs include Fast Track designation, Breakthrough Therapy designation, Priority Review and Accelerated Approval. The purpose of these programs is to expedite either the development or the review of certain new drugs to get them to patients sooner than under standard FDA development and review procedures. We anticipate seeking one or more of these qualifications, but there is no assurance that we will obtain any of them.
Orphan Drug Designation
The Orphan Drug Act was enacted in 1983 to facilitate development of drugs that impact smaller patient populations. Benefits available under the Orphan Drug Act include seven-year marketing exclusivity, 25% tax benefits for research & development activities performed in the U.S., a waiver of Prescription Drug User Fee Act, or PDUFA, Fees, and qualification to compete for research grants.
Based on in vivo studies using TTX-siPDL1 to treat human pancreatic tumors implanted in animals, we applied for and, in June 2022, received, Orphan Drug Designation for the treatment of pancreatic cancer. In addition, in February 2023, we received Orphan Drug Designation for TTX-MC138, also for the treatment of pancreatic cancer. We intend to conduct additional in vivo studies to support filings of other TTX-based drug candidates in other orphan disease indications including osteosarcoma and small cell lung cancer, or SCLC. In the Michigan State University laboratory of one of our scientific co-founders, animal testing of TTX-MC138 in glioblastoma cells has been completed. Mechanistic studies have produced efficacy signals in combination with temozolomide, or TMZ, in glioblastoma multiforme, or GBM, cell lines. A manuscript summarizing results from this study has been submitted for publication.
There is no assurance that we will obtain any additional Orphan Drug Designations.
INTELLECTUAL PROPERTY
Our intellectual property, or IP, portfolio is directed to our therapeutic candidates and their targeted use and development in specific patient populations and in specific indications. Comprised primarily of patents, trademarks, know-how and trade secrets, our rights-based portfolio currently consists of seven different patent families and one trademark. Our patent portfolio comprises issued patents, pending patent applications and new provisional patent applications. We have licensed rights to patents issued in the U.S. which we believe provides exclusivity for a significant portion of the potential worldwide market for TTX-MC138, our lead candidate, and are pursuing additional filings in both the U.S. and elsewhere. Patents we have licensed for a TTX-MC138-associated biomarker test have issued in both the U.S. and in the European Union. Seviprotimut-L is based on proprietary cell lines. UIO-524, 525, and 526 are protected by an issued patent and two Patent Cooperation Treaty, or PCT, applications in the U.S. and Europe.
Trademarks
We own, have applied for or have rights to use one or more registered and common law trademarks, service marks and/or trade names in connection with our business in the United States and/or in certain foreign jurisdictions. On October 20, 2021, we applied to the United States Commissioner of Trademarks to register TRANSCODE THERAPEUTICS as a trademark under International Class 005, pharmaceutical preparations for the treatment of cancer, diagnostic preparations for medical purposes, having Serial Number 97/083236.

Therapeutic Patent Rights Assigned to TransCode
Template Directed Immunomodulation for Cancer Therapy
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International Application (PCT/US2021/65580) filed December 30, 2021. Corresponding national stage applications are pending in the United States, Canada, Japan, Australia, Europe and Korea.

Nanoparticle and Template Directed Rig-I Agonist Precursor Compositions and Uses thereof for Cancer Therapy
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International Application (PCT/US/2023/026460) filed June 28, 2023. Corresponding national stage applications are pending in the United States, Europe, and Japan.

Pharmaceutical Formulations, Dosing and Methods for the Treatment of Advanced Solid Tumors
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U.S. Provisional Application No. US 63/898.419 filed October 13, 2025.

Methods for the Treatment of Minimal Residual Disease of Colorectal Cancer (CRC)
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U.S. Provisional Application No. 63/963,986 filed January 20, 2026

Unleash (UIO) acquired Patents (Oncolytic Immunotherapy Platform)
Isolated DNA fragment of the SPARC human promoter and its use for driving the expression of an heterologous gene in tumor cells
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U.S. Patent No. 8.346.160: granted May 7, 2013

Oncolytic Adenoviral Vector and Methods of Use
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International PCT Application No. PCT/US2020/019179 filed February 21, 2020. Corresponding national stage U.S. application granted as U.S. Patent No. 11,542,526.

Oncolytic Adenoviral Vector and Methods of Use
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International PCT Application No. PCT/US2023/074623 filed September 20, 2023. Corresponding national stage applications are pending in the United States and Europe.

Therapeutic Patent Rights (Covered under MGH License)
Therapeutic Nanoparticles and Methods of Use Thereof
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US 9,763,891 — Issued September 2017. Expiry not expected before 2032.

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US 9,629,812 — Issued April 2017. Expiry not expected before 2032.

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US 10,463,627 — Issued November 2019. Expiry not expected before 2032.

Biomarker Patent Rights (Diagnostic test) miRNA Profiling Compositions and Methods of Use
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US 10,086,093 — Issued October 2018. Expiry not expected before 2034.

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US 18/339,621 — Pending.

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EP 2961386 — Issued July 2019. Expiry not expected before 2034.

Compositions and Methods for Tunable Magnetic Nanoparticles
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PCT/US 2020/63635 — Application filed December 7, 2020. Corresponding national stage applications pending in Australia, Canada, China, Europe, Hong Kong, Japan, Korea, and the U.S. Expiry not expected before 2040.

Compositions and Methods for Immune Checkpoint Inhibition
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PCT/US 2019/050003 — Application filed September 6, 2019. Corresponding national stage filings pending in Australia, Canada, China, Europe, Japan, Korea, and the U.S. Expiry not expected before 2038.

MGH LICENSE
In November 2018, we entered into a license agreement with MGH, or the MGH License, pursuant to which MGH granted us an exclusive, world-wide, royalty-bearing, sub-licensable license to certain MGH intellectual property which we collectively refer to as the Licensed Patents.
We are required to pay tiered royalties of a low to middle single-digit percentage on annual net sales of products related to the Licensed Patents. Initially, there were minimum royalties of $25,000 per year prior to the first commercial sale of a product or process covered by the Licensed Patents, and a minimum of $50,000 per year after the first commercial sale of a product or process covered by the Licensed Patent.
Upon the occurrence of certain milestones, we are also obligated to make payments that initially were up to an additional $1.55 million in aggregate. No milestone events have been achieved.
Unless earlier terminated, the MGH License will expire upon the latest of (i) the date on which all issued patents and filed patent applications subject to the MGH License have expired or been abandoned; (ii) expiration of the last to expire regulatory exclusivity of a covered product or process; or (iii) 10 years after the first commercial sale of a product or process covered by the Licensed Patents.
In the event of a default in our performance of the MGH License that we fail to cure, MGH may terminate the MGH License with respect to the country or countries in which the default occurs. MGH may terminate the MGH License immediately upon written notice to us in the event of our bankruptcy, insolvency, dissolution or winding up, or if we fail to maintain the insurance required pursuant to the MGH License. MGH may also terminate the MGH License upon written notice if we fail to make payments due under the MGH License. We may terminate the MGH License at any time by providing ninety (90) days written notice to MGH. Any sublicenses granted by us under the MGH License shall be automatically terminated upon the termination of the MGH License, but MGH is required to make a good faith effort to enter into a direct license agreement with any sublicensee who so requests.
Amendments to MGH License Agreement
In November 2020, we and MGH amended the MGH License. Under the amendment, the intellectual property licensed in 2018 was categorized as “Patent Family 1” and a provisional patent filing related to MGH’s nanoparticle technology was added to Patent Family 1. A second patent family, “Patent Family 2,” was created which includes MGH intellectual property targeting PD-L1.
The minimum annual license fee prior to the first commercial sale of a product or process covered by the MGH License was increased to $30,000 per year for Patent Family 1 and a minimum annual license fee of $10,000 per year was added related to Patent Family 2. All other terms of the MGH License including milestone payments, royalties and payment terms related to sublicense income we may receive remained the same as in the original MGH License.
Upon expiration of the MGH License, the licenses granted to us pursuant thereto will be considered fully paid and royalty-free.
Effective August 15, 2025, we and MGH amended the MGH License again. Under the second amendment, the timelines for the pre-sales requirements for Patent Family 1 (as defined in the MGH License) were updated, and the requirements and timelines for the pre-sales requirements for Patent Family 2 (as defined in the MGH License) were updated. In addition, the aggregate dollar amount of one-time milestone payments we are obligated to pay MGH upon certain milestones was increased from $1,550,000 to $2,950,000 for each patent family; and the individual amounts for therapeutic product- or process-related milestone payments were updated.

MD ANDERSON CANCER CENTER ALLIANCE
In late 2024, we and The University of Texas M. D. Anderson Cancer Center (“MD Anderson”) agreed to amend our five-year strategic collaboration agreement in favor of MD Anderson focusing solely on participation in our Phase I/II clinical trial. This amendment relieved us from the obligation to make up to $10 million of collaboration payments. We are obligated to pay charges incurred by MD Anderson in connection with clinical trial services.
COMPETITION
The pharmaceutical industry is intensely competitive and constantly evolving. While we believe that our experience, scientific knowledge and intellectual property provide us with certain competitive advantages, these may not be sufficient to succeed. We face potential competition from many different sources, including major pharmaceutical, specialty pharmaceutical and biotechnology companies. Most of our potential competitors are larger than we are, and they have substantially greater capital and human resources than we do. Many also have established market positions and expertise and capabilities in sales, marketing, distribution, clinical trials and regulatory matters. Not only must we compete with other companies that are focused on RNA therapeutics and other therapeutic modalities that treat cancer, but also any therapeutic candidates that we successfully develop and commercialize must compete with existing therapies and new therapies that may become available in the future. In addition, we compete with other life sciences companies generally for employees, consultants and advisors, supplies and materials, and laboratory facilities and equipment.
Our competitors may develop more successful products that are similar to ours, but sooner than we can commercialize ours, which may negatively impact our results.
There are several companies operating in the “targeted therapy” space, many of which have existed longer than we have, with the advantages described above. The development of targeted therapies requires the identification of good targets — that is, targets that play a key role in cancer cell growth and survival. (It is for this reason that targeted therapies are sometimes referred to as the product of “rational” drug design.)
One approach to identify potential targets is to compare individual proteins in cancer cells with those in normal cells. Proteins that are present in cancer cells but not normal cells, or that are more abundant in cancer cells, could be potential targets, especially if they are known to be involved in cell growth or survival. An example of such a differentially expressed target is the human epidermal growth factor receptor 2 protein, or HER-2. HER-2 is expressed at high levels on the surface of some cancer cells. Several targeted therapies are directed against HER-2, including trastuzumab (Herceptin), which is approved to treat certain breast and stomach cancers that overexpress HER-2.
Another approach to identify potential targets is to determine whether cancer cells produce mutant (altered) proteins that drive cancer progression. For example, the cell growth signaling protein BRAF is present in an altered form (known as BRAF V600E) in many melanomas. Vemurafenib (Zelboraf) targets this mutant form of the BRAF protein and is approved to treat patients with inoperable or metastatic melanoma that contains this altered BRAF protein.
Researchers also look for abnormalities in chromosomes that are present in cancer cells but not in normal cells. Sometimes these chromosome abnormalities result in the creation of a fusion gene (a gene that incorporates parts of two different genes) whose product, called a fusion protein, may drive cancer development. Such fusion proteins are potential targets for targeted cancer therapies. For example, imatinib mesylate (Gleevec) targets the BCR-ABL fusion protein, which is made from pieces of two genes that join together in some leukemia cells and promotes their growth.
There are a number of oncology companies with targeted therapeutics for various cancers with therapeutic candidates in various stages of preclinical and clinical development. Companies focusing on RNA therapeutics for oncology include Arrowhead Pharmaceuticals, Ionis, Moderna, Alnylam, BioNTech, Dicerna, and Siranomics, among others. We believe these companies lack delivery systems that are able to target genes inside tumors and metastases. We know of no other RNA companies currently in clinical development that have an exclusive focus on cancer and whose pipelines are not limited to a single RNA technology such as siRNA or mRNA vaccines. By contrast, our pipeline spans a spectrum of RNA and immunotherapy technologies (including ncRNAs, immune checkpoint inhibitors, immunostimulatory RNAs, cancer vaccines and oncolytic viruses for oncology.
Targeted therapy
Targeted cancer therapies are drugs or other substances that block the growth and spread of cancer by interfering with specific molecules (“molecular targets”) that are involved in the growth, progression, and spread of cancer. Targeted cancer therapies are sometimes called “molecularly targeted drugs,” “molecularly targeted therapies,” “precision medicines,” or similar names.
Targeted therapies differ from standard chemotherapy in several ways:
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Targeted therapies act on specific molecular targets that are associated with cancer, whereas most standard chemotherapies act on all rapidly dividing normal and cancerous cells.

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Targeted therapies are deliberately chosen or designed to interact with their target, whereas many standard chemotherapies were identified because they kill cells.

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Targeted therapies are often cytostatic (that is, they block tumor cell proliferation), whereas standard chemotherapy agents are cytotoxic (that is, they kill tumor cells).

Targeted therapies are currently the focus of intense anti-cancer drug development. Spending on targeted therapies continues to grow rapidly in many regions of the world and now represents an estimated 48% of total oncology spending, up 36% from 2010. As mentioned above, we are focused on targeted therapies for cancer treatment with TTX-MC138 as an example.
Immunotherapy
Immunotherapy has become an established pillar of cancer treatment improving the prognosis of many patients with a broad variety of hematological and solid malignancies. The two main drivers behind this success are checkpoint inhibitors, or CPIs, and chimeric antigen receptor, or CAR, T cells. For checkpoint blockade, current studies focus on antibody based approaches. Regarding cellular immunotherapy, recent studies confirmed safety and efficacy of CAR T cells in larger cohorts of patients with acute lymphoblastic leukemia or diffuse large B cell lymphoma. Different strategies to translate the striking success of CAR T cells in B cell malignancies to other hematological and solid cancer types are currently under clinical investigation. Regarding the regional distribution of registered clinical immunotherapy trials, a shift from PD-1 / PD-L1 trials (mainly performed in the U.S. and in the European Union, or EU) to CAR T cell trials (majority of trials performed in the United States and China) can be noted.
The importance of immunotherapy is underscored by the fact that the Nobel prize for physiology and medicine in 2018 was awarded to James P. Allison and Tasuku Honjo for the discovery of cytotoxic T-lymphocyte-associated protein, or CTLA-4, and programmed cell death protein 1 / programmed cell death protein ligand 1, or PD-1 / PD-L1. Malignant tumors take advantage of the inhibitory PD-1 / PD-L1 or CTLA-4 pathways to evade the immune system. Disrupting this axis by blocking monoclonal antibodies can induce durable remissions in different cancer types and has led to numerous FDA and European Medicines Agency, or EMA, approvals, among others, for the treatment of melanoma, lung cancer, urothelial cancer, head and neck squamous cell carcinoma, or HNSCC, renal cell carcinoma, or RCC, and Hodgkin’s disease.
Tyrosine kinase inhibitors
Tyrosine kinase inhibitors are targeted therapies for cancer. Although some tyrosine kinase inhibitors are used to treat other types of cancer, lapatinib (Tykerb) is the only one that is FDA-approved for the treatment of breast cancer. Lapatinib is only used to treat HER2-positive metastatic breast cancer.
PARP inhibitors
Poly (ADP-ribose) polymerase, or PARP, inhibitors are a class of drugs under study for many types of cancer, including breast cancer. PARP is an enzyme involved in DNA repair. At this time, PARP inhibitors are only offered in clinical trials for patients with metastatic breast cancer. Early findings suggest that PARP inhibitors hold the most promise for metastatic breast cancer patients who have a BRCA1 or BRCA2 gene mutation.
Cyclin dependent kinase 4 and 6 (CDK4/6) inhibitors
CDK4 and CDK6 are enzymes important in cell division. CDK4/6 inhibitors are a new class of drugs designed to interrupt the growth of cancer cells. The CDK4/6 inhibitor palbociclib (Ibrance) in combination with hormone therapy is FDA-approved for the treatment of hormone receptor-positive, HER2-negative metastatic breast cancers.
PI3 kinase inhibitors
PI3 kinase is an enzyme important in cell growth. The PIK3CA gene helps control PI3 kinase enzyme activity. Some breast cancers have a mutation in the PIK3CA gene, and this mutation can affect PI3 kinase and cause the tumor to grow. PI3 kinase inhibitors are a new class of drugs designed to interrupt PI3 kinase signals and stop the growth of cancer cells. PI3 kinase inhibitors are under study for the treatment of metastatic breast cancer.
Seviprotimut-L
The competitive landscape for Seviprotimut-L in resected stage II/III melanoma is dominated by adjuvant immunotherapies and targeted agents, with emerging modalities further intensifying competition. Seviprotimut-L is an allogeneic, polyvalent, partially-purified, shed melanoma antigens vaccine (alum adjuvanted) derived from three proprietary human melanoma cell lines designed to prevent recurrence in patients with resected high-risk melanoma (stage II – III). Seviprotimut-L has demonstrated a favorable safety profile and has shown potential benefit in select subgroups, such as stage IIB/IIC patients under age 60.
Immune checkpoint inhibitors currently represent the standard of care, demonstrating significant improvements in recurrence-free survival. Two checkpoint inhibitors that have shown efficacy for the adjuvant treatment of melanoma in Stage IIB/IIC patients at risk for disease recurrence, Keytruda (from Merck) and Opdivo (from Bristol Myers Squibb), have both been approved.
Additionally, targeted therapies (e.g., BRAF/MEK inhibitor combinations such as dabrafenib + trametinib) offer an effective option for biomarker-selected stage III patients.
Beyond established therapies, personalized neoantigen vaccines, oncolytic viruses, and tumor-infiltrating lymphocyte (TIL) therapies, are entering the immunotherapy landscape.
Overall, we believe that Seviprotimut-L occupies a niche as a well-tolerated vaccine targeting recurrence prevention with likely differentiation on safety and tolerability.
Oncolytic Immunotherapy Platform Targeting MIBC
The current gold standard for the treatment of localized MIBC involves neoadjuvant cisplatin-based chemotherapy followed by radical cystectomy and pelvic lymph node dissection. However, novel treatment alternatives in the neoadjuvant setting, in particular, bladder-sparing treatments, are urgently needed because more than 50% of patients are ineligible for standard cisplatin-based neoadjuvant chemotherapy. Currently, immune checkpoint inhibitors (ICIs), antibody-drug conjugates (ADCs), and targeted therapies are as described below.
Preclinical stage: Adenovirus XVir-N-31 (Ad-Delo3-RGD): oncolytic adenovirus vector dl520 that was rendered cancer-specific by deletion of the transactivation domain CR3 of the adenoviral E1A13S protein; this deletion causes antitumor activity in drug-resistant cells displaying nuclear YB-1 expression. Alphavirus M1: naturally occurring, non-pathogenic Getah-like virus isolated from mosquitoes that demonstrates strong oncolytic properties. Personalized peptide-based vaccines targeting tumor mutations and in situ vaccines using radiation combined with checkpoint inhibitors.

Clinical Stage: Several recruiting clinical studies investigating ADCs or bispecific antibodies in combination with immune checkpoint inhibitors (anti-PD-1 or PD-L1) in cisplatin-ineligible MIBC patients.
Approved and commercialized: Durvalumab (anti-PD-L1, IgG, IMFINZI®) in combination with gemcitabine and cisplatin as neoadjuvant treatment, followed by IMFINZI® as adjuvant monotherapy after radical cystectomy for the treatment of MIBC patients.
CHEMISTRY, MANUFACTURING AND CONTROLS (CMC)
CMC is an extensive aspect of the IND-enabling process and is critical to setting appropriate timelines and connecting “deliverables” to clinical trials. The term “deliverables” refers to more than just the drug product itself. It also includes analytical standards and required documentation on drug purity, dose strength, storage, handling and stability. Materials for the analytical development process produced as part of the CMC process must be delivered before CMC development work can begin, as are activities that require analytical support for which time requirements must also be considered.
TTX-MC138: The design and manufacture of therapeutic candidates such as TTX-MC138 for miRNA targeting in tumor cells has gone through extensive research and development optimization at MGH prior to our company formation. Optimization work continues at our contract manufacturing organization, or CMO. The oligonucleotide drug substance incorporated in the final therapeutic candidate drug product is currently manufactured by our CMO in Germany. We believe this CMO will be able to meet our needs for oligonucleotide manufacturing meeting current good manufacturing practices, or cGMP, or good laboratory practices, or GLP, (together sometimes referred to as GxP) at least for the near term. TransCode has been utilizing the manufacturing services of this CMO since 2017. We use a different European CMO to produce the final therapeutic candidate drug product.
Seviprotimut-L: Previous manufacturing of Seviprotimut-L allowed for the production of non-GMP and GMP quality drug substance, as well as GMP quality drug product. Scaling up of the manufacturing process and additional analytics will be required to produce batches that will provide the amount of GMP drug for a Phase 3 trial.
Oncolytic Immunotherapy Platform: small quantities of non-GMP drug substance were produced for Unleash by a CMO for use in pre-clinical studies. To conduct clinical trials with any of UIO 524, UIO 525 or UIO 526, we will need to scale up a manufacturing process and perform the necessary analytic analyses to produce GMP grade materials.
EMERGING GROWTH COMPANY AND SMALLER REPORTING COMPANY STATUS
We are an “emerging growth company” as defined in the JOBS Act. We will remain an emerging growth company until the earliest to occur of: (i) the last day of the fiscal year in which we have more than $1.235 billion in annual revenue; (ii) the date on which we qualify as a “large accelerated filer,” with at least $700 million of equity securities held by non-affiliates; (iii) the date we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period; and (iv) the last day of the fiscal year ending after the fifth anniversary of our initial public offering.
The JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards by delaying adoption of these standards until they would apply to private companies. We have elected to use the extended transition period to enable us to comply with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date on which we (i) are no longer an emerging growth company and (ii) affirmatively and irrevocably opt out of the extended transition period provided in the JOBS Act. As a result, our financial statements may not be comparable to those of companies that comply with new or revised accounting pronouncements as of effective dates applicable to public companies.
We are also a “smaller reporting company” meaning that the market value of our stock held by non-affiliates is less than $700 million and our annual revenue was less than $100 million during the most recently completed fiscal year. We will continue to be a smaller reporting company until either (i) the market value of our stock held by non-affiliates is more than $250 million or (ii) our annual revenue is more than

$100 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates is more than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies.
CORPORATE INFORMATION
Our principal business address is 6 Liberty Square, #2382, Boston, MA 02109 USA, and our telephone number is (857) 837-3099. Our website address is www.transcodetherapeutics.com. The information contained in, or that can be accessed through, our website is not part of this Proxy Statement.
MARKET PRICE AND DIVIDEND INFORMATION
TransCode Therapeutics
Our Common Stock is currently listed on the Nasdaq Stock Market LLC under the symbol “RNAZ.”
The closing price of our Common Stock on October 7, 2025, the last trading day before announcement of the Acquisition, was $12.22 per share. The closing price of our Common Stock on March 2, 2026, the last trading day before the announcement of the Licensing Agreement, was $9.87 per share. The closing price of our Common Stock on April 6, 2026, the last trading day before the announcement of the SEPA, was $8.96 per share. As of the Record Date, the closing price for our Common Stock was $5.29 per share.
Holders of our Common Stock are urged to obtain current market quotations for our Common Stock. The market price of our Common Stock could vary significantly.
Dividend Policy
We have not paid any cash dividends on our Common Stock to date and do not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is at the discretion of the Board of Directors at such time.

PROPOSAL 1
Approval, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, of the potential issuance of our Common Stock upon conversion of our Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share, and our Series B Non-Voting Convertible Preferred Stock, par value $0.0001 per share.
General
As described below, on October 8, 2025, we issued 1,152.9568 shares of our Series A Preferred Stock to DEFJ, pursuant to the Purchase Agreement, dated as of October 8, 2025, by and between us and DEFJ, and 59.2255 shares of Series A Preferred Stock to affiliates of Tungsten as transaction expenses. On April 6, 2026, we issued 29.8894 shares of Series A Preferred Stock to the holders of Series A Preferred Stock as a one-time payment-in-kind dividend on the Series A Preferred Stock held by them (the “PIK Dividend”). In addition to the shares of Series A Preferred Stock issued to DEFJ and Tungsten, we issued 83,285 shares of Common Stock to DEFJ pursuant to the Purchase Agreement.
As described below, concurrent with the Acquisition, on October 8, 2025, we entered into the Investment Agreement with DEFJ. Pursuant to the Investment Agreement, we issued 223.7337 shares of Series B Preferred Stock to DEFJ.
Subject to approval by our stockholders and approval by Nasdaq of our Initial Listing Application (as defined below), each share of Polynoma Preferred Stock will convert at the option of each holder of Polynoma Preferred Stock into 10,000 shares of Common Stock. In connection with these conversions, 12,420,717 shares of Common Stock are issuable upon conversion of Series A Preferred Stock and 2,237,337 shares of Common Stock are issuable upon conversion of Series B Preferred Stock. This Proposal 1 would provide the necessary approval for such conversion under the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock and Series B Preferred Stock of TransCode Therapeutics, Inc., dated October 27, 2025, (the “Certificate of Designation”). With respect to our Initial Listing Application and compliance with the initial listing standards of the Nasdaq Capital Market, Appendix C of this Proxy Statement sets forth certain pro forma consolidated financial information for the Company as of and for the three months ended March 31, 2026, and as of and for the year ended December 31, 2025, after giving effect to the assumed conversion of all Polynoma Preferred Stock into Common Stock following stockholder approval of Proposal 1.
Shares Issuable Upon Conversion
Set forth below is a table summarizing the issued and outstanding Polynoma Preferred Stock and the number of shares of Common Stock that are potentially issuable upon conversion of the Polynoma Preferred Stock if our stockholders approve this Proposal 1. The sale into the public market of the underlying Common Stock could materially and adversely affect the market price of our Common Stock.
	Series A Preferred Stock Issued and Outstanding	Series B Preferred Stock Issued and Outstanding	Common Stock Issuable upon Conversion of Preferred Stock
Purchase Agreement	1,152.9568	—	11,529,568
Transaction Expenses	59.2255	—	592,255
PIK Dividend	29.8894	—	298,894
Investment Agreement	—	223.7337	2,237,337
Total	1,242.0717	223.7337	14,658,054
Description of the Transactions
The Acquisition and Investment
On October 8, 2025, we entered into the Purchase Agreement with DEFJ pursuant to which we acquired 100% of the issued and outstanding membership interests of ABCJ. Prior to the Acquisition, ABCJ was a wholly-owned subsidiary of DEFJ and an indirect wholly-owned subsidiary of CK Life Sciences Int’l., (Holdings) Inc., a listed entity on the Main Board of the Hong Kong Stock Exchange. ABCJ owns 100% of the issued and outstanding membership interests of Polynoma LLC, a Delaware limited liability company, previously headquartered in San Diego, California. Polynoma is an immune-oncology focused biopharmaceutical company developing Seviprotimut-L, an investigational polyvalent antigen vaccine intended to reduce the risk of recurrence of melanoma in patients in stage IIB and IIC who have limited options. Seviprotimut-L has been safely administered in clinical trials to more than 1,000 patients.
Under the terms of the Purchase Agreement, in exchange for all of the membership interests of ABCJ immediately prior to the Closing of the Acquisition, the Company issued to DEFJ an aggregate of (i) 83,285 shares of Common Stock, which shares represented no more than 9.99% of the shares of Common Stock outstanding immediately prior to the Acquisition and (ii) 1,152.9568 shares of Series A Preferred Stock. The issuance of the shares of Common Stock and Series A Preferred Stock, excluding the PIK Dividend, to DEFJ occurred on October 8, 2025. In addition, the Company agreed to make up to $95,000,000 in payments to DEFJ upon the achievement of certain milestones. On April 6, 2026, the Company issued 29.8894 shares of Series A Preferred Stock to the holders of Series A Preferred Stock as the PIK Dividend.
Concurrent with the Acquisition, on October 8, 2025, the Company entered into the Investment Agreement with DEFJ. Pursuant to the Investment Agreement, DEFJ agreed to purchase, and the Company agreed to issue and sell in a private placement, an aggregate of 223.7337 shares of Series B Preferred Stock, for a price per share of $111,740, for an aggregate purchase price of approximately $25 million, consisting of a cash subscription of $20 million and a Promissory Note in the aggregate principal amount of approximately $5 million. The Promissory Note accrued interest at a rate of 4% per annum, calculated as simple interest based on a 365-day year. The principal and accrued interest were paid on December 30, 2025.
Tungsten acted as our financial advisor in connection with the Acquisition and as placement agent in connection with the Investment. As partial compensation for its services, the Company issued 59.2255 shares of Series A Preferred Stock to Tungsten.
Each share of Polynoma Preferred Stock is convertible into 10,000 shares of Common Stock, as described below. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Polynoma Preferred Stock are set forth in the Certificate of Designation.
Pursuant to the Purchase Agreement, the Company agreed to hold a stockholders’ meeting to seek stockholder approval of certain matters, including (i) issuance of our Common Stock upon full conversion of shares of Series A Preferred Stock and Series B Preferred Stock in accordance with the rules of Nasdaq and (ii) a “change of control” under Nasdaq Listing Rules 5110 and 5635(b) (together, the “Stockholder Approval”). Nasdaq Listing Rule 5110 requires that the Company submit, and Nasdaq approve, an initial listing application (“Initial Listing Application”) prior to approval by our stockholders of a change of control pursuant to Nasdaq Listing Rule 5635(b). The approval being sought in this Proposal 1, along with the filing of the Initial Listing Application with Nasdaq, is intended to satisfy this obligation.
Repurchase Right
Pursuant to that certain Repurchase Agreement dated as of October 8, 2025, by and between the Company and DEFJ, DEFJ has the right, but not the obligation, under certain circumstances to exercise an option to acquire all of the Company’s and its subsidiaries’ rights in and to the membership interests of ABCJ (the “Interests”) from the Company (the “Repurchase Option”). The occurrence of any of the following events (each a “Triggering Event”) shall enable DEFJ to exercise the Repurchase Option: (i) the Company fails to dose the first patient in any clinical trial of Seviprotimut-L on or before the third anniversary of the date upon which the Company’s stockholders approve Proposal 1, (ii) at any time prior to the third anniversary of the Acquisition if the Common Stock ceases to be listed for trading on Nasdaq; (iii) Stockholder Approval is not obtained on or prior to December 31, 2026, (iv) the conversion of the Polynoma Preferred Stock into Common Stock is not permissible under U.S. federal securities laws or stock exchange rules as of December 31, 2026; (v) the registration statement covering the resale of the Common Stock held by or issuable upon conversion to the holders of Polynoma Preferred Stock has not been declared effective by the SEC prior to June 30, 2026, subject to certain exceptions, and (vi) the continuance of a

Registration Default (as defined below) for the 90-day period commencing on the Registration Default Notice Date (as defined below). In the event that the Repurchase Option is exercised, the Company will be required to sell all of the Interests in exchange for the same amount for which the Company initially purchased the Interests. DEFJ may exercise the Repurchase Option at any time within 90 days following the date on which DEFJ or its representatives become aware of the occurrence of a Triggering Event by delivering notice to the Company.
If the Company is required to have on file with the SEC an effective resale registration statement with respect to the Polynoma Preferred Stock (the “Resale Registration Statement”) and, for any consecutive 90‑day period commencing on or after July 1, 2026, (i) has failed to maintain the effectiveness with the SEC of any such Resale Registration Statement, or (ii) notwithstanding that such Resale Registration Statement has been declared effective by the SEC, such Resale Registration Statement has otherwise ceased to be usable for its intended purpose without being immediately succeeded by a post-effective amendment to such Resale Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) and (ii), a “Registration Default”) then DEFJ or its affiliates may provide written notice to the Company at any time (a “Registration Default Notice”), informing the Company of the existence of a Registration Default (the date on which such notice is deemed given to the Company, the “Registration Default Notice Date”). Notwithstanding the foregoing: (i) no Registration Default will be deemed to have occurred if the unavailability of a Resale Registration Statement is attributable to the failure by DEFJ, or any affiliate of DEFJ, to provide to the Company any information requested in accordance with the Registration Rights Agreement; and (ii) no Registration Default will be deemed to occur or continue in effect on or after the date that all Registrable Securities held by DEFJ or any affiliate of DEFJ may be sold pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) without complying with the volume limitation under Rule 144(e) and the manner of sale limitation under Rule 144(f), and, on an aggregate basis, DEFJ, together with its affiliates, owns less than 9.99% of the Common Stock on a fully diluted basis.
Contingent Value Rights
In connection with the Closing of the Acquisition and Investment, the Company entered into a CVR Agreement with VStock Transfer, LLC as Rights Agent, pursuant to which each holder of Common Stock as of 5:00 p.m. Eastern Time on October 20, 2025, including those holders receiving shares of Common Stock in connection with the Acquisition, received a CVR issued by the Company, subject to and in accordance with the terms and conditions of the CVR Agreement, for each share of Common Stock held by such holder as of such time. The CVR Agreement has a term of seven years.
The CVRs entitle the CVR Holders, in the aggregate, to 50% of the Net Proceeds (as defined below) from any Upfront Payment (as defined below) or Milestone Payment (as defined below) received by the Company in a given calendar quarter.
For the purposes of the CVR Agreement, “Net Proceeds” means, for each direct or indirect sale, lease, license, transfer, assignment or other disposition of any kind of any of the tangible and intangible assets exclusively used in or solely related to the Company’s TTX-MC138 program (a “Disposition”), including any product or therapy, in any dosage or form, that contains or comprises, TTX-MC138, including any modification or derivative thereof (the “Program Assets”), the Gross Proceeds (as defined below) minus Permitted Deductions (as defined below) calculated in accordance with GAAP. “Gross Proceeds” means any upfront cash consideration received by the Company pursuant to any definitive written agreement providing for a transaction or series of transactions between the Company and any person who is not an affiliate of the Company, effectuating a Disposition (a “Disposition Agreement”) solely with respect to the Program Assets, received within 30 days following the effective date of such Disposition Agreement (an “Upfront Payment”).
For the purposes of the CVR Agreement, “Milestone Payment” means any cash payment received by or on behalf of the Company pursuant to any Disposition Agreement solely with respect to or as a result of the achievement or occurrence of any non-clinical, clinical or regulatory event or activity, in each case, solely related to the Program Assets.

The distributions in respect of the CVRs that become payable will be made on a quarterly basis and will be subject to a number of deductions, subject to certain exceptions or limitations, including but not limited to certain taxes and certain out-of-pocket expenses incurred by the Company (“Permitted Deductions”).
Under the CVR Agreement, the Rights Agent has, and CVR Holders of at least 40% of the CVRs then-outstanding have, certain rights to audit and enforcement on behalf of all CVR Holders. The CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than as permitted pursuant to the CVR Agreement.
DEFJ Registration Rights Agreement
On October 8, 2025, in connection with the Acquisition and Investment, the Company entered into the DEFJ Registration Rights Agreement with DEFJ. Pursuant to the DEFJ Registration Rights Agreement, the Company is required to prepare and file a resale registration statement with the SEC with respect to the shares of Common Stock and the Common Stock underlying the Polynoma Preferred Stock issued to DEFJ pursuant to the Acquisition and the Investment, as well as the Common Stock underlying the shares of Series A Preferred Stock issued in connection with the PIK Dividend. The Company agreed to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable. In addition, the Company granted certain demand and piggy-back registration rights to DEFJ.
The Company has also agreed, among other things, to indemnify DEFJ and its partners, members, directors, officers, stockholders, legal counsel, accountants and underwriters and each Person who controls any such holder or underwriter (within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act).
Description of the Polynoma Preferred Stock
Ranking
The Polynoma Preferred Stock ranks on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily.
Dividends
If the Company, at any time while any shares of Polynoma Preferred Stock are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of the Polynoma Preferred Stock) with respect to the then-outstanding shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio (as defined in the Certificate of Designation) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares held by the Company) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares held by the Company).
Each holder of Polynoma Preferred Stock is entitled to receive dividends on shares of Polynoma Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation, as defined below) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of Common Stock when such dividends are paid on shares of Common Stock.
Each holder of Series A Preferred Stock received a one-time payment-in-kind dividend accrued at a rate equal to 5% per annum paid in shares of Series A Preferred Stock on April 6, 2026.

Beneficial Ownership Limitation
Until the earliest to occur of (i) the Stockholder Approval, and (ii) the consummation by the Company of certain Fundamental Transactions (as defined in the Certificate of Designation), each holder of Polynoma Preferred Stock may hold a number of shares equal to no more than 9.99% of the shares of Common Stock outstanding immediately prior to the Acquisition (the “Beneficial Ownership Limitation”). Upon receipt of the Stockholder Approval or the consummation of a Fundamental Transaction (as defined in the Certificate of Designation), holders of Polynoma Preferred Stock may waive or change the Beneficial Ownership Limitation effective upon written notice to the Company; provided, that such notice must be delivered not less than sixty days prior to the effectiveness of such waiver or change.
Conversion
If the Company’s stockholders approve Proposal 1, each share of Series A Preferred Stock will be convertible by the holders of the Series A Preferred Stock into 10,000 shares of Common Stock, at any time and from time to time following 5:00 p.m. Eastern Time on the third business day after the approval of Proposal 1.
If the Company’s stockholders approve Proposal 1, each share of Series B Preferred Stock will be convertible by the holders of the Series B Preferred Stock into 10,000 shares of Common Stock, at any time and from time to time following the earliest to occur of (i) April 8, 2026, (ii) the effectiveness date of a registration statement covering the resale of the Common Stock issuable upon conversion of the Series B Preferred Stock, and (iii) 5:00 p.m. Eastern Time on the third business day after the date of approval of Proposal 1, in each case at the option of the holder of Series B Preferred Stock.
The conversion of the Polynoma Preferred Stock into Common Stock is subject to certain limitations provided in the Certificate of Designation, including that prior to the Stockholder Approval, the Company will not be required to effect a conversion of the Polynoma Preferred Stock to the extent such conversion would cause the Company to violate Nasdaq Listing Rule 5635.
Voting and Consent Rights
Except as otherwise required by law, the Polynoma Preferred Stock does not have voting rights. However, as long as any shares of Polynoma Preferred Stock are outstanding, we may not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Polynoma Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Polynoma Preferred Stock or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Company’s Charter or Bylaws, or file any articles of amendment, certificates of designation, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Polynoma Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Charter or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Polynoma Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Polynoma Preferred Stock, (iii) prior to the Stockholder Approval or at any time while at least 30% of the originally issued Polynoma Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined in the Certificate of Designation) or (B) any merger or consolidation of the Company with or into another entity or any stock sale or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, or (iv) enter into any agreement with respect to any of the foregoing.
Cash Settlement
Upon the occurrence of the conditions set forth in Section 5.3 of the Repurchase Agreement, or if the Company fails to deliver to the holder of Polynoma Preferred Stock a certificate or certificates representing shares of Common Stock, or electronically deliver such shares, (i) on or prior to the third trading day after the applicable Share Delivery Date (as defined in the Certificate of Designation), or (ii) April 8, 2027, then, unless the holder of Polynoma Preferred Stock has rescinded the applicable Notice of Conversion (as defined in the Certificate of Designation), the Company will, at the request of the holder of Polynoma Preferred Stock, pay an amount equal to the Fair Value (as defined in the Certificate of Designation) of such undelivered shares, with such payment to be made within two business days from the date of request by such holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however, that such request shall be presumed to have been duly and properly made by such holder if Stockholder Approval with respect to the Polynoma Preferred Stock shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Company. The cash settlement provisions set forth in the Certificate of Designation shall be available irrespective of the reason for the Company’s failure to timely deliver the applicable shares of Common Stock including due to the lack of obtaining the Stockholder Approval with respect to the Polynoma Preferred Stock.
Designation
The Company has designated 1,242.0718 shares of the Company’s preferred stock to be Series A Preferred Stock and 223.7337 shares of the Company’s preferred stock to be Series B Preferred Stock, pursuant to the Certificate of Designation.
Background and Reasons for the Transactions
Beginning in 2025, the Company sought to identify potentially synergistic businesses to acquire and/or merge with as well as potential strategic and institutional investors to fund the Company’s research. In April and May 2025, the Board of Directors, as part of its effort to continually evaluate how to best maximize stockholder value and fund the Company’s operations and development of the Company’s product candidates, believed it in the best interest of the Company and its stockholders to conduct a preliminary assessment to identify and evaluate potential strategic and financing transactions.
On April 25, 2025, the Company engaged Tungsten Advisors (through its Broker-Dealer, Finalis Securities LLC) (“Tungsten”) to serve as financial advisor to the Company to assist the Company in identifying and evaluating potential strategic and financing transactions. During April and May 2025, management met regularly with Tungsten to identify potential transaction candidates and potential funding sources.
On June 2, 2025, Tungsten introduced representatives from CK Life Sciences Int’l., (Holdings) Inc. (“CK Life Sciences”), which indirectly owned all of the equity interests in Polynoma, to the Company to discuss a possible strategic transaction involving the Company and Polynoma. As part of these discussions, representatives of CK Life Sciences indicated a possible equity investment into the Company as part of any transaction.
On June 13, 2025, representatives of the Company, CK Life Sciences and Tungsten met in New York City to discuss a possible business combination and related due diligence. Following the in-person meeting in New York City, representatives of the Company, CK Life Sciences and Tungsten, together with representatives of Orrick, Herrington & Sutcliffe (representing the Company) and Freshfields US LLP (representing CK Life Sciences) continued to meet by videoconference regarding potential business combination issues and also conducted related due diligence.
On August 5, 2025, the Company and CK Life Sciences entered into a non-binding term sheet for a potential combination that, among other things, contemplated continued due diligence and also granted to CK Life Sciences negotiation exclusivity through September 2025. During the remainder of August and September 2025, the parties negotiated potential definitive agreements for the acquisition of Polynoma by the Company in exchange for equity of the Company coupled with a $25 million equity investment by CK Life Sciences in the Company and, during the week of September 8, 2025, the parties met in person in Boston.
On October 8, 2025, the parties executed the Purchase Agreement and related definitive agreements for the Acquisition and Investment and publicly announced the transactions.
On October 27, 2025, the Company amended the Certificate of Designation to clarify that as long as the Purchase Agreement remains in effect and for as long as any shares of Polynoma Preferred Stock remain outstanding, prior to receipt by the Company of its stockholders’ approval of the conversion of the applicable series of Polynoma Preferred Stock into shares Common Stock in accordance with the listing rules of the Nasdaq Stock Market, the Company will not issue pursuant to the Purchase Agreement more than an aggregate of 19.9% of the Common Stock outstanding as of October 8, 2025, to the holders of Polynoma Preferred Stock. In addition, the Amended and Restated Certificate of Designation removed the ability of a holder of Polynoma Preferred Stock to convert, at the option of such holder, the Polynoma Preferred Stock into Common Stock in the event of a delisting of Common Stock from Nasdaq.
Board of Directors Reasons to Approve the Transactions
In approving the Acquisition and Investment, the Board of Directors considered the advantages and disadvantages of the Acquisition together with the $25 million equity investment by CK Life Sciences versus other alternatives, including continuing to focus our resources on our legacy research and development pipeline, other potential business development opportunities reviewed by the Board of Directors and the opportunities and risks presented with the Acquisition. In particular, the Board of Directors took into account the following reasons, facts and circumstances in approving the Transactions:

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The Board of Directors believed, after a thorough review of strategic alternatives and discussions with our senior management, our financial advisors and legal counsel, that the Acquisition is more favorable to our stockholders than the potential value that might have resulted from other strategic options available to us.

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The Board of Directors believed that the structure of the Acquisition, the issuance of Common Stock and Series A Preferred Stock at a simultaneous sign and close of the transaction (“Announced Closing Structure”), instead of a structure where our stockholders could vote to approve or disapprove of the issuance of in excess of 19.9% of the Company’s Common Stock (on a fully-diluted basis) as part of a delayed-closing of the transaction (“Delayed Closing Structure”), had benefits to our stockholders. First, a Delayed Closing Structure typically takes approximately four to six months to consummate and we would have continued to expend cash to fund operations through that time, resulting in less net cash upon closing of the Acquisition and a less favorable implied value for our stockholders. Second, the ability to consummate the Announced Closing Structure provided more cash at closing of the Acquisition because the Company received $20 million of the equity investment at closing, with the balance of the $5 million received in December 2025 (which was within three months of the closing of the Acquisition).

•
The Board of Directors believes that, as a result of arm’s length negotiations with CK Life Sciences, the Company negotiated a favorable equity split for our stockholders based upon the relative values that the Company and CK Life Sciences assigned to the Company and Polynoma, respectively, and additionally the CVR issued to the Company’s stockholders provided an additional contingent benefit to our investors.

•
Following the $25 million equity financing received from CK Life Sciences Investment, we would have significantly greater financial resources and additional funding opportunities to fund the near-term development of our drug candidates.

After giving consideration to these and other factors, the Board of Directors unanimously approved the Acquisition and Investment, which the Board of Directors believes better positions us for long-term success.
Opinion of the Company’s Financial Advisor
The Company retained H.C. Wainwright & Co., LLC (“Wainwright”) in September 2025 to render an opinion to the Board of Directors as to the fairness, from a financial point of view, to the Company of the consideration to be paid by the Company to DEFJ in connection with the Acquisition (the “Closing Consideration”).
On October 6, 2025, Wainwright rendered its oral opinion to the Board of Directors (which was subsequently confirmed in writing by delivery of Wainwright’s written opinion dated the same date) to the effect that, based upon and subject to the assumptions, factors, qualifications and limitations set forth in the written opinion described herein, as of October 6, 2025, the Closing Consideration was fair, from a financial point of view, to the Company.
Wainwright’s opinion was prepared for the information of the Board of Directors and only addressed the fairness, from a financial point of view, to the Company of the Closing Consideration. Wainwright was not requested to opine as to, and Wainwright’s opinion did not address, the relative merits of the Acquisition or any alternatives to the Acquisition, the Company’s underlying decision to proceed with or effect the Acquisition, or any other aspect of the Acquisition. Wainwright’s opinion does not address the fairness of the Acquisition to the holders of any class of securities, creditors or other constituencies of the Company. Wainwright did not express an opinion about the fairness of the amount or nature of any compensation payable or to be paid to any of the officers, directors or employees, of the Company, whether or not relative to the Acquisition. At the instruction of the Board of Directors, Wainwright did not consider the value of the CVRs in its analysis.
The summary of Wainwright’s opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion included as Appendix A to this Proxy Statement which sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Wainwright in preparing its opinion. Wainwright’s opinion was prepared for the information of the Board of Directors for its use in connection with its consideration of the Acquisition. Neither Wainwright’s written opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement are intended to be, and they do not constitute, a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to any matter relating to the Acquisition or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Wainwright, among other things, reviewed:
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the financial terms of the Acquisition described in the draft Purchase Agreement;

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the financial terms of the Investment described in the draft Investment Agreement;

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certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company and the combined company furnished to us, and prepared by, the Company’s management for purposes of Wainwright’s analysis;

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relevant market sizing projections for the assets and indications that will be acquired by the Company;

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our management’s assessment of the strategic rationale for, and the potential benefits of, the Acquisition;

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the past and current business operations, financial condition and future prospects of the Company;

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the reported price and trading activity for the Common Stock;

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certain publicly available information, including, but not limited to, the Company’s recent filings with the SEC and the financial statements set forth therein;

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the financial terms, to the extent publicly available, of certain acquisition and financing transactions that Wainwright deemed to be relevant; and

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such other analyses and such other factors as Wainwright deemed relevant or appropriate for the purpose of rendering its opinion.

For purposes of its opinion, with the approval of the Board of Directors and without independent verification, Wainwright assumed that:
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100% of the Closing Consideration is attributable to Polynoma LLC, a Delaware limited liability company (“Polynoma”);

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approximately 11,612,853 shares of Common Stock will be issued in the Acquisition (assuming approval of Proposal 1 and conversion of the Series A Preferred Stock);

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approximately 2,264,493 shares of Common Stock will be issued in the Investment (assuming approval of Proposal 1 and conversion of the Series B Preferred Stock);

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the holders of the outstanding Common Stock immediately prior to the Acquisition and the Investment will own approximately 5.4% of the outstanding equity of the Company on a fully diluted basis immediately following the Closing and after giving effect to the conversion of the Polynoma Preferred Stock;

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DEFJ will own approximately 90.7% of the outstanding equity of the Company on a fully diluted basis immediately following the closings of the Acquisition and Investment and after giving effect to the conversion of the Polynoma Preferred Stock; and

•
DEFJ will not exercise the Repurchase Option.

In connection with its opinion, Wainwright assumed and relied upon, without verifying independently, the accuracy and completeness of all information that was publicly available or furnished, or otherwise made available, to Wainwright or discussed with or reviewed by or for Wainwright for the purposes of preparing its opinion, and further assumed that the financial information provided to Wainwright had been prepared by the management of the Company on a reasonable basis in accordance with industry practice, and that management of the Company was not aware of any information or facts that would make any information provided to Wainwright incomplete or misleading. For the purpose of its opinion, Wainwright assumed that management of the Company prepared reasonably the financial forecasts, estimates and other forward-looking information reviewed by Wainwright, based on assumptions reflecting management of the Company’s best currently available estimates and good faith judgments as to the expected future results of operations and financial condition of the Company and the combined company, respectively. Wainwright expressed no view as to any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based.
Wainwright relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties set forth in the Purchase Agreement and all related documents and instruments that are referred to therein are true and correct, (ii) each party to the Purchase Agreement will fully and timely perform all of the covenants and agreements required to be performed by such party, (iii) the Acquisition and the Investment will be consummated pursuant to the terms of the Purchase Agreement and the Investment Agreement, as applicable, without amendments thereto, and (iv) all conditions to the consummation of the Acquisition and the Investment will be satisfied without waiver by any party of any conditions or obligations thereunder. Additionally, Wainwright assumed that all the necessary regulatory approvals and consents required for the Acquisition and the Investment will be obtained in a manner that will not adversely affect the Company.
In arriving at its opinion, Wainwright did not perform any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of the Company or Polynoma, and was not furnished or provided with any such appraisals or valuations. Without limiting the generality of the foregoing, Wainwright has not undertaken any independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company, Polynoma or any of their respective affiliates is a party or may be subject, and at the Company’s direction and with the Company’s consent, Wainwright’s opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.
Wainwright’s opinion is necessarily based upon the information available to Wainwright and facts and circumstances as they existed and were subject to evaluation as of October 6, 2025, which is the date of Wainwright’s opinion. Although events occurring after the date of Wainwright’s opinion could materially affect the assumptions used in preparing the opinion, Wainwright does not have any obligation to update, revise or reaffirm its opinion and Wainwright expressly disclaims any responsibility to do so. Wainwright did not express any opinion as to the value of the shares of Common Stock to be issued in the Acquisition and the Investment or the prices at which shares of Common Stock may trade following announcement of the Acquisition or at any future time.
General
Wainwright is a nationally recognized full-service investment banking firm that provides financial advisory services and is continually engaged in providing corporate finance, strategic advisory and related services to public and private companies across multiple sectors and regions. The Company retained Wainwright to render an opinion to the Board of Directors as to the fairness, from a financial point of view, to the Company of the Closing Consideration pursuant to the Purchase Agreement based upon the foregoing qualifications, experience and expertise.
The Company paid Wainwright a cash fee of $300,000 for rendering its fairness opinion delivered in connection with the Acquisition. The opinion fee was not contingent in whole or in part on the success of the Acquisition, or on the results of Wainwright’s evaluation and analysis or upon the conclusions reached in Wainwright’s opinion. In addition, the Company agreed to reimburse Wainwright for its reasonable, documented, out-of-pocket expenses, including reasonable documented fees and disbursements of its counsel. The Company has also agreed to indemnify Wainwright against certain liabilities and other items that may arise out of the Company’s engagement of Wainwright. The Board of Directors did not limit Wainwright in any way in the investigations it made or the procedures it followed in rendering its opinion.
In the ordinary course of business, Wainwright and its affiliates may acquire, hold or sell, for its and its affiliates’ own accounts and for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, and, accordingly, may at any time hold a long or a short position in such securities. In January 2024, Wainwright acted as the exclusive placement agent for a public offering by the Company for which it received cash fees and expense reimbursements totaling $723,678 and warrants to purchase up to an aggregate of 388 shares of Common Stock at an exercise price of $1,409.10 per share (after giving effect to subsequent reverse splits of the Common Stock). In addition, in November 2023, Wainwright acted as the exclusive placement agent for a public offering by the Company for which it received cash fees and expense reimbursements totaling $156,800 and warrants to purchase up to an aggregate of 18 shares of Common Stock at an exercise price of $11,180.40 per share (after giving effect to subsequent reverse splits of the Common Stock). Except as described above, Wainwright has not had a material relationship with, nor otherwise received fees from, the Company, DEFJ, or Polynoma during the two years preceding the date upon which Wainwright delivered the opinion. In the future, Wainwright may provide financial advisory and investment banking services to the Company, Polynoma or their respective affiliates for which it would expect to receive compensation.
Consistent with applicable legal and regulatory requirements, Wainwright has adopted policies and procedures to establish and maintain the independence of its research department and personnel. As a result, Wainwright’s research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to the Company, Polynoma and/or the Acquisition that differ from the views of its investment banking personnel.
Reasons for Stockholder Approval
Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq. Nasdaq Listing Rule 5635(a) requires stockholder approval in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of Common Stock or securities convertible into Common Stock related to the transaction, the Common Stock has or will upon issuance have voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into Common Stock, Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company.
The shares of Common Stock issued in connection with the Acquisition amounted to approximately 9.99% of our outstanding shares of Common Stock immediately prior to execution of the Purchase Agreement. If all shares of the Polynoma Preferred Stock are converted into shares of Common Stock, the shares of Common Stock held by DEFJ and its affiliates would constitute 90.8% of our then-outstanding shares of Common Stock. As the issuance of our Common Stock upon exercise of the Polynoma Preferred Stock (i) would result in us issuing shares in excess of 19.99% of our shares of Common Stock outstanding immediately prior to execution of the Purchase Agreement as consideration for the all of the shares of ABCJ, and (ii) would result in DEFJ and its affiliates beneficially owning more than 20% of our shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement, we are required to obtain stockholder approval of the issuance of the shares of our Common Stock upon conversion of

Polynoma Preferred Stock before they may be converted in order to comply with Nasdaq Listing Rule 5635. Proposal 1 is intended to satisfy our obligations under Nasdaq Listing Rule 5635.
Effect of Proposal 1
In the event that our stockholders approve Proposal 1 at the Annual Meeting and Nasdaq approves our Initial Listing Application, the Series A Preferred Stock will become convertible into shares of Common Stock. The issuance of our Common Stock upon conversion of the Series A Preferred Stock will not affect the rights or privileges of our existing stockholders, except that their economic and voting interests will be diluted. Although the number of shares of Common Stock that our existing stockholders own will not decrease, these shares will represent a substantially smaller percentage of our total outstanding shares of Common Stock after any such conversion.
In the event that our stockholders do not approve this Proposal 1 at the Annual Meeting, the Series A Preferred Stock will not become convertible unless and until our stockholders approve of such conversion and issuance of shares of Common Stock for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635. Further, pursuant to the Repurchase Agreement, if the Company fails to obtain the approvals sought in this Proposal 1 by December 31, 2026, the holders of Series A Preferred Stock may enable DEFJ to exercise its Repurchase Option and require the Company to pay to the holders of Series A Preferred Stock an amount in cash equal to the fair value of the shares of Common Stock underlying the Series A Preferred Stock that could not be delivered, which would have a material adverse effect on our business and financial condition. Pursuant to the Purchase Agreement, in the event that our stockholders do not approve this Proposal 1 at the Annual Meeting, we are required to use our reasonable best efforts to secure the approvals sought in this Proposal 1 as soon as practicable following the date of the Annual Meeting. We will be required to hold a stockholder meeting at least every six months to solicit and take a vote on the approvals sought in this Proposal 1 until such approvals are obtained. The process of continuing to hold stockholder meetings to obtain such approvals would cause us to incur significant expenses and could divert our management’s attention from the operation of our business.
In addition, as previously disclosed, we received a deficiency letter from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying us that we are not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). Our Quarterly Report on Form 10-Q for the period ended March 31, 2026, reported stockholders’ equity of $1,251,427, which is below the Stockholders’ Equity Requirement. If Proposal 1 is approved, we expect to regain compliance with the Stockholders’ Equity Requirement. Due to the redemption feature described above, as of March 31, 2026, the Series A Preferred Stock was classified within temporary equity on the Company’s consolidated balance sheet. If Proposal 1 is approved, the Series A Preferred Stock is expected to be re-classified as equity on the Company’s consolidated balance sheet, and thereby enabling us to regain compliance with the Stockholders’ Equity Requirement.
Interests of Directors and Executive Officers
As described in the Current Report on Form 8-K filed by us with the SEC on October 8, 2025, on October 6, 2025, the Board of Directors appointed Philippe P. Calais as Chief Executive Officer of the Company. In connection with Dr. Calais’s new role, the Company entered into an employment agreement with Dr. Calais, effective October 8, 2025.
Except for Dr. Calais, as discussed above, none of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal 1.
Vote Required for Approval of this Proposal
The affirmative vote of the holders of a majority of the shares of Common Stock that are present or represented by proxy and entitled to vote with respect to this Proposal 1 is required to approve Proposal 1. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on Proposal 1. Broker non-votes will have no effect on Proposal 1. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” the holders of DEFJ Excluded Stock are not entitled to vote such shares. As a result, a total of 867,017 shares of Common Stock are entitled to vote on Proposal 1 at the Annual Meeting. Any votes cast “FOR” or “AGAINST” Proposal 1 attributable to any of the DEFJ Excluded Stock will be disregarded for purposes of determining whether Proposal 1 is approved.
Recommendation
Given the potential material adverse effect on our business and financial condition if the Company fails to obtain the approvals sought in Proposal 1 by December 31, 2026, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 1.

PROPOSAL 2
Approval, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(a), of the potential issuance of our Common Stock upon conversion of the Series C Non-Voting Convertible Preferred Stock, par value $0.0001 per share
General
As described below, we issued 1,136,364 shares of Series C Preferred Stock to Unleash in connection with the Licensing Agreement. As compensation for services rendered by Tungsten in connection with the Licensing Agreement, we also issued an aggregate of 77,840 shares of Series C Preferred Stock to Tungsten and its affiliates and designees.
Subject to approval by the stockholders of this Proposal 2, each share of Series C Preferred Stock will be convertible into one share of Common Stock. This Proposal 2 would provide the necessary approval for such conversion under the Series C Certificate of Designation.
Shares Issuable Upon Conversion
Set forth below is a table summarizing the issued and outstanding Series C Preferred Stock and the number of shares of Common Stock that are potentially issuable upon conversion of the Series C Preferred Stock if the stockholders approve this Proposal 2. The sale into the public market of the underlying Common Stock could materially and adversely affect the market price of our Common Stock.
	Series C Preferred Stock Issued and Outstanding	Common Stock Issuable upon Conversion
Licensing Agreement	1,136,364	1,136,364
Transaction Expenses	77,840	77,840
Total	1,214,204	1,214,204
Description of the Transaction
On March 2, 2026, the Company entered into the Licensing Agreement with Unleash pursuant to which the Company licensed a preclinical candidate program involving genetically-engineered adenoviruses intended to harness the immune system to fight cancer, as well as an exclusive, perpetual, irrevocable, worldwide, fully paid-up, royalty-free, sublicensable right and license to related technology. As consideration for the Licensing Agreement, pursuant to the Unleash Registration Rights Agreement, the Company issued 1,136,364 shares of its Series C Preferred Stock to Unleash. The Series C Preferred Stock is not convertible until the Company’s stockholders approve its conversion into shares of Common Stock in accordance with the listing rules of Nasdaq. Following the Unleash Stockholder Approval, each share of Series C Preferred Stock is convertible into one share of our Common Stock. On March 2, 2026, the Company filed the Series C Certificate of Designation with the Secretary of State of the State of Delaware in connection with the Unleash Registration Rights Agreement. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series C Preferred Stock are set forth in the Series C Certificate of Designation. Pursuant to the Unleash Registration Rights Agreement, the Company agreed to file a Form S-3 registration statement registering the shares issued or issuable under the Unleash Registration Rights Agreement and to use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable after such registration statement is filed. The Company also granted Unleash customary demand registration and indemnification rights and entered into customary issuer covenants.
Tungsten acted as our financial advisor in connection with the Licensing Agreement. As compensation for its services, we issued to Tungsten and its affiliates and designees an aggregate of 77,840 shares of Series C Preferred Stock.
The Company shall not effect any conversion of any share of Series C Preferred Stock to the extent that, after giving effect to such attempted conversion, such stockholder would beneficially own a number of shares of Common Stock in excess of the Series C Beneficial Ownership Limitation (as defined below), which shall initially be set at 4.99% for each holder. Holders of the Series C Preferred Stock may adjust or waive the Series C Beneficial Ownership Limitation upon written notice to the Company upon the earlier of (i) receipt of the Unleash Stockholder Approval and (ii) consummation of a Fundamental Transaction (as defined in the Series C Certificate of Designation).
Description of Series C Preferred Stock
Ranking
The Series C Preferred Stock ranks on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily.
Dividends
At any time while the Series C Preferred Stock is outstanding, holders of Series C Preferred Stock are entitled to receive dividends on shares of the Series C Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Series C Beneficial Ownership Limitation) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of Common Stock payable in the form of Common Stock) actually paid on shares of Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of Common Stock.
Beneficial Ownership Limitation
Until the earliest to occur of (i) the Unleash Stockholder Approval, and (ii) consummation by the Company of certain Fundamental Transactions, each holder of Series C Preferred Stock may hold a number of shares equal to no more than 4.99% of the shares of Common Stock outstanding immediately prior to the Licensing Agreement. Upon receipt of the Unleash Stockholder Approval or consummation of a Fundamental Transaction, holders of Series C Preferred Stock may waive or change the Beneficial Ownership Limitation effective upon written notice to the Company; provided, that such notice must be delivered not less than sixty days prior to the effectiveness of such waiver or change.
Conversion
Each share of Series C Preferred Stock will be convertible at the option of the holder thereof, at any time and from time to time following 5:00 p.m. Eastern Time on the third business day after the Unleash Stockholder Approval is received. Each share of Series C Preferred Stock will be convertible by the holders of the Series C Preferred Stock into one share of Common Stock. The conversion of the Series C Preferred Stock into Common Stock is subject to certain limitations provided in the Series C Certificate of Designation, including that prior to the Unleash Stockholder Approval, the Company will not be required to effect a conversion of the Series C Preferred Stock to the extent such conversion would cause the Company to violate Nasdaq Listing Rule 5635.
Voting and Consent Rights
Except as otherwise required by law, the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series C Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or the Bylaws of the Company, or file any articles of amendment, certificates of designation, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, or (ii) issue further shares of Series C Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred Stock.

Designation
The Company has designated 1,214,204 shares of its preferred stock to be Series C Preferred Stock, pursuant to the Series C Certificate of Designation.
Reasons for Stockholder Approval
Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq. Nasdaq Listing Rule 5635(a) requires stockholder approval in connection with the acquisition of the stock or assets of another company if, where due to the present or potential issuance of Common Stock or securities convertible into Common Stock, the Common Stock has or will upon issuance have voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into Common Stock.
As discussed above, on March 2, 2026, we issued to Unleash and Tungsten an aggregate of 1,214,204 shares of Series C Preferred Stock. Since the issuance of shares of our Common Stock upon conversion of the Series C Preferred Stock would result in Unleash beneficially owning more than 19.99% of our shares of Common Stock outstanding immediately prior to execution of the Unleash Registration Rights Agreement, we are required to obtain stockholder approval of the issuance of our Common Stock upon conversion of our Series C Preferred Stock before they may be converted in order to comply with Nasdaq Listing Rule 5635(a). This Proposal 2 is intended to satisfy our obligations under Nasdaq Listing Rule 5635(a).
Effect of Proposal 2
In the event that our stockholders approve this Proposal 2 at the Annual Meeting, the Series C Preferred Stock will become convertible into shares of Common Stock. The issuance of our shares of Common Stock upon conversion of Series C Preferred Stock will not affect the rights or privileges of our existing stockholders, except that their economic and voting interests will be diluted. Although the number of shares of Common Stock that our existing stockholders own will not decrease, these shares will represent a smaller percentage of our total outstanding shares of Common Stock after any such conversion.
In the event that our stockholders do not approve this Proposal 2 at the Annual Meeting, the Series C Preferred Stock will not become convertible unless and until stockholders approve such conversion and issuance of shares of Common Stock for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635.
Interests of Directors and Executive Officers
None of our directors or executive officers has any substantial interest, direct or indirect, in the approval of this Proposal 2.
Vote Required for Approval of this Proposal
The affirmative vote of the holders of a majority of the shares of Common Stock that are present or represented by proxy and entitled to vote with respect to this Proposal is required to approve Proposal 2.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 2.

PROPOSAL 3
Approval, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), of the issuance of shares of our Common Stock pursuant to the SEPA and Convertible Notes
Description of the Transaction
SEPA Advances
On April 6, 2026, the Company and Yorkville entered into the SEPA and the related Yorkville Registration Rights Agreement pursuant to which the Company has the right to sell to Yorkville up to $14.0 million of its Common Stock, subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA. Sales of shares of Common Stock to Yorkville under the SEPA, and the timing of any such sales, are at the Company’s option, and the Company is under no obligation to sell any shares of Common Stock to Yorkville under the SEPA.
The conditions to Yorkville’s purchase obligation set forth in the SEPA include, among other things, (i) having the Yorkville Registration Statement covering the resale of the shares of Common Stock issuable under the SEPA declared effective by the SEC, which Yorkville Registration Statement the Company filed with the SEC on April 30, 2026, and (ii) no balance being outstanding under any Convertible Note, with certain exceptions. Upon satisfaction of the SEPA conditions, the Company will have the right, but not the obligation, from time to time at its sole discretion until the SEPA is terminated or expires in accordance with its terms, to direct Yorkville to purchase a specified number of shares of Common Stock up to the applicable Maximum Advance Amount (defined below), by delivering to Yorkville a Company Advance Notice in accordance with the terms of the SEPA. The purchase price per share for each Advance is set at 97% of the lowest VWAP during the three consecutive trading days beginning on the date upon which the Advance Notice is delivered.
While there is no mandatory minimum amount of Common Stock the Company is required to direct Yorkville to purchase pursuant to any single Advance Notice, a Company Advance Notice may not direct Yorkville to purchase a number of shares of Common Stock exceeding the greater of (i) 100% of the average daily trading volume of the Common Stock on The Nasdaq Capital Market (“Nasdaq”) during the five consecutive trading day-period immediately preceding an Advance Notice and (ii) 500,000 shares of Common Stock. A Yorkville Advance Notice (in connection with Convertible Notes) may not elect to purchase a number of shares of Common Stock with a value exceeding the balance owed under the Convertible Notes outstanding on the date of the delivery of the Yorkville Advance Notice. Each maximum amount in this paragraph is a “Maximum Advance Amount.” The Company may elect, in its sole discretion, to set forth a minimum acceptable price in each Company Advance Notice (each, a “Minimum Price”).
“VWAP” is defined in the SEPA as the daily volume weighted average price of the Common Stock for such trading day on Nasdaq during regular trading hours as reported by Bloomberg L.P. The shares of Common Stock that the Company directs Yorkville to purchase pursuant to a Company Advance Notice delivered under the SEPA will be purchased by Yorkville at a per share price equal to 97% of the lowest daily VWAP of the Common Stock during the three consecutive trading day-period commencing on the date of delivery of the Company Advance Notice (each such period, a “Pricing Period”), other than (i) the daily VWAP on a trading day on which the daily VWAP is less than the Minimum Price set by the Company in the Company Advance Notice (if any), or (ii) there is no daily VWAP on the subject trading day during the applicable Pricing Period. To the extent any such VWAP is excluded from the calculation of the per share purchase price under a Company Advance Notice because it is below the Minimum Price, the total number of shares of Common Stock to be purchased by Yorkville in the applicable Advance will be automatically reduced by one-third for each trading day during the applicable Pricing Period with respect to which a VWAP is so excluded. There is no upper limit on the price per share that Yorkville could be obligated to pay for the Common Stock that the Company may elect to sell to it in any Company Advance Notice. The purchase price per share of Common Stock that the Company may elect to sell to Yorkville in a Company Advance will be equitably adjusted for any stock split, stock combination, stock dividend or other similar transaction involving the Common Stock occurring during the applicable Pricing Period for such Advance.

The Company will control the timing and amount of any sales of Common Stock to Yorkville under a Company Advance. Actual sales of Common Stock to Yorkville under a Company Advance will depend on a variety of factors to be determined by the Company, in its sole discretion, from time to time, which may include, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to appropriate sources of funding for its business and operations.
In addition, provided there is no more than 10% of the initial balance outstanding under a Convertible Note, Yorkville will have the right, but not the obligation, from time to time at its sole discretion, to cause an Advance Notice to be deemed delivered to Yorkville, and to purchase a specified number of shares of Common Stock, up to the applicable Maximum Advance Amount, by delivering a Yorkville Advance Notice, in accordance with the terms of the SEPA. The purchase price of the shares of Common Stock in respect of a Yorkville Advance Notice will be equal to the Conversion Price that would be applicable to the amount of the Advance selected by Yorkville if such amount were converted into Common Stock pursuant to the Convertible Notes as of the date of the delivery of the Yorkville Advance Notice. Yorkville will pay the purchase price for the shares of Common Stock by offsetting the amount of the purchase price due from Yorkville against an equal amount outstanding under the Convertible Notes (first towards accrued but unpaid interest, if any, then towards any principal amount).
Convertible Notes
In connection with the SEPA, and subject to the conditions set forth therein, Yorkville has also agreed to advance to the Company up to $6.0 million, less certain amounts as described below, as a Pre-Paid Advance. The Pre-Paid Advance will be paid in two tranches in exchange for the Company’s issuance to Yorkville of the Convertible Notes.
The first Pre-Paid Advance was disbursed to the Company on April 16, 2026. In exchange for the first Pre-Paid Advance, the Company issued the First Convertible Note to Yorkville in the principal amount of $1.0 million, which was issued with a purchase price discount of 5.0% (or $50,000). The First Convertible Note is convertible into Common Stock at the lower of (i) a fixed conversion price of $10.71 per share (the “Fixed Price”) and (ii) 95% of the lowest daily VWAP during the seven consecutive trading days immediately preceding the conversion date, but in no event lower than the Floor Price (the “Variable Price”) (the “First Convertible Note Conversion Price”). After accounting for the purchase price discount, the purchase price paid by Yorkville was $950,000.
The second Pre-Paid Advance will be disbursed to the Company in exchange for the issuance to Yorkville of the Second Convertible Note in the principal amount of $5.0 million. The Second Convertible Note will be issued with a purchase price discount of 5.0% (or $250,000) and will be convertible into Common Stock at the lower of (i) a price equal to 115% of the VWAP on the day prior to the issuance of the Second Convertible Note and (ii) the Variable Price (the “Second Convertible Note Conversion Price” and together with the First Convertible Note Conversion Price, the “Conversion Price”). The Second Convertible Note will be issued on the second trading day after the later of (i) the Yorkville Registration Statement described above first becoming effective under the Securities Act, (ii) the Company’s receipt of stockholder approval to issue shares of Common Stock to Yorkville under the SEPA and upon conversion of the Convertible Notes, collectively, in excess of the Exchange Cap, and (iii) the approval by Nasdaq of the Initial Listing Application required under Nasdaq Listing Rules 5110 and 5635(b). After accounting for the purchase price discount, the Company expects to receive gross proceeds of $4,750,000 pursuant to the Second Convertible Note.
Interest on the outstanding balances of the Convertible Notes will accrue at an annual rate of 5.0%, subject to an increase to 18% upon an event of default as described in the Convertible Notes. The maturity date of the First Convertible Note will be October 15, 2027. The maturity date of the Second Convertible Note will be the date that is 18 months from the date upon which the Second Convertible Note is issued. The applicable maturity date of each Convertible Note may be extended by the Company, at its option, for a period of six months on two occasions by providing written notice to Yorkville.
Upon an event of default under the Convertible Notes, which includes, among other things, payment defaults not cured within five days, certain bankruptcy events, certain change in control transactions unless the outstanding obligations are repaid at closing or Yorkville consents, failure to timely deliver shares, specified cross-defaults exceeding $500,000, late SEC periodic reports, trading suspensions of 10 consecutive trading days, and material covenant breaches not cured within the applicable period, interest shall increase to a rate of 18% per annum and, at Yorkville’s election or automatically upon certain insolvency events, the full outstanding amount, together with the 10% Payment Premium (as defined below) and all accrued interest and other amounts owing, shall become immediately due and payable.
The Conversion Price is subject to adjustment from time to time as provided in the Convertible Notes. Such adjustments to the Conversion Price may include: (i) standard proportionate antidilution adjustment in the event of any stock split, stock combination, stock dividend or other similar transaction involving the Common Stock and (ii) certain “price protection” antidilution adjustments in the event of certain dilutive issuances of Common Stock by the Company at prices deemed to be below the applicable Fixed Price (with the exception of certain “excluded issuances” as set forth in the Convertible Notes), which would reduce the Fixed Price to the lowest price per share at which the Common Stock is deemed to be issued by the Company in the dilutive issuance.
If, at any time after the date upon which a Convertible Note is issued, and from time to time thereafter, (i) the daily VWAP is less than the Floor Price then in effect for five trading days during a period of seven consecutive trading days (a “Floor Price Event”), or (ii)  Yorkville is unable to utilize the Yorkville Registration Statement, at any time after it has been declared effective by the SEC, to resell the underlying shares of Common Stock for a period of 10 consecutive trading days (a “Registration Event,” and together with the Floor Price Event, an “Amortization Event”), the Company shall make monthly cash payments beginning on the seventh trading day after the date upon which the Amortization Event first occurred (the “Amortization Event Date”) and continuing on the same day of each successive calendar month until the entire outstanding principal amount of the Convertible Notes has been repaid or the obligation of the Company to make monthly cash payments has ceased as set forth below.
Each monthly cash payment will be in an amount equal to the sum of (i) 18% of the outstanding principal amount of the applicable Convertible Note (the “Amortization Principal Amount”), plus (ii) 10% of the principal amount being paid (the “Payment Premium”) in respect of such Amortization Principal Amount, plus (iii) all accrued but unpaid interest as of each payment date. The obligation of the Company to make monthly cash payments related to an Amortization Event will cease (with respect to any payment that has not yet come due) if at any time after the Amortization Event Date, (a) in the event of a Floor Price Event, on the date that is the 10th consecutive trading date that the daily VWAP is greater than the Floor Price then in effect, or (b) in the event of a Registration Event, the condition or the event causing the Registration Event has been cured or Yorkville is able to resell the Common Shares issuable upon conversion of the Convertible Note in accordance with Rule 144, unless a subsequent Amortization Event occurs.
Exchange Cap
Under applicable Nasdaq rules, in no event may the Company issue to Yorkville under the SEPA or upon conversion of the Convertible Notes, collectively, more than 183,301 shares of Common Stock, which number of shares is equal to 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the SEPA (the “Exchange Cap”), unless the Company obtains stockholder approval to issue shares in excess of the Exchange Cap under the SEPA and upon conversion of the Convertible Notes in accordance with applicable Nasdaq rules. The Company agreed that within 90 days of the date of the SEPA, the Company would hold an Annual Meeting of stockholders to seek stockholder approval in accordance with Nasdaq Listing Rule 5635(d) to issue and sell shares of Common Stock in excess of the Exchange Cap and that the Board of Directors would recommend such approval. Accordingly, if stockholder approval is obtained at the Annual Meeting, the Company will be able to issue and sell to Yorkville as many shares of Common Stock as necessary to obtain the entire $20.0 million aggregate purchase commitment made by Yorkville under the SEPA without any further aggregate share issuance limitations under Nasdaq rules. Until the Company has obtained such stockholder approval, the Exchange Cap will continue to limit issuances and sales of Common Stock by the Company to Yorkville under the SEPA in accordance with applicable Nasdaq rules.
In addition to the Exchange Cap discussed above, the Company may not issue or sell any shares of Common Stock to Yorkville under the SEPA or upon conversion of the Convertible Notes, which, when aggregated with all other shares of Common Stock then beneficially owned by Yorkville and its affiliates (as calculated pursuant to the Exchange Act), would result in Yorkville beneficially owning more than 9.99% of the then-outstanding shares of Common Stock (which Yorkville may increase to a higher percentage as specified in a written notice thereof delivered to the Company, which will not be effective until the 65th day after delivery of such written notice).
Termination of the SEPA
The SEPA will automatically terminate on the earliest to occur of (i) the date that is 36 months after the date of the SEPA or (ii) the date on which the Company shall have made full payment of Advances pursuant to the SEPA. The Company has the right to terminate the SEPA at no cost or penalty upon five trading days’ prior written notice to Yorkville, provided that there are no outstanding Advance Notices for which shares of Common Stock need to be issued and the Company has paid all amounts owed to Yorkville under the Convertible Notes. The Company and Yorkville may also agree to terminate the SEPA by mutual written consent. Neither the Company nor Yorkville may assign or transfer any of their respective rights and obligations under the SEPA, and no provision of the SEPA may be modified or waived by the Company or Yorkville other than by an instrument in writing signed by both parties.
Restrictions and Right of First Refusal
Until the Convertible Notes have been repaid in full pursuant to the SEPA, the Company may not (i) repay any loans to any executives or employees of the Company or make any payments in respect of any related party debt except as expressly provided in the SEPA, (ii) effect or enter into an agreement to effect any issuance by the Company or any of its subsidiaries of any shares of Common Stock or any security which entitles the holder thereof to acquire shares of Common Stock involving a Variable Rate Transaction (as defined in the SEPA), other than with Yorkville, (iii) effect any reverse stock split or share consolidation, or (iv) directly or indirectly enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness or Lien (each as defined in the SEPA) other than Permitted Indebtedness or Permitted Liens (each as defined in the SEPA). Variable Rate Transactions include, among others, the issuance of convertible securities with a conversion or exercise price that is based upon or varies with the trading price of the Common Stock after the date of issuance, or the Company effecting or entering into an agreement to effect an “equity line of credit” or other substantially similar continuous offering with a third party in which the Company may offer, issue or sell Common Stock or any securities exercisable for or exchangeable or convertible into Common Stock at a future determined price.
For a period of six months following the date upon which the Convertible Notes have been repaid in full, the Company may not enter into or effect any Variable Rate Transaction without first providing written notice to Yorkville of its intention to enter into or effect such transaction, which notice will set forth the material terms of such transaction. Yorkville will have five business days from receipt of a notice to confirm to the Company whether it will participate in such transaction in accordance with the terms set forth in the notice (the “Right of First Refusal”). If Yorkville exercises the Right of First Refusal within 10 business days from such confirmation, Yorkville and the Company will enter into binding documentation in form and substance consistent with the notice for such transaction and otherwise mutually acceptable to both Yorkville and the Company. If Yorkville declines to exercise the Right of First Refusal or fails to exercise the Right of First Refusal within the allotted timeframe, the Company may enter into such transaction with a third party.
Commitment and Structuring Fee
As consideration for Yorkville’s commitment to purchase Common Stock pursuant to the SEPA, the Company paid to Yorkville a cash “structuring fee” in the amount of $25,000. In addition, the Company paid Yorkville a commitment fee of 33,334 shares of Common Stock on April 30, 2026.
Representations and Warranties
The SEPA contains customary representations, warranties, covenants, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in the SEPA were made only for purposes of the SEPA and as of specific dates, were solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties.

Financial Advisor Fee
In connection with the transactions contemplated by the SEPA, Tungsten served as our financial advisor. As partial compensation for its services, Tungsten will receive cash compensation from the Company equal to (i) 8.0% of the total proceeds raised by the Company through any Pre-Paid Advance and (ii) 4.0% of the total proceeds raised by the Company through any Advance.
Reasons for Stockholder Approval
Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to certain issuances of Common Stock or securities convertible into or exchangeable for Common Stock at a price (the “Nasdaq Minimum Price”) that is less than the lower of (i) the Nasdaq Official Closing Price immediately preceding the signing of the binding agreement or (ii) the average Nasdaq Official Closing Price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement, if such issuance equals 20% or more of the Common Stock or voting power of the issuer outstanding before the transaction.
Until Proposal 3 is approved by our stockholders, the Company may not sell, and Yorkville may not purchase, below the Nasdaq Minimum Price, more than an aggregate of 183,301 shares of Common Stock, which represents 19.99% of the shares of Common Stock outstanding as of the date of entry into the SEPA. The Exchange Cap does not apply to the extent that the Company’s stockholders have approved issuances in excess of the Exchange Cap. The Company has agreed, pursuant to the SEPA, to use its commercially reasonable efforts to solicit such stockholder approval. Stockholder approval of this Proposal 3 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).
We are not seeking the approval of our stockholders to authorize our entry into the SEPA or the issuance of the First Convertible Note, as both of these have already occurred and such documents already are binding obligations of the Company. The failure of our stockholders to approve this Proposal 3 will not negate the existing terms of the SEPA, the First Convertible Note or the related Yorkville Registration Rights Agreement, which will remain binding obligations of the Company.
If stockholders do not approve this Proposal 3 and if we are not able to use the SEPA or if the First Convertible Note is not convertible into shares of Common Stock, we may be unable to raise funds under the SEPA, and we may be required to pay off any outstanding balance on the First Convertible Note in cash, which may impair our working capital and our ability to fund capital expenditures, operating expenses and the selective pursuit of business development opportunities. Further, issuance of the Second Convertible Note and our receipt of the proceeds therefrom is expressly conditioned upon receipt of stockholder approval. Should this Proposal 3 fail to receive stockholder approval, the Company may be compelled to explore alternative financing options that are less advantageous and potentially more dilutive.
The Board of Directors has determined that the SEPA and our ability to issue the Common Stock thereunder in excess of the Exchange Cap are in the best interests of the Company and our stockholders because it provides us with a mechanism for raising additional capital and meeting the standards of the Nasdaq Initial Listing Application. We believe the proceeds that we expect to receive pursuant to the SEPA, and the proceeds we did and will receive from the issuance of the Convertible Notes will support our business operations for a period of time. We expect that the SEPA will provide us with future flexibility to enhance our liquidity in an opportunistic and efficient manner, when we deem it appropriate. We remain focused on creating long-term value for our stockholders, and the SEPA will allow us to be strategic in how we access and deploy capital to continue business operations.
We cannot predict the price of our Common Stock at any future date, and therefore cannot predict the number of shares of Common Stock to be issued under the SEPA. Therefore, we are seeking stockholder approval under this Proposal 3 to issue Yorkville shares of Common Stock in excess of the Exchange Cap, if necessary, under the terms of the SEPA. The failure of our stockholders to approve this Proposal 3 will prevent us from selling shares of Common Stock to Yorkville in excess of the Exchange Cap.
Effect on Current Stockholders of Issuance of Common Stock under the SEPA
Each additional share of our Common Stock issuable to Yorkville as a result of conversion of the Convertible Notes or pursuant to the SEPA would have the same rights and privileges as each share of our currently outstanding Common Stock. The issuance of shares of our Common Stock to Yorkville pursuant to the terms of the SEPA will not affect the rights of the holders of our outstanding Common Stock, but such issuances will have a dilutive effect on existing stockholders, on including their voting power and economic rights, and may result in a decline in our stock price or greater price volatility. Further, any sales of our Common Stock in the public market by Yorkville could adversely affect prevailing market prices of our Common Stock.
Possible Effects of Disapproval of this Proposal
If this Proposal 3 is not approved by our stockholders, it may inhibit our ability to meet the standards of the Nasdaq Initial Listing Qualifications, impair our working capital and our ability to fund capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product or technology investment. Additionally, the maturity date of the First Convertible Note will be extended indefinitely and the issuance of the Second Convertible Note and the receipt of the consideration for its issuance will not occur if this Proposal 3 is not approved. So long as the First Convertible Note remains outstanding, we will be unable to require Yorkville to purchase shares pursuant to the SEPA. The First Convertible Note will continue as a liability on our financial statements unless we use cash to repay the First Convertible Note plus the prepayment fee required pursuant to the SEPA. Accordingly, should this Proposal 3 fail to receive stockholder approval, the Company may be compelled to explore alternative financing options that are less advantageous and potentially more dilutive. Our Board of Directors has determined that the SEPA, with such modifications, amendments, or changes (consistent with the intent and purpose of this Proposal 3) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rule 5635(d), is in the best interests of us and our stockholders because the flexibility to issue Common Stock in excess of the Exchange Cap provides us with a reliable source of capital for working capital and general corporate purposes.
Potential Adverse Effects of Approving this Proposal
If approved, this Proposal 3 will provide for the issuance of up to an aggregate of $20.0 million of shares of Common Stock to Yorkville at variable prices. The issuance of shares of Common Stock to Yorkville will dilute the percentage ownership interest of all stockholders, may dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the SEPA is determined based on the price of the Common Stock around the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
Vote Required for Approval of this Proposal
The affirmative vote of the holders of a majority of the shares of Common Stock that are present or represented by proxy and entitled to vote with respect to this Proposal 3 is required to approve Proposal 3. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” the holders of Yorkville Excluded Stock are not entitled to vote such shares on Proposal 3. As a result, a total of 916,968 shares of Common Stock are entitled to vote for Proposal 3 at the Annual Meeting. Any votes cast “FOR” or “AGAINST” Proposal 3 attributable to any of the Yorkville Excluded Stock will be disregarded for purposes of determining whether Proposal 3 is approved.
Recommendation
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF PROPOSAL 3.

PROPOSAL 4
ELECTION OF DIRECTORS
Our Board currently consists of six members. In accordance with the terms of our Charter and Bylaws, our Board comprises only one class, and all directors serve until the next annual meeting of stockholders, or until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.
Our Charter and Bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our Charter also provides that our directors may be removed only for cause upon the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office.
Our Board has nominated Philippe P. Calais, PharmD, PhD, Elizabeth Czerepak, Thomas A. Fitzgerald, Erik Manting, PhD, Magda Marquet, PhD, and Jack E. Stover for election at the Annual Meeting. Each of the nominees is currently a director, and each has indicated a willingness to continue to serve as a director, if elected.
Pursuant to the Purchase Agreement, we agreed that the Board would comprise six directors including one new independent director nominated by DEFJ. We further agreed to authorize, nominate and appoint a sixth director to the Board by no later than December 31, 2025. On October 6, 2025, upon the recommendation of the nominating and corporate governance committee of the Board, the Board appointed Elizabeth Czerepak as a director effective October 8, 2025. Ms. Czerepak was nominated by DEFJ in accordance with the Purchase Agreement. On December 19, 2025, upon the recommendation of the nominating and corporate governance committee of the Board, the Board appointed Jack E. Stover as a director effective December 19, 2025. If Stockholder Approval is obtained for Proposal 1, the Board will be comprised of seven directors and DEFJ will have the right to nominate an additional director to the Board.
Our nominating and corporate governance committee policies and procedures for director candidates (the “Director Guidelines”) provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the Board. Our priority in selection of Board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among Board members, their knowledge of our business and understanding of the competitive landscape in which we operate, and their adherence to high ethical standards.
In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our Board and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to TransCode, our Board and our stockholders.
Nominees for Election as Directors
The following table identifies our director nominees and sets forth their principal occupation and business experience during the last five years, and their ages as of the Record Date.
Name	Positions and Offices Held with the Company	Since	Age
Philippe P. Calais, PharmD, PhD	Chief Executive Officer (since 2025), Director (since 2018) and Chairman of the Board (since 2021)	2018	67
Elizabeth Czerepak	Director	2025	70
Thomas A. Fitzgerald	Chief Financial Officer, Vice President and Director	2018	75
Erik Manting, PhD	Director	2020	54
Magda Marquet, PhD	Director	2021	67
Jack E. Stover	Director	2025	73

Philippe P. Calais, Pharm D, PhD, has served as Chief Executive Officer of TransCode since October 2025. He has served as a member of our Board since October 2018 and was elected chairman of the Board in January 2021. Dr. Calais has over 38 years of biotech and pharmaceutical industry experience both in North America and Europe. Since May 2019, Dr. Calais has also been the executive chairman and founder of Phileas Pharma, Inc. In addition, he has served as a Research Associate Professor in the Center for Molecular Biology & Biotechnology in the Charles E. Schmidt College of Science at Florida Atlantic University (FAU) since 2018. He has also served as an Economic Advisor to the French government since 2013. From April 2020 to October 2025, he was the Chief Executive Officer of MatriSys Bioscience, Inc. Previously, Dr. Calais served as the President and Chief Executive Officer of Isarna Therapeutics B.V., a developer of oligonucleotide therapeutics in Germany, the Netherlands and the United States from March 2012 to June 2018. Dr. Calais was a director of CohBar, Inc. (Nasdaq: CWBR) from June 2018 to June 2020 and was the company’s interim CEO from December 2018 to May 2019. Prior to Isarna Therapeutics, Dr. Calais was the President and CEO of Univalor, a Canadian technology transfer organization, from April 2011 to February 2012. Dr. Calais served as Chief Executive Officer, President and director of Ambrilia Biopharma, Inc., (TSE: AMB) from January 2008 to July 2009. He served as President Global Business of Neurochem Inc. (Nasdaq: NRMX) from January 2003 to December 2007, focusing on corporate strategic positioning and company deployment. He served as Chairman of the Board of Neurochem International, a wholly owned subsidiary of Neurochem Inc. from March 2003 to December 2007. He was an independent director at Marina Biotech, Inc. (OTCBB: MRNX) from January 2017 until May 2018, and its lead independent director from October 2017 to May 2018. He served as a board member of Autotelic Inc. from June 2016 to June 2018. He served as Director of Canada’s Research Based Pharmaceutical Companies from 2002 to 2011; the Cité des Biotechs de Laval from February 2002 to February 2012; Cognisense from December 2010 to February 2012; and Medpharmgene from January 2011 to February 2012. Dr. Calais holds a bachelor’s degree in pharmacy, a Doctor of Pharmacy from the Universite Francois-Rabelais in Tours, France. We believe that Dr. Calais is qualified to serve on our Board due to his management experience in the pharmaceutical and biotherapeutics industries and his experience as an executive officer and board member of several biotechnology companies.
Elizabeth Czerepak, MBA, has served on our Board since October 2025. Since April 2024, Ms. Czerepak has served as the Chief Financial Officer at Mirror Biologics, Inc., a private, clinical-stage company focused on cell-based oncology therapies where she also served as Acting Chief Executive Officer between July 2024 and May 2025. Since February 2020, Ms. Czerepak has also served as a member of the board of directors of Delcath Systems Inc., a public, interventional oncology company focused on the treatment of primary and metastatic liver cancers. From May 2022 to November 2023, she served as the Chief Financial Officer at Sorrento Therapeutics, Inc., a clinical stage biopharmaceutical company focused on developing oncology, non-opioid pain, and Covid therapies, where she served as a member of the board of directors from October 2021 to May 2022. In February 2023, Sorrento announced it commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code and in November 2023 entered into a court-approved asset sale. From May 2022 to September 2023, Ms. Czerepak served as Chief Financial Officer at Scilex Holding Company, a commercial pharmaceutical company focused on developing and commercializing non-opioid pain therapies. She continued to serve as consultant to Scilex until September 2024. Prior to that, from September 2020 to May 2022, she served as Chief Financial Officer at BeyondSpring Inc., a global biopharmaceutical company focused on developing innovative immuno-oncology cancer therapies. She was a FINRA-registered representative (Series 7 and Series 63) while at J.P. Morgan Securities LLC and Bear, Stearns & Co. Inc. from 2000 to 2008. She received a B.A. magna cum laude in Spanish and Mathematics Education from Marshall University and an MBA. from Rutgers University. She is a registered securities representative (series 7 and 8) and received a corporate director certificate from the Harvard Business School Executive Education Program in 2020. We believe that Ms. Czerepak is qualified to serve on our Board due to her significant experience as an executive of a number of companies in the life sciences sector.
Thomas A. Fitzgerald, MBA, has served as Vice President, Chief Financial Officer and Director of TransCode since July 2018 (initially part-time and substantially full-time since January 2020). From January 2024 to October 2025, he also served as interim Chief Executive Officer of TransCode. From August 2006 to December 2018 (the last 15 months on a half-time basis), he served as Chief Financial Officer of Velico Medical, Inc. Prior to Velico Medical, his experience included serving as founding Managing Director of the Corporate Finance/Investment Banking unit of Leerink Partners, (f/k/a SVB Securities LLC; SVB Leerink LLC; and, previously, Leerink Swann & Company), a healthcare investment banking firm.

Mr. Fitzgerald served in the U.S. Army, including nearly two years as an airborne-qualified infantry officer. He received an A.B. in Economics with Honors from Stanford University and an MBA. from the Harvard University Graduate School of Business Administration. We believe Mr. Fitzgerald is qualified to serve on our Board of Directors (the “Board”) because he brings extensive experience as a senior financial executive in the life sciences industry.
Erik Manting, PhD, has served on our Board since December 2020. Dr. Manting served as Managing Director and Chief Executive Officer of DCPrime BV, an immuno-oncology company based in the Netherlands, from March 2018 until DCPrime’s December 2020 merger with Immunicum AB, a listed Swedish biotechnology company. On June 23, 2022, Immunicum AB changed its name to Mendus AB. Dr. Manting currently serves as Chief Executive Officer of Mendus AB. He has also served as a supervisory board member of Synerkine Pharma BV, a biopharmaceutical company, since March 2019 and as founder of BioEntrepreneur BV, a consulting company, since September 2017. Prior to that, he served as executive director of life sciences and healthcare at Kempen & Co, an investment bank, from October 2012 to September 2017. He received a Master of Science in Medical Biology and a Doctor of Philosophy from University of Groningen. We believe that Dr. Manting is qualified to serve on our Board due to his extensive commercial and managerial experience in banking and as an executive officer and board member of several biotechnology companies.
Magda Marquet, PhD, has served on our Board since January 2021. Dr. Marquet has served as co-founder and co-Chief Executive Officer of ALMA Life Sciences LLC, an early-stage healthcare investment firm, since 2013. Dr. Marquet previously served as the co-founder and chairman of Althea Technologies, a biotechnology company, from 2009 to 2019, and previously served as its co-president and co-chief executive officer from 1998 to 2009. Prior to starting Althea Technologies, Dr. Marquet held several positions in product development and pharmaceutical development in companies such as Vical and Amylin Pharmaceuticals. Dr. Marquet has served on the board of directors of AnaptysBio (Nasdaq: ANAB) from January 2021 to April 2026 and Pfenex (Nasdaq: PFNX), a biotechnology company, from 2019 until its acquisition by Ligand Pharmaceuticals in October 2020, as well as several private company boards. She currently serves on the board of directors of Arcturus Therapeutics (Nasdaq: ARCT) since May 2018, First Tracks Therapeutics (Nasdaq: TRAX) since March 2026, and Immix BioPharma (Nasdaq: IMMIX) since May 2021. Dr. Marquet holds a PhD in Biochemical Engineering from INSA/University of Toulouse, France. We believe that Dr. Marquet is qualified to serve on our Board due to her significant experience as an executive and director of a number of companies in the life sciences sector, and because of her management and clinical expertise.
Jack E. Stover, has served on our Board since December 2025. Mr. Stover has been Chairman of the Board of Directors of Traws Pharma, Inc. (Nasdaq: TRAW) (“Traws”), a novel small molecule anti-viral and oncology company, since July 2025, and a member of the Board of Directors, Chairman of the Audit Committee, member of the Compensation Committee and member of the Nominating and Governance Committee of Traws since March 2024. From May 2016 to March 2024, he served as a member of the Board of Directors, Chairman of the Audit Committee and a member of the Compensation Committee of Onconova Therapeutics, Inc. (formerly Nasdaq: ONTX) which merged with Trawsfynydd Therapeutics, Inc., to become Traws in March 2024. From March 2021 until July 2025, Mr. Stover served as Chief Executive Officer and as Director of NorthView Acquisition Corp. (Nasdaq: NVAC), a special purpose acquisition company that in July 2025 merged into Profusa, Inc. (Nasdaq: PFSA) (“Profusa”), a digital health company developing tissue integrated biosensors. Since July 2025, he has served as a member of the Board of Directors of Profusa. Mr. Stover has also been a member of the Board of Directors of Stero Therapeutics, Inc., a privately-held small molecule biopharma development company since February 2024. From August 2024 until November 2024 when he resigned, Mr. Stover served as a member of the Board of Directors and Chairman of the Audit Committee of PharmaCyte Biotech, Inc. (Nasdaq: PMBC), a biotech company developing cell-based therapies for cancer and diabetes. From June 2016 until December 2020, Mr. Stover was Chief Executive Officer and Director of Interpace Biosciences, Inc. (Nasdaq: IDXG), a molecular diagnostics company focused principally on pancreatic and thyroid cancer. In addition to other relevant experience, Mr. Stover was also formerly Chief Executive Officer of Antares Pharma Inc. (previously Nasdaq: ANTR) and a partner with PricewaterhouseCoopers (then Coopers and Lybrand), working in the bioscience industry division in Pennsylvania and New Jersey. Mr. Stover holds a B.A. in Accounting from Lehigh University and was a Certified Public Accountant. We believe that Mr. Stover is well-qualified to serve as a director of our company based on his experience holding senior leadership positions in the life sciences industry, and his specific experience and skills in the areas of general operations, financial operations and administration.
Vote Required and Board of Directors’ Recommendation
The six nominees for director who receive the most FOR votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, FOR any one or more of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will have no effect on the results of the vote on this matter. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by that firm for the election of directors. As a result, any shares not voted by you will be treated as broker non-votes. Such broker non-votes will have no effect on the results of the vote on this matter.
Proxies will be voted in favor of the above nominees unless a contrary specification is made in your proxy. The nominees have consented to serve as our directors if elected. However, if any nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our Board may designate.
The proposal for the election of directors relates solely to the election of directors nominated by our Board.
The Board recommends voting ‘FOR’ the election of Philippe P. Calais, PharmD, PhD, Elizabeth Czerepak, Thomas A. Fitzgerald, Erik Manting, PhD, Magda Marquet, PhD, and Jack E. Stover as directors to serve for a one-year term ending at the annual meeting of stockholders to be held in 2027.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of ours. Other than Ms. Czerepak, who was nominated by DEFJ in accordance with the Purchase Agreement, there is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is or was to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or in which any such person has a material interest adverse to us.
Executive Officers
The following table identifies our executive officers and sets forth their current positions at TransCode and their ages as of the Record Date. Their biographies are as set forth above.
Name	Position Held with TransCode	Officer Since	Age
Philippe P. Calais, PharmD, PhD	Chief Executive Officer, Director and Chairman of the Board	2025	67
Thomas A. Fitzgerald	Chief Financial Officer, Vice President, and Director	2018	75
Significant Employee; Advisor
The following table identifies our significant employee and our advisor, and sets forth their current positions at TransCode.
Name	Position Held with TransCode	Position Since
Zdravka Medarova, PhD	Scientific Co-Founder, Chief Scientific Officer	2021
Anna Moore, PhD	Scientific Co-Founder, Scientific Advisor	2016

Zdravka Medarova, PhD, is a Scientific Co-Founder of TransCode and has served as a member of the advisory board of TransCode since January 2016. Dr. Medarova became an employee of TransCode in October 2021 and was appointed Chief Scientific Officer in January 2024. Dr. Medarova has been on the Faculty of Harvard Medical School and Massachusetts General Hospital (“MGH”) since June 2007 and is currently on sabbatical. She has served as an Associate Professor of Radiology at Harvard Medical School from April 2016 and as an Assistant in Neuroimaging at the Athinoula A. Martinos Center for Biomedical Imaging at MGH since June 2007. Dr. Medarova is a geneticist/cancer biologist by training and is internationally recognized for her work on non-coding RNA cancer therapies. She is one of the first to describe the design and application of nanoparticles as carriers of siRNA to tumors. Her research has focused on developing nanotechnology and imaging tools to better understand cancer initiation and progression and applying this knowledge to designing clinically relevant therapeutic and diagnostic agents against cancer. Dr. Medarova obtained a BA in pre-medicine from the University of Southern Maine in September 1998 and a PhD in Genetics from the University of New Hampshire in December 2002.
Anna Moore, PhD, is a Scientific Co-Founder of TransCode and has served as our Scientific Advisor since January 2016. Dr. Moore has served as a Professor of Radiology and Physiology; Director, Precision Health Program and Associate Dean for Research Development, College of Human Medicine at Michigan State University, since January 1, 2018. Prior to joining Michigan State University, Dr. Moore was Professor of Radiology at Harvard Medical School and the Director of the Molecular Imaging Laboratory at the Athinoula A. Martinos Center for Biomedical Imaging at MGH from September 1991 to December 2017. She is a past member of the Board of Trustees of the World Molecular Imaging Society (“WMIS”) and a past member of the executive committee of the WMIS. She was President-Elect of WMIS in 2024. She has served as the Regional (US) Editor for Molecular Imaging and Biology, the official journal of WMIS, since July 2015. Dr. Moore holds a PhD in Bioorganic Chemistry from the Russian Academy of Sciences, Moscow, Russia.
The principal occupation and employment during the past five years of our executive officers, our significant employee and our advisor was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of ours. There is no arrangement or understanding between our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.
There are no material legal proceedings to which either of our executive officers is a party adverse to us or in which such person has a material interest adverse to us.
Corporate Governance
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board and as set forth in the Director Guidelines, and for recommending such persons to be nominated for election as directors except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our other directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our Board are as follows:

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Nominees should demonstrate high standards of personal and professional ethics and integrity.

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Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

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Nominees should have skills that are complementary to those of the existing Board.

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Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

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Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals must be submitted to our corporate secretary at our principal executive offices, at the address below, no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the one-year anniversary of the date of the preceding year’s annual meeting. Such proposals should include (i) appropriate biographical and background material sufficient to allow the nominating and corporate governance committee to properly evaluate the potential director candidate, (ii) the number of shares of our stock beneficially owned by the stockholder proposing the candidate, and (iii) any other information as required by our Bylaws. Stockholder proposals should be addressed to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109 USA, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our Bylaws, any recommendations received from stockholders will be evaluated in the same manner as other potential nominees proposed by the nominating and corporate governance committee. If our Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Applicable Nasdaq Stock Market LLC (“Nasdaq”) rules require that, within one year of listing, a majority of a listed company’s board of directors comprise independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our Board has determined that Elizabeth Czerepak, MBA, Erik Manting, PhD, Magda Marquet, PhD, and Jack E. Stover, comprising all members of our Board except Philippe P. Calais, PharmD and Thomas A. Fitzgerald, are independent directors, including for purposes of the rules of Nasdaq and the Securities and Exchange Commission (“SEC”). In making such independence determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board considers the association of our directors with holders of more than 5% of our Common

Stock. There are no family relationships among any of our directors or executive officers. Dr. Calais and Mr. Fitzgerald are not independent directors under these rules because they are executive officers of the Company.
Board Committees
Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each such committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the corporate governance section of our website, https://ir.transcodetherapeutics.com/documents-charters.
The table below shows current membership for each of the standing committees of our Board.
Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Elizabeth Czerepak*	Elizabeth Czerepak	Erik Manting*
Erik Manting	Erik Manting	Magda Marquet
Jack E. Stover	Magda Marquet*	Jack E. Stover

*
Denotes committee chair.

Audit Committee
Elizabeth Czerepak, Erik Manting and Jack E. Stover serve on the audit committee, which is chaired by Elizabeth Czerepak. Our Board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board has designated Ms. Czerepak as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2025, the audit committee met four times. The audit committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices we use;

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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting and enterprise-wide risk management;

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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

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reviewing all related-person transactions for potential conflict of interest situations and approving all such transactions; and

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reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Magda Marquet, Erik Manting and Elizabeth Czerepak serve on the compensation committee, which is chaired by Dr. Marquet. Our Board has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. During the fiscal year ended December 31, 2025, the compensation committee met one time. The compensation committee’s responsibilities include:

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annually reviewing and approving or recommending to the Board the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

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evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) reviewing and determining the cash compensation of our Chief Executive Officer and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

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reviewing and approving the compensation of our other executive officers;

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reviewing and establishing our overall management compensation, philosophy and policy;

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overseeing and administering our compensation and similar plans;

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evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

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reviewing and approving our policies and procedures for the grant of equity-based awards;

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reviewing and recommending to the Board the compensation of our non-employee directors;

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preparing our compensation committee report if and when required by SEC rules;

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reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;

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administering the Company’s Compensation Recovery Policy; and

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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee
Erik Manting, Magda Marquet and Jack E. Stover serve on the nominating and corporate governance committee, which is chaired by Dr. Manting. Our Board has determined that each of Dr. Marquet, Dr. Manting and Mr. Stover is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2025, the nominating and corporate governance committee held two meetings. The nominating and corporate governance committee’s responsibilities include:

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developing and recommending to the Board criteria for Board and committee membership;

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establishing procedures for identifying and evaluating Board candidates, including nominees recommended by stockholders;

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reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

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identifying individuals qualified to become members of the Board;

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recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

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developing and recommending to the Board a code of business conduct and ethics and a set of corporate governance guidelines; and

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overseeing the evaluation of our Board and management.

The nominating and corporate governance committee considers candidates for Board membership suggested by its members and our Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described in our proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our Bylaws relating to stockholder nominations as described in our proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees.   Our Board is responsible for filling vacancies on our Board and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems helpful. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems appropriate. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board’s approval to fill a vacancy or as director nominees for election to the Board by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.
Board and Committee Meetings Attendance
The full Board met 12 times during 2025. During 2025, each member of the Board attended in person or participated in 100% of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served as a director).
Director Attendance at Annual Meeting of Stockholders
Currently, we do not maintain a formal policy regarding director attendance at our annual meetings, however directors are encouraged to attend annual meetings of stockholders to the extent practicable.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the underlying loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in our securities. Our insider trading policy expressly prohibits derivative transactions in our stock by our executive officers, directors and employees.

Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.
Compensation Recovery Policy
On November 30, 2023, our Board adopted a Compensation Recovery Policy effective as of October 2, 2023, in compliance with Nasdaq listing rules which require recovery from executive officers of incentive-based compensation that is earned, granted or vested based on achievement of a financial reporting measure in the event we are required to restate our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws. Recoverable compensation includes any compensation received after the effective date of the Compensation Recovery Policy and in the three-year fiscal period preceding the date we were required to prepare the accounting restatement that is in excess of the amount that would have been earned, paid or vested had it been calculated based on the restated financial statements. Recovery is required regardless of fault or a covered officer’s role in the financial reporting process.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website located at https://ir.transcodetherapeutics.com/documents-charters. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Insider Trading Policy
We have an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to all of our directors, officers, employees and other covered persons. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of our insider trading policy is incorporated by reference as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 15, 2026.
Board Leadership Structure and Board’s Role in Risk Oversight
Our Board has determined that it is currently in the best interests of the Company and its shareholders for Dr. Calais to serve as both Chairman of the Board and Chief Executive Officer. Our Board believes this leadership structure promotes unified leadership and enables the Company to present a consistent vision to shareholders, employees, business partners, and other stakeholders.
In reaching this determination, our Board considered Dr. Calais’s extensive knowledge of the Company’s business, industry, operations, and strategic objectives, as well as his demonstrated leadership and experience. Our Board believes that Dr. Calais’s service in both roles enhances communication between management and our Board and facilitates effective decision-making.
Our Board also believes that its current governance structure provides effective independent oversight of management. A substantial majority of our Board consists of independent directors, and each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee consists entirely of independent directors. Our independent directors meet from time to time in executive session without management present and maintain active oversight of the Company’s strategy, risk management, succession planning, and executive compensation.
Our Board periodically reviews its leadership structure and believes that its current structure is appropriate for the Company at this time and continues to serve the best interests of the Company and its shareholders.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day operations in response to the risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of TransCode Therapeutics
Any interested party with concerns about our Company may report such concerns to the Board or the chairperson of our Board and nominating and corporate governance committee by submitting a written communication to the attention of such director at the following address:
c/o TransCode Therapeutics, Inc.
6 Liberty Square, #2382
Boston, MA 02109 USA
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.
A copy of any such written communication may also be forwarded to TransCode’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with TransCode’s legal counsel, with independent advisors, with non-management directors, or with TransCode’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and other matters for which we receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by TransCode regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Complaints and reports of the foregoing activities may be reported at https://app.goethena.com/raise-a-concern/af73b455, our confidential reporting channel. Complaints and reports filed at this site may only be retrieved by the Chair of our Board’s Audit Committee.
Director Compensation
The table below shows all compensation earned by or paid to each person who served as a non-employee member of our Board and received compensation for such service during the year ended December 31, 2025. Philippe P. Calais served as a non-executive director until he was appointed Chief Executive Officer on October 6, 2025. This table reflects his non-executive director compensation prior to October 6, 2025. Thomas A. Fitzgerald, our Chief Financial Officer and former Interim Chief Executive Officer, does not receive compensation for service as a director so is not included in this table. The compensation received by Dr. Calais for his role as Chief Executive Officer during 2025 and by Mr. Fitzgerald during 2025 is set forth in the section of this Proxy Statement captioned “Executive Compensation — Summary Compensation Table.”
Other than as set forth in the table below, we did not pay any compensation, make any equity awards or non-equity awards or pay any other compensation to any of the non-employee members of our Board in 2025, with the exception of salary paid to Dr. Calais who became Chief Executive Officer on October 6, 2025.
Director Compensation	Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total
Calais (only what was paid in his role of director)	$192,308	—	—	$192,308
Manting	60,500	—	—	$60,500
Marquet	62,500	—	—	$62,500
Czerepak	†	—	—	—
Stover	†	—	—	—

†
Fees earned in the fourth quarter 2025 were paid in 2026

(1)
The amounts reported in the “Option Awards” column above represent the aggregate grant date fair value of the stock options granted during 2025 as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, not including any estimates of forfeitures related to service-based vesting conditions.

(2)
As of December 31, 2025, non-employee directors had rights to acquire the following number of shares underlying outstanding stock options: Dr. Manting: 81; Dr. Marquet: 81; Ms. Czerepak: 1; and Mr. Stover: 1.

(3)
The compensation shown in this table for Dr. Philippe P. Calais is for the period in 2025 prior to his being appointed Chief Executive Officer of TransCode.

Non-Employee Director Compensation Policy
We have adopted a non-employee director compensation policy. The policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors.
Under our non-employee director compensation policy, each director who is not an employee is paid cash compensation as set forth below. Annual cash retainers are generally paid in quarterly installments in advance and are pro-rated for any partial calendar quarter of service.
Board of Directors:	Annual Retainer
Members	$40,000
Additional retainer for non-executive chair	$40,000
Audit Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Compensation Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$5,000
Retainer for chair	$8,000
In addition, the non-employee director compensation policy provides that, upon initial election to our Board, each non-employee director will be granted an equity award in the form of a non-qualified stock option to purchase one share of Common Stock (the “Initial Grant”). The Initial Grant vests in equal installments on the first, second and third anniversaries of the grant date, subject to continued service as a director through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting is granted an annual equity award in the form of a non-qualified stock option to purchase one share of Common Stock (the “Annual Grant”). Annual Grants vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date. The Initial Grants for Elizabeth Czerepak and Jack E. Stover will be made in 2026.
We reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the Board and committees and for other Company business purposes.
Executive Compensation
Our named executive officers for the fiscal year ended December 31, 2025, were:

•
Philippe P. Calais, our Chief Executive Officer.

•
Thomas A. Fitzgerald, our Vice President, Chief Financial Officer, and former interim Chief Executive Officer.

Summary Compensation Table
The following table provides information regarding the total compensation for services rendered in all capacities other than as serving on our board of directors earned by our named executive officers during the fiscal years indicated.
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Philippe P. Calais Chief Executive Officer	2025	$123,808	$250,000	—	—	—	$373,808
	2024	—	—	—	—	—	—
Thomas A. Fitzgerald Vice President, Chief Financial Officer, and former interim Chief Executive Officer	2025	$480,000(2)	$589,615	—	—	—	$1,069,615
	2024	255,076(3)	—	—	$701,890	—	956,966

(1)
The amounts reported represent the aggregate grant-date fair value of stock options, calculated in accordance with FASB ASC Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, which may differ from the calculation in our financial statements, but assumes that the executive will perform the requisite service for the award to vest in full. See Note 14 of “Notes to Financial Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on April 15, 2026, for a discussion of assumptions made in determining the aggregate grant date fair value of stock option awards. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the named executive officers from the stock options.

(2)
Mr. Fitzgerald’s annual base salary was reduced from $480,000 to $440,000 effective October 2025 in connection with Dr. Calais’s appointment as Chief Executive Officer and Mr. Fitzgerald’s resignation as Interim Chief Executive Officer. Due to an administrative error, this reduction was not implemented in the payroll system until 2026, and Mr. Fitzgerald received base salary at the $480,000 rate for the full year. The resulting overpayment is being repaid to the Company in 2026.

(3)
Reflects voluntary reductions of base salary during various payroll periods in 2024.

Narrative to Summary Compensation Table
Our compensation committee reviews compensation at least annually for our executive officers. In setting executive base salaries and annual incentives, and in granting equity incentive awards, the compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short-term and long-term results that are in the best interests of our stockholders, and to encourage a long-term commitment to our Company. We target generally competitive levels, based on independent third-party benchmark analytics to inform the levels and mix of compensation among base salary, annual incentives, and/or long-term incentives.
Our compensation committee is responsible for reviewing and approving the compensation for all of our executive officers. Our compensation committee typically reviews and discusses proposed compensation with the Chief Executive Officer for executive officers and employees other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee approves the compensation for executive officers.
Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. Commencing in 2021, the compensation committee retained the services of Pay Governance, LLC (“Pay Governance”), as its independent compensation consultant. Pay Governance has not provided services to us other than the services to our compensation committee described herein. Our compensation committee performs an annual assessment of its compensation consultants’ independence to determine whether the consultants are independent. Based on its evaluation, the compensation committee determined that Pay Governance is independent and that its work has not raised any conflicts of interest.
Base Salary
We use annual base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our Board, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Compensation in 2024 for Michael Dudley, our previous Chief Executive Officer who resigned January 13, 2024, was $85,432. The base salary for Mr. Fitzgerald for 2024 when he served as Interim Chief Executive Officer subsequent to Mr. Dudley’s resignation was $480,000. Mr. Fitzgerald voluntarily agreed to reduce his base salary for various pay periods in 2024 resulting in compensation of $255,076. Dr. Calais’s annual base salary upon becoming President and Chief Executive Officer in October 2025 was $555,000. Base salary paid in 2025 for Dr. Calais was $123,808. Mr. Fitzgerald’s annual base salary was reduced from $480,000 to $440,000 effective October 6, 2025, in connection with Dr. Calais’s appointment as Chief Executive Officer. Due to an administrative error, this reduction was not implemented in the payroll system until 2026, and Mr. Fitzgerald received base salary at the $480,000 rate for the full year. The resulting overpayment is being repaid to the Company in 2026.
Bonuses
Our named executive officers serving the Company at the end of a fiscal year are eligible for incentive compensation based upon achievement of both corporate and individual goals determined by the Board. Each named executive officer may earn more or less than the target bonus amount based on our Company’s and his individual performance and may receive bonuses in addition to annual bonus payments. For 2025, each of Dr. Calais and Mr. Fitzgerald received a bonus of $250,000 and their target bonus was at least 50% and 35% of their annualized base salary, respectively. For 2024, Mr. Fitzgerald’s target bonus was 35% of his annualized base salary. No bonuses were awarded for 2024. In 2025, Mr. Fitzgerald also received two separate special bonus payments of $239,615 and $100,000.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our named executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature encourages our executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. During 2025, we made no equity awards. Outstanding equity awards are described in the Outstanding Equity Awards at Fiscal Year-End below.

Employee Benefits
All of our full-time employees, including our named executive officers, are eligible to participate in certain medical, disability and life insurance, and other benefit programs we offer employees generally. We pay approximately 90% of the premiums for medical, vision and dental insurance for all of our employees, including our named executive officers. We pay the full amount of premiums for term life insurance and short and long-term disability insurance for all of our employees, including our named executive officers. We also provide all employees, including named executive officers, paid time off benefits including vacation, mandated sick time and holidays. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives. In the future, we may establish a defined contribution retirement plan, such as a 401(k) plan.
Rule 10b5-1 Sales Plans
Our directors and named executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they contract with a stock brokerage firm to buy or sell shares of our Common Stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction to the broker from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and named executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.
Executive Employment Agreements
We have entered into written employment agreements with our named executive officers, each of whom has also executed our standard form of confidential information and invention assignment agreement. The term of each agreement is for three years with automatic renewal for additional 12-month periods on each anniversary of the agreement unless terminated by either party as provided in the agreement. Pursuant to the employment agreements, in the event that the named executive officer’s employment is terminated by the Company without “cause” or the named executive officer resigns for “good reason,” as each such term is defined in the applicable employment agreement, subject to the named executive officer’s execution and non- revocation of a separation agreement, including a general release of claims, the named executive officer shall be entitled to a lump sum payment equal to the sum of (i) 18 months of the executive’s base salary and (ii) an amount equal to the greater of the incentive compensation paid to the executive in the year prior to the year of termination or 1.5 times the executive’s target bonus. If the named executive officer breaches any of the provisions of the confidential information and invention assignment agreement, all payments of the severance amount shall immediately cease. In addition, if the named executive officer’s employment is terminated by the Company without cause or the named executive officer resigns for good reason, the Company shall pay the premiums for the executive’s health, medical and dental insurance, including those incurred under COBRA, for a period of 12 months. In lieu of the severance payments and benefits set forth above, if the named executive officer’s employment is terminated by the Company without cause or the named executive officer resigns for good reason and such termination or resignation occurs within three months prior to or 18 months following a “change in control,” as defined in the applicable employment agreement, absent the Company obtaining an agreement from any successor to assume the employment agreement (which assumption shall be subject to the executive’s consent) and subject to the executive’s execution of a separation agreement, including a general release of claims, the named executive officer shall be entitled to:

•
a lump sum payment equal to the sum of 24 months of the executive’s base salary plus the amount of bonus for which the executive would have been eligible during a 24-month period following the date of termination;

•
vesting in full of any unvested equity awards or other unvested equity interests held by the executive that are outstanding on the date of termination; and

•
reimbursement by the Company for any expenses incurred by the executive for the executive’s health, medical and dental insurance, including those incurred under COBRA, for 24 months following termination.

Calais Agreement
On October 6, 2025, our Board accepted Thomas Fitzgerald’s resignation as our Interim Chief Executive Officer and appointed Dr. Calais as Chief Executive Officer. In connection with Dr. Calais’s new role, we entered into an Employment Agreement (the “Calais Employment Agreement”) with Dr. Calais, effective October 8, 2025 (the “Effective Date”). The Calais Employment Agreement provides for an annual base salary of $555,000, and Dr. Calais will be eligible for an annual cash incentive bonus target of at least 50% of his base salary. In addition, subject to Board approval, Dr. Calais will receive a stock option to purchase a number of shares of Common Stock equal to 4% of our capitalization on a fully diluted basis, to be granted as soon as reasonably practicable after the Effective Date. The term of such option will be 10 years, and, subject to any vesting acceleration rights Dr. Calais may have, the option will vest as to 25% of the total shares subject to the option on the 12-month anniversary of the Effective Date, and as to 1/48th of the total shares subject to the option on the corresponding day of each month thereafter (and if there is no corresponding day, the last day of the month), so that the option will be fully vested and exercisable four years from the Effective Date, subject to Dr. Calais’s continued services to us through each vesting date.
Pursuant to the Calais Employment Agreement, in the event that Dr. Calais’s employment is terminated by us without “cause” or he resigns for “good reason,” as each such term is defined in the Calais Employment Agreement, subject to his execution and non-revocation of a separation agreement, including a general release of claims, Dr. Calais shall be entitled to receive (i) semi-monthly continuing payments of severance pay at a rate equal to his base salary then in effect for 12 months following the date of his termination and (ii) a pro-rated annual bonus for the fiscal year in which Dr. Calais terminates employment equal to (x) the annual bonus that Dr. Calais would have received based on actual performance for such fiscal year if Dr. Calais had remained in the employ of the Company for the entire fiscal year multiplied by (y) a fraction, the numerator of which is the number of days Dr. Calais was in the employ of the Company during the fiscal year including the date of termination and the denominator of which is 365, multiplied by (z) 1.0, which, if any, shall be paid at the same time annual bonuses are paid by the Company to other executives of the Company for the fiscal year in which Dr. Calais terminated employment, but no later than March 15th of the calendar year following the calendar year in which Dr. Calais terminated employment. In addition, if Dr. Calais’s employment is terminated by us without cause or he resigns for good reason, we shall reimburse the premiums for his health, medical and dental insurance, including those incurred under COBRA, until the earlier of (A) 12 months following the date of termination, (B) the date upon which Dr. Calais and/or his eligible dependents become covered under similar plans, or (C) the date upon which Dr. Calais is (or his eligible dependents are) no longer eligible for COBRA coverage.
In lieu of the severance payments and benefits set forth above, if Dr. Calais’s employment is terminated by us without cause or Dr. Calais resigns for good reason and such termination or resignation occurs within six months prior to or 24 months following a “change in control,” as defined in the Calais Employment Agreement, absent the Company obtaining an agreement from any successor to assume the Calais Employment Agreement (which assumption shall be subject to Dr. Calais’s consent) and subject to his execution of a separation agreement, including a general release of claims, Dr. Calais shall be entitled to:

•
a lump sum payment equal to the sum of 18 months of Dr. Calais’s base salary plus a pro-rated annual bonus for the fiscal year in which Dr. Calais terminates employment equal to (x) the annual bonus that Dr. Calais would have received based on the greater of actual or target performance for such fiscal year if Dr. Calais had remained in the employ of the Company for the entire fiscal year multiplied by (y) a fraction, the numerator of which is the number of days Dr. Calais was in the employ of the Company during the fiscal year including the date of termination and the denominator of which is 365, multiplied by (z) 1.5, which shall be paid at the same time annual bonuses are paid by the Company to other executives of the Company for the fiscal year in which Dr. Calais terminated employment, but no later than March 15th of the calendar year following the calendar year in which Dr. Calais terminated employment;

•
vesting in full of any unvested and outstanding equity awards as of the date of termination; and

•
reimbursement by the Company for any expenses incurred by Dr. Calais for his health, medical and dental insurance under COBRA, until the earlier of (i) 18 months following the date of termination,

(ii) the date upon which Dr. Calais and/or his eligible dependents become covered under similar plans, or (iii) the date upon which Dr. Calais is (or his eligible dependents are) no longer eligible for COBRA coverage.
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025. All of the awards in this table were vested as of December 31, 2025.
		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value Of Shares or Units of Stock That Have Not Vested ($)
Philippe P. Calais	1/1/2024	76	—	1,108.80	6/13/2034	—	—
	6/13/2024	1	—	1,090.32	6/12/2034	—	—
	5/19/2023	1	—	209,489.28	5/18/2033	—	—
	5/10/2023	1	—	220,651.20	5/9/2033	—	—
	6/22/2022	1	—	916,608.00	6/21/2032	—	—
	12/1/2020	1	—	2,888,273.73	12/1/2030	—	—
Thomas A. Fitzgerald	1/1/2024	704	—	1,108.80	6/18/2034	—	—
	5/19/2023	1	—	209,489.28	5/18/2033	—	—
	12/1/2022	1	—	376,992.00	12/11/2032	—	—
	2/1/2022	1	—	1,567,104.00	2/28/2032	—	—
	2/1/2022	1	—	1,811,040.00	1/31/2032	—	—
	1/1/2020	1	—	60,934.16	6/19/2030	—	—
Compensation Risk Assessment
We believe that, although a portion of the compensation provided to our named executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our named executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Equity Award Grant Practices
During 2025, the compensation committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant any stock options to our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.
Section 16(a) Beneficial Ownership Reporting Compliance
Under Section 16(a) of the Exchange Act, directors, executive officers, our principal accounting officer and beneficial owners of 10% or more of our common stock, or reporting persons, are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of our common stock. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2025, all reporting persons complied with all applicable filing requirements.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports with the SEC regarding ownership of, and transactions in, our securities and that they provide us with copies of those filings.
We have reviewed all forms provided to us or filed with the SEC. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings required during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year other than a Form 3 filed by Elizabeth Czerepak on December 22, 2025, due to administrative error.
Certain Relationships and Related Party Transactions
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described in this Proxy Statement under “Executive Compensation” and “Director Compensation,” and the transactions described below, since January 1, 2022, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2025 and 2024) and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Employment Arrangements
We have entered into employment agreements with our named executive officers. For more information regarding these employment agreements, see “Executive Compensation — Executive Employment Agreements.”
Indemnification Agreements
We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on our behalf or in that person’s status as our executive officer or a member of our Board to the maximum extent allowed under Delaware law.
Policies and Procedures for Related Party Transactions
Our Board reviews and approves transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each deemed a related party.
We have adopted a written related party transactions policy that provides that such transactions must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

Report Of the Audit Committee
The audit committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of TransCode’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of TransCode’s independent registered public accounting firm, (3) the performance of TransCode’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the Board.
Management is responsible for the preparation of TransCode’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The Company’s independent registered public accounting firm is responsible for performing an audit of TransCode’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of TransCode for the fiscal year ended December 31, 2025. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements of TransCode be included in TransCode’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on April 15, 2026. The information contained in this report of the audit committee shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933 except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF TRANSCODE THERAPEUTICS, INC.
Elizabeth Czerepak, Chair
Erik Manting
Jack E. Stover

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO THE TRANSCODE
THERAPEUTICS, INC. 2021 STOCK OPTION AND INCENTIVE PLAN
Proposal
Upon the recommendation of the Board’s compensation committee, the Board approved Amendment No. 3 (the “Plan Amendment”) to the TransCode Therapeutics, Inc. 2021 Stock Option and Incentive Plan, as amended (the “2021 Plan” and, as amended by the Plan Amendment, the “Amended Plan”), to increase the number of shares of Common Stock reserved for issuance thereunder by 1,734,262 shares (the “Share Increase”). The Share Increase and a corresponding increase in the incentive stock option limit under the 2021 Plan are the only proposed changes under the Plan Amendment.
Based solely on the closing price of our Common Stock as reported on the Nasdaq Capital Market on May 28, 2026, and the maximum number of shares that would have been available for awards as of such date under the Amended Plan had it been in effect on such date, the maximum aggregate market value of the Common Stock that could potentially be issued under the Amended Plan is approximately $10.3 million.
If this proposal is approved by our stockholders at the Annual Meeting, the Plan Amendment will become effective on the date of the Annual Meeting. If stockholders do not approve this proposal, then the Share Increase will not take effect, and the 2021 Plan will otherwise remain in effect in accordance with its terms.
Rationale for the Share Increase
The Plan Amendment is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. We operate in a highly competitive talent market. Our future success depends to a great extent on our continuing ability to attract, develop, motivate and retain leading scientific and technical personnel. Our compensation committee and our Board believe that we must continue to offer a competitive equity compensation program in order to do so.
Our compensation philosophy includes providing long-term equity incentive awards to our employees. We believe this helps motivate and retain them and aligns their interests with those of our stockholders by allowing them to participate in our longer-term success. The potential for appreciation in the price of our Common Stock also creates an opportunity for employees to think and act as owners of the Company.
As of May 28, 2026, only 215,632 shares of Common Stock were available for issuance under our 2021 Plan. The Board and compensation committee have determined that this share reserve is not sufficient for equity awards expected for the remainder of 2026 and beyond. Our practice has generally been to grant equity awards that have a target value equal to a dollar amount that our compensation committee determines is competitive with the target value of long-term incentive awards granted by our peers, taking into account our overall pay mix relative to our peers and the appropriate balance between annual cash incentives and equity awards. Equity awards are, therefore, a critical piece of our compensation program necessary for our growth and success. During the difficult times in the capital markets since our initial public offering, our stock price declined significantly. The Board and compensation committee do not believe that the decline in our share price reflects the work, dedication or accomplishments of our employees and advisors. In fact, the Board and compensation committee believe that our employees and advisors have performed extremely well despite the significant challenges TransCode has faced.
We have prepared the following analysis to illustrate the effect of the Share Increase:
	Actual May 28, 2026	Notes	Pro Forma For Proposed Increase	Notes
Base Shares	950,302		16,822,560	B
Options	2,035	A	1,949,894	C
Total Base Shares and Options	952,337		18,772,454

	Actual May 28, 2026	Notes	Pro Forma For Proposed Increase	Notes
Options as a Percent of:
Base Shares	*		11.6%
Total Base Shares and Options	*		10.4%

Notes

*
Less than 1%

A.
Options outstanding at May 28, 2026

B.
Reflects assumed conversions of Series A, Series B and Series C Convertible Preferred shares

C.
Proposed share increase

We believe the Share Increase is necessary for us to continue to offer an equity incentive program that enables us to recruit, motivate and retain talented and highly qualified employees, directors and advisors who are critical to our future plans and our ability to successfully operate our business. While the Board and the compensation committee have considered alternatives to the issuance of equity awards as a means to providing long-term incentives to our employees, including the adoption of additional cash-based incentives, our Board and compensation committee believe equity awards are the most effective long-term incentive mechanism for value generation. In addition, offering additional cash-based incentives in lieu of equity awards could have a significant effect on our financial and operating results and reduce the alignment between the interests of our employees and those of our stockholders.
The Board and compensation committee believe that approving the Share Increase is in the best interests of stockholders.
Summary of the Amended Plan
The following description of certain features of the Amended Plan is intended to be a summary only. The full text of the 2021 Plan was filed as an exhibit to our 2023 Annual Report on Form 10-K filed with the SEC on April 1, 2024; the full text of Amendment No. 1 to the 2021 Plan was included as Appendix B to our Proxy Statement for the 2024 Annual Meeting of Stockholders, as amended, filed with the SEC on May 20, 2024; the full text of Amendment No. 2 to the 2021 Plan was included as Appendix B to our Proxy Statement for the 2025 Annual Meeting of Stockholders, as amended, filed with the SEC on July 15, 2025; and the Plan Amendment is attached hereto as Appendix B.
Share Reserve.   The maximum number of shares available for issuance under the Amended Plan is (1) 1,949,894 (the “Initial Limit”); plus (2) an annual increase (the “Annual Increase”) on each January 1, beginning on January 1, 2027, equal to the lesser of (i) 5% of the number of shares of our Common Stock outstanding on the immediately preceding December 31; and (ii) the number of shares determined by the administrator of the Amended Plan. The shares of Common Stock underlying any awards under the Amended Plan that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, or are otherwise terminated (other than by exercise) are added back to the shares of Common Stock available for issuance under the Amended Plan.
Administration.   The Amended Plan will continue to be administered by the compensation committee. The compensation committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan. The compensation committee may delegate to a committee consisting of one or more of our officers the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits.   All of our employees, non-employee directors, consultants and advisors are eligible to participate in the Amended Plan, subject to the discretion of the administrator. As of May 28, 2026, approximately 25 individuals would have been eligible to participate in the Amended Plan had it been effective on such date, which includes two executive officers, 10 employees who are not executive officers, four non-employee directors, and nine consultants and advisors. There are certain limits on the number of awards that may be granted under the Amended Plan. For example, the maximum number of shares that may be issued in the form of incentive stock options shall not exceed the Initial Limit, cumulatively increased on January 1, 2027, and on each January 1 thereafter by the lesser of the Annual Increase for such year and the number of shares determined by the administrator of the Amended Plan shares of Common Stock.
Director Compensation Limit.   The Amended Plan provides that the value of all awards made under the Amended Plan and all other cash compensation paid by us to any non-employee director in any calendar year shall not exceed $500,000; provided, however, that such amount shall be $1,000,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to the Board.
Stock Options.   The Amended Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) options that do not so qualify. Options granted under the Amended Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of TransCode and its subsidiaries. Non-qualified options may be granted to employees, non-employee directors, consultants and advisors. The option exercise price of each option will be determined by the compensation committee. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the Common Stock on the date of grant. Fair market value for this purpose is determined by reference to the closing price of shares of our Common Stock on the Nasdaq Capital Market on the date of grant.
The term of each option is fixed by the compensation committee and may not exceed ten years from the date of grant. The compensation committee determines at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the compensation committee. In general, unless otherwise permitted by the compensation committee, no option granted under the Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the compensation committee or by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to us by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.
To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.
Stock Appreciation Rights.   The compensation committee may award stock appreciation rights subject to such conditions and restrictions as the compensation committee may determine. Stock appreciation rights entitle the recipient to shares of Common Stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock.   The compensation committee may award shares of Common Stock to participants subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment
(or other service relationship) with us through a specified restricted period.
Restricted Stock Units.   The compensation committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of Common Stock or cash subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment (or other service relationship) with us through a specified vesting period. In the compensation committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of such participant’s future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the compensation committee and requirements of Section 409A of the Code.
Unrestricted Stock Awards.   The compensation committee may also grant (or sell at par value or such higher price determined by the compensation committee) shares of Common Stock that are free from any restrictions under the Amended Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.
Dividend Equivalent Rights.   The compensation committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of an award of restricted stock units or as a freestanding award and will be paid only if and to the extent the related award becomes vested. Dividend equivalent rights may not be granted as a component of a stock option or stock appreciation right award. Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.
Cash-Based Awards.   The compensation committee may grant cash bonuses under the Amended Plan to participants. Cash bonuses may be subject to the achievement of certain performance goals.
Change of Control Provisions.   In the event of a “sale event,” as defined in the Amended Plan, awards under the Amended Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided in the award agreement, upon the effective time of the sale event, all awards with time-based conditions or restrictions will become vested and exercisable or nonforfeitable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a sale event, in the compensation committee’s discretion or to the extent specified in the relevant award agreement. In addition, we may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). We may also make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.
Adjustments for Stock Dividends, Stock Splits, Etc.   The Amended Plan requires the compensation committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the Amended Plan, to certain limits in the Amended Plan and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.
Tax Withholding.   Participants in the Amended Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The compensation committee may require our tax withholding obligations to be satisfied by withholding shares of Common Stock to be issued pursuant to exercise or vesting. The compensation committee may also require our tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to us in an amount that would satisfy the withholding amount due.
Amendments and Termination.   The Board may at any time amend or discontinue the Amended Plan and the compensation committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. The compensation committee is specifically authorized to exercise its discretion to reduce the exercise price of outstanding stock options and stock appreciation rights or effect the repricing of such awards through cancellation and re-grants without stockholder consent. To the extent required under the rules of the Nasdaq Stock Market, LLC (“Nasdaq”), any amendments that materially change the terms of the Amended Plan will be subject to approval by our stockholders. Amendments will also be subject to approval by our stockholders if and to the extent determined by the compensation committee to be required by the Code to preserve the qualified status of incentive stock options.
Effective Date of Plan Amendment.   The Plan Amendment was approved by our Board on May 29, 2026. No awards may be granted under the Amended Plan after March 22, 2031.
Plan Benefits
Since the initial approval of the 2021 Plan through May 28, 2026, the following number of equity awards have been granted to the individuals and groups described in the table below. No other equity awards have been granted to any other individuals or groups under the 2021 Plan as of such date.
Name and Position	Number of Shares of Common Stock Underlying Options
Philippe P. Calais	81
Thomas A. Fitzgerald	709
Current executive officers, as a group	790
Current directors who are not executive officers, as a group	162
Current employees who are not executive officers, as a group	1,074
Current advisors and consultants who are not directors or executive officers, as a group	9
New Plan Benefits
Because the grant of awards under the Amended Plan is within the discretion of the compensation committee, we cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the Amended Plan.
Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe state or local tax consequences.
Incentive Stock Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock.
If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Stock Options.   No income is realized by the optionee at the time a non-qualified stock option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified stock option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards.   We generally will be entitled to a tax deduction in connection with other awards under the Amended Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments.   The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non- deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions.   Under Section 162(m) of the Code, our deduction for awards under the Amended Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

VOTE REQUIRED
Approval of the Plan Amendment requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and voted FOR or AGAINST such matter (Proposal 5). Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal 5. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal 5.
The Board recommends voting ‘FOR’ Proposal 5, an amendment to the TransCode Therapeutics, Inc. 2021 Stock Option and Incentive Plan to increase the number of shares available for issuance thereunder by 1,734,262 shares.

PROPOSAL 6 — RATIFICATION OF THE APPOINTMENT OF
WITHUMSMITH+BROWN, PC AS TRANSCODE’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026
TransCode’s stockholders are being asked to ratify the appointment by the audit committee of the Board of WithumSmith+Brown, PC as TransCode’s independent registered public accounting firm for the fiscal year ending December 31, 2026. WithumSmith+Brown, PC has served as TransCode’s independent registered public accounting firm since 2020.
The audit committee is solely responsible for selecting TransCode’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint WithumSmith+Brown, PC as TransCode’s independent registered public accounting firm. However, the Board believes that submitting the appointment of WithumSmith+Brown, PC to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain WithumSmith+Brown, PC. If the selection of WithumSmith+Brown, PC is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of TransCode and its stockholders.
A representative of WithumSmith+Brown, PC is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
We incurred the following fees from WithumSmith+Brown, PC for the audit of our financial statements and for other services provided during the fiscal years ended December 31, 2025 and 2024.
Fee Category	Fiscal Year 2025 ($)	Fiscal Year 2024 ($)
Audit fees(1)	$461,540	$199,852
Audit-related fees(2)	$17,850	$71,758
Tax fees(3)	$11,536	$10,140
All other fees(4)	—	—
Total Fees	$490,926	$281,750

(1)
Audit fees consist of fees for the audit of our annual financial statements, and the review of our interim financial statements included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements, and which are not included under “Audit fees” above. Audit-related fees include fees related to our financing transactions on Form S-1 and S-3 as well as comfort letters and consents.

(3)
Tax fees consist of fees for tax compliance.

(4)
There were no other fees for fiscal years 2025 and 2024.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. During fiscal years 2025 and 2024, no services were provided to us by WithumSmith+Brown, PC other than in accordance with the pre-approval policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by that firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
The Board recommends voting ‘FOR’ Proposal 6 to ratify the appointment of WithumSmith+Brown, PC as TransCode’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL 7
Approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1, Proposal 2, Proposal 3 and/or Proposal 5.
If at the Annual Meeting the number of votes represented by shares of our Common Stock present or represented by proxy and voting in favor of Proposal 1, Proposal 2, Proposal 3 and/or Proposal 5 is insufficient to approve the applicable Proposal, or if Nasdaq has not approved the Initial Listing Application as of immediately prior to the Annual Meeting, our management may move to adjourn the Annual Meeting in order to enable our Board to continue to solicit additional proxies in favor of Proposal 1, Proposal 2, Proposal 3 and/or Proposal 5 or to postpone the Annual Meeting if the Initial Listing Application required by Nasdaq Listing Rule 5110(a) has not yet been approved.
In this Proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Annual Meeting and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1, Proposal 2, Proposal 3 and/or Proposal 5, including the solicitation of proxies from stockholders that have previously voted against the Proposals, or to postpone the Annual Meeting if the Initial Listing Application required by Nasdaq Listing Rule 5110(a) has not yet been approved. If stockholder approval for this Proposal is not obtained, then the Annual Meeting will not be adjourned.
Vote Required for Approval of this Proposal
The affirmative vote of the majority of votes cast is required to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1, Proposal 2, Proposal 3 and/or Proposal 5 or to seek approval by Nasdaq of the Initial Listing Application.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND/OR PROPOSAL 5 OR TO SEEK APPROVAL BY NASDAQ OF THE INITIAL LISTING APPLICATION.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings with respect to the beneficial ownership of our Common Stock as of May 28, 2026, (the “Ownership Date”) by:
•
each of our directors;

•
each of our named executive officers;

•
all of our current directors and executive officers as a group; and

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of Common Stock;

The column entitled “Shares Beneficially Owned” is based on a total of 950,302 shares of our Common Stock outstanding as of the Ownership Date.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Common Stock. Shares of our Common Stock subject to options that are currently exercisable or exercisable within 60 days of the Ownership Date are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person, but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109 USA.
Name of Director or Named Executive Officer	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Philippe Calais, PharmD, PhD	83(1)	*
Elizabeth Czerepak, MBA	—	—
Thomas A. Fitzgerald	712(2)	*
Erik Manting, PhD	81(3)	*
Magda Marquet, PhD	81(4)	*
Jack E. Stover	—	—
All Executive Officers and Directors as a Group (five persons)	957	*
Beneficial Owners of more than 5% of our Common Stock
Entities Associated with CK Life Sciences Int’l., (Holdings) Inc.	83,285(5)	8.76%
Entities Associated with YA II PN, Ltd.	101,772(6)	9.99%

*
Denotes beneficial ownership of less than 1%.

(1)
Consists of (i) two shares of Common Stock and (ii) 81 shares of Common Stock underlying options exercisable within 60 days of the Ownership Date.

(2)
Consists of (i) three shares of Common Stock and (ii) 709 shares of Common Stock underlying options exercisable within 60 days of the Ownership Date.

(3)
Consists of 81 shares of Common Stock underlying options exercisable within 60 days of the Ownership Date.

(4)
Consists of 81 shares of Common Stock underlying options exercisable within 60 days of the Ownership Date.

(5)
Information based on the most recently available Schedule 13D/A filed with the SEC on October 28, 2025, by CK Life Sciences Int’l., (Holdings) Inc. (“CK Life Sciences”) and DEFJ, LLC. (“DEFJ” and

together the “Reporting Persons”) and excludes (i) 11,529,568 shares of Common Stock issuable upon conversion of 1,152.9568 shares of Series A Preferred Stock, and (ii) 2,237,337 shares of Common Stock issuable upon conversion of 223.7337 shares of Series B Preferred Stock. DEFJ is an indirect, wholly-owned subsidiary of CK Life Sciences. DEFJ is a direct, wholly-owned subsidiary of Conjoint Inc., a Delaware corporation, which is a direct, wholly-owned subsidiary of Honglad Limited, a British Virgin Islands limited company, which is a direct, wholly-owned subsidiary of ENSO Resources Limited, a British Virgin Islands limited company, which is a direct, wholly-owned subsidiary of CK Life Sciences. Each Reporting Person may be deemed to share voting, investment and dispositive power with respect to these securities. The principal business address of each of the Reporting Persons is: 7th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong.

(6)
Information based on the most recently available Schedule 13G/A filed with the SEC on April 20, 2026, by YA II PN, Ltd. (“YA II”), YA Global Investments II (U.S.), LP (the “YA Feeder”), YAII GP, LP (the “YA GP”), YAII GP II, LLC (the “Yorkville GP”), Yorkville Advisors Global, LP (the “YA Advisor”), Yorkville Advisors Global II, LLC (the “YA Advisor GP”), Mark Angelo, and SC-Sigma Global Partners, LP (“SC-Sigma”) (collectively, the “YA II Persons”). Includes deemed indirect beneficial ownership of 101,772 shares of Common Stock that the YA II Persons could acquire under certain circumstances within 60 days of the date of the Schedule 13G/A. Each of the YA II Persons has shared voting power with respect to the 101,772 shares of Common Stock and shared dispositive power with respect to the 101,772 shares of Common Stock. YA II is beneficially owned by the YA Feeder. YA Advisor is the investment manager to YA II. YA Advisor GP is the general partner to the YA Advisor. YA GP is the general partner to the YA Feeder. Yorkville GP is the general partner to the YA GP. Mark Angelo makes the investment decisions on behalf of YA II. Accordingly, each of YA II, YA Feeder, the YA Advisor, the YA Advisor GP, the YA GP, the Yorkville GP and Mark Angelo may be deemed affiliates and therefore may be deemed to beneficially own the same number of shares of Common Stock. YA GP is the general partner of SC-Sigma, which is an investor in YA II. Yorkville GP is the general partner of YA GP. The YA Advisor is the investment manager to SC-Sigma. Accordingly, SC-Sigma, the YA GP, the Yorkville GP, the YA Advisor, and Mark Angelo may be deemed affiliates and therefore may be deemed to beneficially own the same number of shares of Common Stock. YA II entered into the SEPA. Under the SEPA, the Company has the option to sell shares of its Common Stock to YA II at a price and on the terms and subject to the conditions set forth in the SEPA. Under the SEPA, the Company is prohibited from selling shares to YA II to the extent that it would cause the aggregate number of shares beneficially owned by YA II and its affiliates to exceed 9.99% of the shares of the Company. Each YA II Person disclaims beneficial ownership of any securities beneficially owned by each other YA II Person. The address for each of these entities and individuals is 1012 Springfield Ave., Mountainside, NJ 07092.

Beneficial Ownership Following the Conversion
The following table sets forth information relating to the beneficial ownership of our Common Stock immediately following the conversion of the Polynoma Preferred Stock, the Series C Preferred Stock and the First and Second Convertible Notes into Common Stock, assuming we receive stockholder approval of Proposal 1, Proposal 2 and Proposal 3 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our current directors and executive officers as a group;

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of Common Stock; and

•
each person, or group of affiliated persons, known by us that will beneficially own more than 5% of our outstanding shares of Common Stock following the conversion of all of the Polynoma Preferred Stock, Series C Preferred Stock and the First and Second Convertible Notes into Common Stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Common Stock. Shares of our Common Stock subject to options that are currently exercisable or exercisable within 60 days of the Ownership Date are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person, but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109 USA.
Following stockholder approval of Proposal 1, Proposal 2, and Proposal 3, the Company expects to issue up to 17,737,728 shares of Common Stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and the First and Second Convertible Notes. If the actual facts are different from the foregoing assumptions, ownership figures in the table that follows will be different. The percentage of shares beneficially owned is computed on the basis of 18,654,696 shares of our Common Stock that we expect to be outstanding following the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and First and Second Convertible Note.
Name of Director or Named Executive Officer	Shares Beneficially Owned	% of Shares Outstanding
Philippe Calais, PharmD, PhD	83(1)	*
Elizabeth Czerepak, MBA	—	—
Thomas A. Fitzgerald	712(2)	*
Erik Manting, PhD	81(3)	*
Magda Marquet, PhD	81(4)	*
Jack Stover	—	*
All Executive Officers and Directors as a Group (five persons)	957	*
Certain Other Beneficial Owners of our Common Stock:
Entities associated with CK Life Sciences Int’l., (Holdings) Inc.	14,134,481(5)	9.9%(6)
Unleash Immuno Oncolytics, Inc.	1,136,364(7)	4.9%(6)
Entities associated with YA II PN, LTD	1,865,469(8)	9.9%(6)
Affiliates of Tungsten Advisors	684,698(9)	3.7%

*
Denotes beneficial ownership of less than 1%.

(1)
Consists of (i) two shares of Common Stock and (ii) 81 shares of Common Stock underlying options exercisable within 60 days of the Ownership Date.

(2)
Consists of (i) three shares of Common Stock and (ii) 709 shares of Common Stock underlying options exercisable within 60 days of the Ownership Date.

(3)
Consists of 81 shares of Common Stock underlying options exercisable within 60 days of the Ownership Date.

(4)
Consists of 81 shares of Common Stock underlying options exercisable within 60 days of the Ownership Date.

(5)
Consists of (i) 83,285 shares of Common Stock held by DEFJ, (ii) 11,813,859 shares of Common Stock issuable to DEFJ upon conversion of the Series A Preferred Stock (including 284,291 shares of Common Stock issuable upon the conversion of 28.4291 shares of Series A Preferred Stock as a one-time payment-in-kind dividend), and (iii) 2,237,337 shares of Common Stock issuable to DEFJ upon conversion of the Series B Preferred Stock. The shares of Series A Preferred Stock and Series B Preferred Stock held by DEFJ include provisions that limit the conversion thereof to the extent such exercise would cause them, together with their affiliates and any other person acting together with them and their affiliates, to beneficially own a number of shares of Common Stock that would exceed 9.99% of the Common Stock outstanding immediately prior to the Acquisition. DEFJ is an indirect, wholly-owned subsidiary of CK Life Sciences. DEFJ is a direct, wholly-owned subsidiary of Conjoint Inc., a Delaware corporation, which is a direct, wholly-owned subsidiary of Honglad Limited, a British Virgin Islands limited company, which is a direct, wholly-owned subsidiary of ENSO Resources Limited, a British Virgin Islands limited company, which is a direct, wholly-owned subsidiary of CK Life Sciences. Each Reporting Person may be deemed to share voting, investment and dispositive power with respect to these securities. The principal business address of each of the Reporting Persons is: 7th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong.

(6)
Reflects Beneficial Ownership Limitations.

(7)
Consists of 1,136,364 shares of Common Stock issuable upon conversion of Series C Preferred Stock held by Unleash. The address of Unleash is 990 Biscayne Blvd., Suite 504, Miami, Florida 33132. The shares of Series C Preferred Stock held by Unleash include provisions that limit the conversion thereof to the extent such exercise would cause them, together with their affiliates and any other person acting together with them and their affiliates, to beneficially own a number of shares of Common Stock that would exceed 4.99% of our then-outstanding Common Stock immediately after giving effect to such conversion.

(8)
Includes deemed indirect beneficial ownership of 1,865,469 shares of Common Stock that the YA II Persons could acquire under certain circumstances within 60 days of the Annual Meeting. Each of the YA II Persons has shared voting power with respect to the 1,865,469 shares of Common Stock and shared dispositive power with respect to the 1,865,469 shares of Common Stock. YA II is beneficially owned by the YA Feeder. YA Advisor is the investment manager to YA II. YA Advisor GP is the general partner to the YA Advisor. YA GP is the general partner to the YA Feeder. Yorkville GP is the general partner to the YA GP. Mark Angelo makes the investment decisions on behalf of YA II. Accordingly, each of YA II, YA Feeder, the YA Advisor, the YA Advisor GP, the YA GP, the Yorkville GP and Mark Angelo may be deemed affiliates and therefore may be deemed to beneficially own the same number of shares of Common Stock. YA GP is the general partner of SC-Sigma, which is an investor in YA II. Yorkville GP is the general partner of YA GP. The YA Advisor is the investment manager to SC-Sigma. Accordingly, SC-Sigma, the YA GP, the Yorkville GP, the YA Advisor, and Mark Angelo may be deemed affiliates and therefore may be deemed to beneficially own the same number of shares of Common Stock. YA II entered into the SEPA. Under the SEPA, the Company has the option to sell shares of its Common Stock to YA II at a price and on the terms and subject to the conditions set forth in the SEPA. Under the SEPA, the Company is prohibited from selling shares to YA II to the extent that it would cause the aggregate number of shares beneficially owned by YA II and its affiliates to exceed 9.99% of the shares of the Company. Each YA II Person disclaims beneficial ownership of any securities beneficially owned by each other YA II Person. The address for each of these entities and individuals is 1012 Springfield Ave., Mountainside, NJ 07092.

(9)
Consists of (i) 5,626 shares of Common Stock issuable to Finalis Securities LLC upon its conversion of Series A Preferred Stock, (ii) 339,536 shares of Common Stock issuable to Romy Seth upon his conversion of Series A Preferred Stock and Series C Preferred Stock, and (iii) 339,536 shares of Common Stock issuable to Lacarya Scott upon his conversion of Series A Preferred Stock and Series C Preferred Stock. The address for each of Finalis Securities LLC, Romy Seth, and Lacarya Scott is 228 Park Avenue South, Suite 85550, New York, New York 10003. Federico Baradello holds voting and dispositive power over the securities held by Finalis Securities LLC. Each of Romy Seth and Lacarya Scott holds voting and dispositive power over the securities held by each of them.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity Compensation Plan Information
The following table provides information as of December 31, 2025, regarding shares of Common stock that may be issued under the Company’s equity compensation plans consisting of our 2020 Plan, our 2021 Plan and our 2021 ESPP.
	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities referenced in column (a))
	(a)(1)	(b)	(c)(2)
Equity compensation plans approved by security holders	2,035	$15,880.93	169,790
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	2,035	$15,880.93	169,790

(1)
As of December 31, 2025, there were options to purchase nine shares outstanding under our 2020 Plan and 2,026 shares outstanding under our 2021 Plan with a combined weighted average exercise price of $15,880.93 per share.

(2)
As of December 31, 2025, there were 169,784 shares available for grant under our 2021 Plan and 6 shares available for sale under our 2021 ESPP. As of the closing of our initial public offering, our Board determined not to make additional equity awards under the 2020 Plan.

DESCRIPTION OF CAPITAL STOCK
The following description of our Common Stock and preferred stock summarizes the material terms and provisions of the Common Stock and preferred stock. The following description of our capital stock does not purport to be complete and is subject to, and qualified in its entirety by, the Amended and Restated Certificate of Incorporation of TransCode Therapeutics, Inc., as amended, (the “Certificate of Incorporation”) and the Amended and Restated Bylaws of TransCode Therapeutics, Inc., as amended, (the “Bylaws”). The terms of our Common Stock and preferred stock may also be affected by Delaware law.
Authorized Capital Stock
Our authorized capital stock consists of 290 million shares of Common Stock, par value $0.0001 per share, and 10 million shares of preferred stock, par value $0.0001 per share, of which 1,242.0718 shares are designated as Series A Preferred Stock, 223.7337 shares are designated as Series B Preferred Stock, 1,214,204 shares are designated as Series C Preferred Stock, and 8,784,330.1946 shares are undesignated.
As of May 28, 2026, 950,302 shares of our Common Stock were outstanding and held by approximately 24 stockholders of record.
Common Stock
The holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of our stockholders. The holders of our Common Stock do not have any cumulative voting rights. Holders of our Common Stock are entitled to receive ratably any dividends declared by our board of directors out of funds legally available for that purpose, subject to any preferential dividend rights of any outstanding preferred stock. Our Common Stock has no preemptive rights, conversion rights or other subscription rights or redemption or sinking fund provisions.
In the event of our liquidation, dissolution or winding up, holders of our Common Stock will be entitled to share ratably in all assets remaining after payment of all debts and other liabilities and any liquidation preference of any outstanding preferred stock.
Listing
Our Common Stock is traded on the Nasdaq Capital Market under the trading symbol “RNAZ.”
Transfer Agent and Registrar
The transfer agent and registrar for our Common Stock is VStock Transfer, LLC.
Preferred Stock
Our board of directors has the authority, without further action by our stockholders, to issue up to 8,784,330.1946 additional shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof. These rights, preferences and privileges could include dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting, or the designation of, such series, any or all of which may be greater than the rights of Common Stock. The issuance of our preferred stock could adversely affect the voting power of holders of Common Stock and the likelihood that such holders will receive dividend payments and payments if we liquidate. In addition, the issuance of preferred stock could have the effect of delaying, deferring or preventing a change in control of our Company or other corporate action. As of the Record Date, we had 1,242.0717 shares of our Series A Preferred Stock, 223.7337 shares of our Series B Preferred Stock and 1,214,204 shares of our Series C Preferred Stock outstanding.
Description of Series A Preferred Stock
Ranking
The Series A Preferred Stock ranks on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily.

Dividends
If the Company, at any time while any shares of Series A Preferred Stock are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of the Polynoma Preferred Stock) with respect to the then outstanding shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio (as defined in the Certificate of Designation) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares held by the Company) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares held by the Company).
Each holder of Series A Preferred Stock is entitled to receive dividends on shares of Series A Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation, as defined below) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when such dividends are paid on shares of the Common Stock.
Each holder of Series A Preferred Stock received a one-time payment-in-kind dividend which accrued at a rate equal to 5% per annum payable in shares of Series A Preferred Stock on April 6, 2026.
Beneficial Ownership Limitation
Until the earliest to occur of (i) the Stockholder Approval, and (ii) the consummation by the Company of certain Fundamental Transactions (as defined in the Certificate of Designation), each holder of Series A Preferred Stock may hold a number of shares equal to no more than 9.99% of the shares of Common Stock outstanding immediately prior to the Acquisition (the “Beneficial Ownership Limitation”). Upon receipt of the Stockholder Approval or the consummation of a Fundamental Transaction, holders of Series A Preferred Stock may waive or change the Beneficial Ownership Limitation effective upon written notice to the Company; provided, that such notice must be delivered not less than sixty days prior to the effectiveness of such waiver or change.
Conversion
If the Company’s stockholders approve the conversion of Series A Preferred Stock into Common Stock, each share of Series A Preferred Stock will be convertible by the holders of the Series A Preferred Stock into 10,000 shares of Common Stock, at any time and from time to time following 5:00 p.m. Eastern Time on the third business day after receipt of the Stockholder Approval. The conversion of the Series A Preferred Stock into Common Stock is subject to certain limitations provided in the Certificate of Designation, including that prior to the Stockholder Approval, the Company will not be required to effect a conversion of the Series A Preferred Stock to the extent such conversion would cause the Company to violate Nasdaq Listing Rule 5635. In accordance with the Certificate of Designation, the Company intends to seek a waiver of the Beneficial Ownership Limitation from the holders of Series A Preferred Stock, effective upon receipt of the Stockholder Approval.
Voting and Consent Rights
Except as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, we may not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Series A Preferred Stock and Series B Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock and Series B Preferred Stock or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Company’s Certificate of Incorporation or Bylaws, or file any articles of amendment, certificates of designation, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock and Series B Preferred Stock,

regardless of whether any of the foregoing actions shall be by means of amendment to the Charter or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series A Preferred Stock and Series B Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock and Series B Preferred Stock, (iii) prior to the Stockholder Approval or at any time while at least 30% of the originally issued Series A Preferred Stock or Series B Preferred Stock, as applicable, remains issued and outstanding, consummate either: (A) any Fundamental Transaction or (B) any merger or consolidation of the Company with or into another entity or any stock sale to another entity, or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, or (iv) enter into any agreement with respect to any of the foregoing.
Cash Settlement
Upon the occurrence of the conditions set forth in section 5.3 of the Repurchase Agreement, dated as of October 8, 2025, by and between the Company and DEFJ (the “Repurchase Agreement”), or if the Company fails to deliver to the holder of Series A Preferred Stock a certificate or certificates representing shares of Common Stock, or electronically deliver such shares, (i) on or prior to the third trading day after the applicable Share Delivery Date (as defined in the Certificate of Designation), or (ii) April 8, 2027, then, unless the holder of Series A Preferred Stock has rescinded the applicable Notice of Conversion, the Company will, at the request of the holder of Series A Preferred Stock, pay an amount equal to the Fair Value (as defined in the Certificate of Designation) of such undelivered shares, with such payment to be made within two business days from the date of request by such holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion (as defined in the Certificate of Designation) shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however that such request shall be presumed to have been duly and properly made by such holder if Stockholder Approval with respect to the Series A Preferred Stock shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Company. The cash settlement provisions set forth in the Certificate of Designation shall be available irrespective of the reason for the Company’s failure to timely deliver the applicable shares of Common Stock including due to the lack of obtaining the Stockholder Approval with respect to the Series A Preferred Stock.
Designation
The Company has designated 1,242.0718 shares of the Company’s preferred stock to be Series A Preferred Stock, pursuant to the Certificate of Designation.
Description of Series B Preferred Stock
Ranking
The Series B Preferred Stock ranks on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily.
Dividends
If the Company, at any time while any shares of Series B Preferred Stock are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of the Polynoma Preferred Stock) with respect to the then outstanding shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares held by the Company) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares held by the Company).
Each holder of Series B Preferred Stock is entitled to receive dividends on shares of Series B Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation)

equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when such dividends are paid on shares of the Common Stock.
Beneficial Ownership Limitation
Until the earliest to occur of (i) the Stockholder Approval, and (ii) the consummation by the Company of certain Fundamental Transactions, each holder of Series B Preferred Stock may hold a number of shares equal to no more than 9.99% of the shares of Common Stock outstanding immediately prior to the Acquisition. Upon receipt of the Stockholder Approval or the consummation of a Fundamental Transaction, holders of Series B Preferred Stock may waive or change the Beneficial Ownership Limitation effective upon written notice to the Company; provided, that such notice must be delivered not less than sixty days prior to the effectiveness of such waiver or change.
Conversion
If the Company’s stockholders approve the conversion of Series B Preferred Stock into Common Stock, each share of Series B Preferred Stock will be convertible by the holders of the Series B Preferred Stock into 10,000 shares of Common Stock, at any time and from time to time following the earliest to occur of (i) April 8, 2026, (ii) the effectiveness date of a registration statement covering the resale of the Common Stock issuable upon conversion of the Series B Preferred Stock, and (iii) 5:00 p.m. Eastern Time on the third business day after the date that the Stockholder Approval is obtained, in each case at the option of the holder of Series B Preferred Stock. The conversion of the Series B Preferred Stock into Common Stock is subject to certain limitations provided in the Certificate of Designation, including that prior to the Stockholder Approval, the Company will not be required to effect a conversion of the Series B Preferred Stock to the extent such conversion would cause the Company to violate Nasdaq Listing Rule 5635. In accordance with the Certificate of Designation, the Company intends to seek a waiver of the Beneficial Ownership Limitation from the holders of Series B Preferred Stock, effective upon receipt of the Stockholder Approval.
Voting and Consent Rights
Except as otherwise required by law, the Series B Preferred Stock does not have voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, we may not, without the affirmative vote of the holders of a majority of the then-outstanding shares of Series A Preferred Stock and Series B Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock and Series B Preferred Stock or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or the Bylaws, or file any articles of amendment, certificates of designation, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock and Series B Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Charter or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series A Preferred Stock and Series B Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock and Series B Preferred Stock, (iii) prior to the Stockholder Approval or at any time while at least 30% of the originally issued Series A Preferred Stock or Series B Preferred Stock, as applicable, remains issued and outstanding, consummate either: (A) any Fundamental Transaction or (B) any merger or consolidation of the Company with or into another entity or any stock sale to, or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, or (iv) enter into any agreement with respect to any of the foregoing.
Cash Settlement
If the Company fails to deliver to the holder of Series B Preferred Stock a certificate or certificates representing shares of Common Stock, or electronically deliver such shares, on or prior to the third trading day after the applicable Share Delivery Date, then, unless the holder of Series B Preferred Stock has rescinded the applicable Notice of Conversion, the Company will, at the request of the holder of Series B

Preferred Stock, pay an amount equal to the Fair Value of such undelivered shares, with such payment to be made within two business days from the date of request by such holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however that such request shall be presumed to have been duly and properly made by such holder if Stockholder Approval with respect to the Series B Preferred Stock shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Company. The cash settlement provisions set forth in the Certificate of Designation shall be available irrespective of the reason for the Company’s failure to timely deliver the applicable shares of Common Stock including due to the lack of obtaining the Stockholder Approval with respect to the Polynoma Preferred Stock.
Designation
The Company has designated 223.7337 shares of the Company’s preferred stock to be Series B Preferred Stock, pursuant to the Certificate of Designation.
Description of Series C Preferred Stock
Ranking
The Series C Preferred Stock ranks on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily.
Dividends
At any time while the Series C Preferred Stock is outstanding, holders of Series C Preferred Stock are entitled to receive dividends on shares of the Series C Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Series C Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock.
Beneficial Ownership Limitation
Until the earliest to occur of (i) the Unleash Stockholder Approval, and (ii) the consummation by the Company of certain Fundamental Transactions, each holder of Series C Preferred Stock may hold a number of shares equal to no more than 4.99% of the shares of Common Stock outstanding immediately prior to the Licensing Agreement. Upon receipt of the Unleash Stockholder Approval or the consummation of a Fundamental Transaction, holders of Series C Preferred Stock may waive or change the Beneficial Ownership Limitation effective upon written notice to the Company; provided, that such notice must be delivered not less than sixty days prior to the effectiveness of such waiver or change.
Conversion
Each share of Series C Preferred Stock will be convertible at the option of the holder thereof, at any time and from time to time following 5:00 p.m. Eastern Time on the third business day after the Stockholder Approval is received. Each share of Series C Preferred Stock will be convertible by the holders of the Series C Preferred Stock into an equal number of shares of Common Stock. The conversion of the Series C Preferred Stock into Common Stock is subject to certain limitations provided in the Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock (the “Series C Certificate of Designation”), including that prior to the Unleash Stockholder Approval, the Company will not be required to effect a conversion of the Series C Preferred Stock to the extent such conversion would cause the Company to violate Nasdaq Listing Rule 5635.
Voting and Consent Rights
Except as otherwise required by law, the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series C Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or the Bylaws of the Company, or file any articles of amendment, certificates of designation, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, or (ii) issue further shares of Series C Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred Stock.
Designation
The Company has designated 1,214,204 shares of the Company’s preferred stock to be Series C Preferred Stock, pursuant to the Series C Certificate of Designation.
Anti-Takeover Effects of our Certificate of Incorporation and Bylaws and Delaware Law
Our Certificate of Incorporation and Bylaws include a number of provisions that may have the effect of delaying, deferring or preventing another party from acquiring control of us and encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with our board of directors rather than pursue non-negotiated takeover attempts. These provisions include those described below.
Board Composition and Filling Vacancies
Our Certificate of Incorporation provides that directors may be removed only for cause and then only by the affirmative vote of the holders of at least two-thirds of the shares then entitled to vote at an election of directors. Furthermore, any vacancy on our board of directors, however occurring, including a vacancy resulting from an increase in the size of our board, may only be filled by the affirmative vote of a majority of our directors then in office even if less than a quorum. The limitations on removal of directors and treatment of vacancies have the effect of making it more difficult for stockholders to change the composition of our board of directors.
No Written Consent of Stockholders
Our Certificate of Incorporation provides that all stockholder actions are required to be taken by a vote of the stockholders at an annual or special meeting, and that stockholders may not take any action by written consent in lieu of a meeting. This limit may lengthen the amount of time required to take stockholder actions and would prevent the amendment of our Bylaws or removal of directors by our stockholders without holding a meeting of stockholders.
Meetings of Stockholders
Our Certificate of Incorporation and Bylaws provide that only a majority of the members of our board of directors then in office may call meetings of stockholders and only those matters set forth in the notice of the meeting may be considered or acted upon at that meeting of stockholders. Our Bylaws limit the business that may be conducted at an annual meeting of stockholders to those matters brought before the meeting in conformance with our Bylaws.
Advance Notice Requirements
Our Bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures provide that notice of stockholder proposals must be timely given in writing to our corporate secretary prior to the meeting at which the action is to be considered. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. Our Bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.
Amendment to Certificate of Incorporation and Bylaws
Any amendment of our Certificate of Incorporation must first be approved by a majority of our board of directors, and if required by law or our Certificate of Incorporation, must thereafter be approved by a majority of the outstanding shares entitled to vote on the amendment and a majority of the outstanding shares of each class entitled to vote thereon as a class, except that the amendment of the provisions relating to stockholder action, board composition, and limitation of liability must be approved by not less than two-thirds of the outstanding shares entitled to vote on the amendment, and not less than two-thirds of the outstanding shares of each class entitled to vote thereon as a class. Our Bylaws may be amended by the affirmative vote of a majority of the directors then in office, subject to any limitations set forth in the Bylaws; and may also be amended by the affirmative vote of a majority of the outstanding shares entitled to vote on the amendment, voting together as a single class, except that the amendment of the provisions relating to notice of stockholder business and nominations and special meetings must be approved by not less than two-thirds of the outstanding shares entitled to vote on the amendment, and not less than two-thirds of the outstanding shares of each class entitled to vote thereon as a class, or, if our board of directors recommends that the stockholders approve the amendment, by the affirmative vote of the majority of the outstanding shares entitled to vote on the amendment, in each case voting together as a single class.
Undesignated Preferred Stock
Our Certificate of Incorporation provides for 10 million authorized shares of preferred stock. The existence of authorized but unissued shares of preferred stock may enable our board of directors to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, our board of directors were to determine that a takeover proposal is not in the best interests of our stockholders, our board of directors could cause shares of preferred stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group. In this regard, our Certificate of Incorporation grants our board of directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance may also adversely affect the rights and powers, including voting rights, of these holders and may have the effect of delaying, deterring or preventing a change in control of us.
Choice of Forum
Pursuant to our Bylaws, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for any state law claims for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of fiduciary duty owed by any of our directors, officers, employees or agents to us or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, our Certificate of Incorporation and our Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of our Certificate of Incorporation or Bylaws or (v) any action asserting a claim that is governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein, or the Delaware Forum Provision. The Delaware Forum Provision will not apply to any causes of action arising under the Securities Act or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Unless we consent in writing to the selection of an alternate forum, the United States District Court for the District of Massachusetts shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act, or the Federal Forum Provision, as the address of our principal executive offices is in Boston, Massachusetts. These Forum Provisions may impose additional costs on stockholders, may limit our stockholders’ ability to bring a claim in a forum they find favorable, and the designated courts may reach different judgments or results than other courts. In addition, there is uncertainty as to whether the Federal Forum Provision will be enforced, which may impose additional costs on us and stockholders.
Section 203 of the Delaware General Corporation Law
We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the time that this stockholder becomes an interested stockholder, unless the business combination is approved in a prescribed manner. Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:
•
before the stockholder became an interested stockholder, our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances, but not the outstanding voting stock owned by the interested stockholder; or

•
at or after the time the stockholder became an interested stockholder, the business combination was approved by our Board and authorized at an annual or special meeting of our stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines a business combination to include:
•
any merger or consolidation involving the corporation and the interested stockholder;

•
any sale, transfer, lease, pledge or other disposition involving 10% or more of the assets of the corporation and the interested stockholder;

•
subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•
subject to exceptions, any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; and

•
the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by that entity or person.

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109, Attention: Corporate Secretary, telephone: 857-837-3099. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that we receive it no later than February 2, 2027. However, if the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the first anniversary of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109 USA, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our Board or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our Bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting, and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice for stockholder proposals to be considered at the meeting but not included in the proxy statement must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed, or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2027 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than March 4, 2027, and no later than April 3, 2027. Stockholder proposals and the required notice should be addressed to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109 USA, Attention: Corporate Secretary.
In addition, to comply with the SEC’s universal proxy rules, stockholders intending to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 3, 2027.

OTHER MATTERS
As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment. In addition, our bylaws permit the presiding officer at the Annual Meeting to adjourn the meeting in his or her sole discretion.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of TransCode Therapeutics, Inc. to be Held on July 2, 2026:
This Proxy Statement and the proxy card are first being mailed to our stockholders on or about June 2, 2026. In accordance with the rules of the SEC, we are advising our stockholders of the availability on the internet of our proxy materials related to our upcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is available to our stockholders at https:// ir.transcodetherapeutics.com/annual-meeting.
Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, except for exhibits, will be furnished without charge to any of our stockholders upon written request to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109 USA, Attention: Corporate Secretary. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is also available on the SEC’s website at www.sec.gov.
INFORMATION INCORPORATED BY REFERENCE
Certain information has been “incorporated by reference” into this proxy statement, which means that we have disclosed important information to you by referring you to another document filed separately with the SEC. The documents incorporated by reference into this proxy statement contain important information that you should read about us.
The following documents are incorporated by reference into this proxy statement:

•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on April 15, 2026 and our Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, filed with the SEC on April 30, 2026;

•
our Quarterly Report on Form 10-Q for the quarters ended March 31, 2026, filed with the SEC on May 15, 2026;

•
our Current Reports on Form 8-K and Form 8-K/A filed on October 8, 2025 (except for Item 7.01 therein) (as amended October 8, 2025, October 17, 2025, and December 23, 2025), October 27, 2025, March 3, 2026, April 7, 2026, May 22, 2026 (as amended May 26, 2026); and

•
the description of our Common Stock contained in our registration statement on Form 8-A filed with the SEC on April 26, 2021, as supplemented by the description of our Common Stock contained in Exhibit 4.1 to our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022, and any amendment or report filed for the purpose of updating such description.

We are delivering to our stockholders with this proxy statement the aforementioned annual report in accordance with Item 13(b)(2) of Schedule 14A. In addition, all reports and other documents that we subsequently file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this proxy statement and prior to the Annual Meeting will be deemed to be incorporated by reference into this proxy statement and to be part of this proxy statement from the date of the filing of such reports and documents. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference in this proxy statement. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.
Documents incorporated by reference are also available, without charge. You may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone at the following address:
TransCode Therapeutics, Inc.
Attention: Corporate Secretary
6 Liberty Square, #2382
Boston, MA 02109
THE PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY OFFER OR SOLICITATION IN THAT JURISDICTION. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS PROXY STATEMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.
WE HAVE NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE PROPOSALS OR US THAT IS DIFFERENT FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS WE HAVE PUBLICLY FILED WITH THE SEC. WE ARE NOT RESPONSIBLE FOR, AND CAN PROVIDE NO ASSURANCES AS TO THE RELIABILITY OF, ANY INFORMATION OTHER THAN THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC. Any requests for copies of information, reports or other filings with the SEC should be directed to TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109, Attention: Corporate Secretary.

APPENDIX A:
FINANCIAL ANALYST OPINION

October 6, 2025
Board of Directors
TransCode Therapeutics, Inc.
6 Liberty Square, #2382
Boston, Massachusetts 02109
Ladies and Gentlemen:
You have requested our opinion as to the fairness, from a financial point of view, to TransCode Therapeutics, Inc., a Delaware corporation (“Purchaser”), of the Closing Consideration (as defined below) to be paid by Purchaser pursuant to the proposed Membership Interest Purchase Agreement (the “Agreement”) to be entered into by and between Purchaser, and DEFJ, LLC, a Delaware limited liability company (“Seller”), the owner of 100% of all the issued and outstanding Interests in the share capital of ABCJ, LLC, a Delaware limited liability company (“ABCJ”), the owner of 100% of all of the issued and outstanding membership interests of Polynoma LLC, a Delaware limited liability company (the “Company”). Capitalized terms used herein have the respective meanings ascribed thereto in the September 22, 2025 draft of the Agreement provided to us by Purchaser (the “Draft Agreement”).
As more specifically set forth in the Draft Agreement, and subject to the terms, conditions and adjustments set forth therein, the Agreement provides for the purchase by Purchaser of 100% of the issued and outstanding Interests in the share capital of ABCJ from Seller (the “Purchase”). The aggregate closing consideration (the “Closing Consideration”) to be paid by Purchaser to Seller for all of the Interests will be (a) 83,285 shares of Purchaser Common Stock (the “Purchaser Common Stock Payment Shares”) and (b) 1,152.9568 shares of Purchaser Convertible Preferred Stock (the “Purchaser Preferred Stock Payment Shares”). Each Purchaser Preferred Stock Payment Share will be convertible into 10,000 shares of Purchaser Common Stock upon the approval by the stockholders of Purchaser of the Preferred Stock Conversion Proposal.
Pursuant to the terms of the Draft Agreement, Purchaser is obligated to pay, or cause to be paid, to Seller (or its designated Affiliate) certain Milestone Payments upon the achievement of Milestone Events described in the Draft Agreement. At your instruction, we did not consider the value of the Milestone Payments in our analysis.
Holders of Purchaser Common Stock of record as of the Record Date (as defined in the CVR Agreement) will be entitled to one CVR issued by Purchaser subject to and in accordance with the terms and conditions of a CVR Agreement for each share of Purchaser Common Stock held by such holders. At your instruction, we did not consider the value of the CVRs in our analysis.
The Draft Agreement provides that, under certain circumstances, Seller will have the option (the “Repurchase Option”) to acquire all of Purchaser’s and its Subsidiaries’ rights in and to the Interests from Purchaser in accordance with the terms and conditions of a Repurchase Agreement to be entered into by Purchaser and Seller.
The Draft Agreement provides that concurrently with the execution and delivery of the Agreement, Purchaser and Seller will enter into an Investment Agreement pursuant to which, on the terms and subject to the conditions set forth therein, Seller will purchase shares of Purchaser’s Series B convertible preferred stock, par value $0.0001 per share (“Series B Preferred Stock”), for an aggregate purchase price of $25,000,000, $20,000,000 of which will be paid in cash at closing of the Purchase and $5,000,000 of which will be paid in the form of a promissory note (the “Investment”). The Series B Preferred Stock will be convertible into shares of Purchaser Common Stock upon approval of the Preferred Stock Conversion Proposal. The Investment Agreement provides that the closing of the Purchase is a condition to the closing of the Investment.
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Member: FINRA/SIPC

For purposes of this opinion, you have instructed us to assume without independent verification that: (i) 100% of the Closing Consideration is attributable to the Company; (ii) approximately 11,612,853 shares of Purchaser Common Stock will be issued in the Purchase (assuming approval of the Preferred Stock Conversion Proposal and conversion of the Purchaser Preferred Stock Payment Shares); (iii) approximately 2,264,493 shares of Purchaser Common Stock will be issued in the Investment (assuming approval of the Preferred Stock Conversion Proposal and conversion of the Series B Preferred Stock); (iv) the holders of the outstanding Purchaser Common Stock immediately prior to the Purchase and the Investment will own approximately 5.4% of the outstanding equity of Purchaser on a fully diluted basis immediately following the Closing and after giving effect to the conversion of the Purchaser Preferred Stock Payment Shares and the Series B Preferred Stock; (v) the Seller will own approximately 90.7% of the outstanding equity of Purchaser on a fully diluted basis immediately following the Closing and after giving effect to the conversion of the Purchaser Preferred Stock Payment Shares and the Series B Preferred Stock; and (vi) Seller will not exercise the Repurchase Option.
In connection with our review of the proposed Purchase, and in arriving at our opinion, we have reviewed: (i) the financial terms of the Purchase described in the Draft Agreement; (ii) the financial terms of the Investment described in the draft Investment Agreement provided to us; (iii) certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company and the combined company furnished to us, and prepared by, Purchaser’s management for purposes of our analysis; (iv) relevant market sizing projections for the assets and indications that will be acquired by Purchaser; (v) management of Purchaser’s assessment of the strategic rationale for, and the potential benefits of, the Purchase; (vi) the past and current business operations, financial condition and future prospects of Purchaser; (vii) the reporting price and trading activity for the Purchaser Common Stock; (viii) certain publicly available information, including, but not limited to, Purchaser’s recent filings with the Securities and Exchange Commission and the financial statements set forth therein; (ix) the financial terms, to the extent publicly available, of certain acquisition and financing transactions that we deemed to be relevant; and (x) such other analyses and such other factors as we deemed relevant or appropriate for the purpose of rendering our opinion.
We have assumed and relied upon, without verifying independently, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to us or discussed with or reviewed by or for us for purposes of preparing this opinion (and we have not assumed responsibility or liability for any independent verification of such information). We have further assumed that the financial information provided has been prepared by the management of Purchaser on a reasonable basis in accordance with industry practice, and that the management of Purchaser is not aware of any information or facts that would make any information provided to us incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of this opinion, we have assumed that the management of Purchaser prepared reasonably the financial forecasts, estimates and other forward-looking information reviewed by us, based on assumptions reflecting its best currently available estimates and good faith judgments as to the expected future results of operations and financial condition of Purchaser and the combined company, respectively. We express no view as to any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based.
In connection with our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by us. Our opinion does not address any legal, regulatory, tax or accounting matters.
In arriving at our opinion, we have assumed that the executed Agreement will be in all material respects identical to the Draft Agreement reviewed by us and that the executed Investment Agreement will be in all material respects identical to the draft Investment Agreement reviewed by us. We have relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties set forth in the Agreement and all related documents and instruments that are referred to therein are true and correct, (ii) each party to the Agreement will fully and timely perform all of the covenants and agreements required to be performed by such party, (iii) the Purchase and the Investment will be consummated pursuant to the terms of the Agreement and the Investment Agreement, as applicable, without amendments thereto, and (iv) all conditions to the consummation of the Purchase and the Investment will be satisfied without waiver by any party of any conditions or obligations thereunder. Additionally, we have assumed that all the necessary regulatory approvals and consents required for the Purchase and the Investment will be obtained in a manner that will not adversely affect Purchaser.
In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of Purchaser or the Company, and have not been furnished or provided with any such appraisals or valuations. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Purchaser, the Company or any of their respective affiliates is a party or may be subject, and at your direction and with your consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.
This opinion is necessarily based upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof; events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We are not expressing any opinion herein as to the value of the shares of Purchaser Common Stock to be issued in the Purchase and the Investment or the prices at which shares of Purchaser Common Stock may trade following announcement of the Purchase or at any future time. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.
We have been engaged by Purchaser to render this opinion. We will receive a fee in the amount of $300,000 for the provision of this opinion, which fee is not contingent on the successful completion of the Purchase. Purchaser has also agreed to reimburse us for our expenses and to indemnify us against certain liabilities and to reimburse us for certain expenses in connection with our services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Purchaser, and, accordingly, may at any time hold a long or a short position in such securities. In January 2024, we acted as the exclusive placement agent for a public offering by Purchaser for which we received cash fees and expense reimbursements totaling $723,678 and warrants to purchase up to an aggregate of 386 shares of Purchaser Common Stock at an exercise price of $1,409.10 per share (after giving effect to the subsequent reverse splits of the Purchaser Common Stock). In addition, in November 2023, we acted as the exclusive placement agent for a public offering by Purchaser for which we received cash fees and expense reimbursements totaling $156,800 and warrants to purchase up to an aggregate of 9 shares of Purchaser Common Stock at an exercise price of $11,180.40 per share (after giving effect to the subsequent reverse splits of the Purchaser Common Stock). Except as described above, we have not had a material relationship with, nor otherwise received fees from, Purchaser, Seller or the Company during the two years preceding the date hereof. In the future, we may provide financial advisory and investment banking services to Purchaser, the Company or their respective affiliates for which we would expect to receive compensation.
Consistent with applicable legal and regulatory requirements, H.C. Wainwright & Co., LLC has adopted policies and procedures to establish and maintain the independence of our research departments and personnel. As a result, H.C. Wainwright & Co., LLC’s research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to Purchaser, the Company and/or the Purchase that differ from the views of its investment banking personnel.
This opinion has been prepared for the information of the Board of Directors of Purchaser for its use in connection with its consideration of the financial terms of the Purchase and is not intended to be and does not constitute a recommendation to the Board of Directors of Purchaser or to any stockholder of Purchaser as to how to vote on any matter relating to the Purchase or to take any other action in connection with the Purchase or any other matter. Except as permitted by our engagement letter with the Purchaser in connection with the Purchase, this opinion shall not be disclosed, referred to or published (in whole or in part), nor shall any public references to us be made, without H.C. Wainwright & Co., LLC’s prior written approval. This opinion has been approved for issuance by the H.C. Wainwright & Co., LLC Fairness Opinion Committee.

This opinion addresses only the fairness, from a financial point of view, to Purchaser of the proposed Closing Consideration and does not address the relative merits of the Purchase or any alternatives to the Purchase, Purchaser’s underlying decision to proceed with or effect the Purchase, or any other aspect of the Purchase. This opinion does not address the fairness of the Purchase to the holders of any class of securities, creditors or other constituencies of Purchaser. We are not experts in, nor do we express an opinion on, legal, tax, accounting or regulatory issues. We do not express an opinion about the fairness of the amount or nature of any compensation payable or to be paid to any of the officers, directors or employees of Purchaser, whether or not relative to the Purchase.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Closing Consideration to be paid by Purchaser pursuant to the Agreement is fair, from a financial point of view to Purchaser.
Sincerely,
/s/ H.C. Wainwright & Co., LLC

H.C. Wainwright & Co., LLC

APPENDIX B
TRANSCODE THERAPEUTICS, INC.
AMENDMENT NO. 3 TO
2021 STOCK OPTION AND INCENTIVE PLAN
WHEREAS, TransCode Therapeutics, Inc. (the “Company”) maintains the TransCode Therapeutics, Inc. 2021 Stock Option and Incentive Plan (the “Plan”) which was previously adopted by the Board of Directors of the Company (the “Board”);
WHEREAS, the Board believes that the number of shares of Stock (as defined in the Plan) remaining available for issuance under the Plan has become insufficient for the Company’s anticipated future needs under the Plan;
WHEREAS, the Board has determined that it is advisable and in the best interest of the Company and its stockholders to amend the Plan to increase the aggregate number of shares of Stock reserved for issuance under the Plan by 1,734,262 shares; and
WHEREAS, Section 16 of the Plan provides that the Board may amend the Plan at any time, subject to certain conditions set forth therein.
NOW, THEREFORE, the Plan is amended as follows:
1.   Amendment of the Plan.
Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:
“Stock Issuable.   As of the date of the Company’s 2026 Annual Meeting of Stockholders, the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,949,894 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3, plus on January 1, 2027, and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by the lesser of 5 percent (5%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or such number of shares of Stock as determined by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2027, and on each January 1 thereafter by the lesser of the Annual Increase for such year or 45,848 shares of Stock, subject in all cases to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated under this Plan or the Company’s 2020 Stock Option and Incentive Plan (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”
2.   Miscellaneous.
a.   Effect.   Except as amended hereby, the Plan shall remain in full force and effect.
b.   Defined Terms.   All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

B-1

c.   Governing Law.   This Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the State of Delaware.
Date of approval by the Board of Directors: May 29, 2026
Date of approval by the Stockholders:

B-2

APPENDIX C
Pro Forma Financial Information
The following unaudited pro forma consolidated financial information is based on and should be read in conjunction with the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.
Stockholder approval of Proposal 1 and Proposal 2 will allow the Company to issue up to 15,872,258 shares of Common Stock upon the conversion of all of the Polynoma Preferred Stock and Series C Preferred Stock. The unaudited pro forma consolidated financial information is presented to illustrate the estimated effects of the conversion of all of the Polynoma Preferred Stock and Series C Preferred Stock into Common Stock and the issuance of the Convertible Notes. The unaudited pro forma consolidated financial information is for informational purposes only and is not intended to represent or be indicative of what the actual consolidated results of operations and financial position of the Company would have been had the conversion of all of the Polynoma Preferred Stock and Series C Preferred Stock, and the issuance of the Convertible Notes, taken place on the dates indicated, nor are they indicative of future consolidated results of operations or financial position of the Company. The pro forma consolidated financial information is based on the information available to management at the time of preparation and assumptions that management believes are reasonable and supportable. The pro forma adjustments represent management’s best estimates based on information available as of the date of this Proxy Statement and may be revised as additional information becomes available and additional analyses are performed. It is possible that the actual adjustments upon the conversion of all of the Polynoma Preferred Stock and Series C Preferred Stock, and the issuance of the Convertible Notes, will differ from the pro forma adjustments reflected in the unaudited pro forma consolidated financial information, and the differences may be material.
Risks Related to the Pro Forma Consolidated Financial Information
The unaudited pro forma consolidated financial information included in this Proxy Statement may not necessarily reflect the Company’s consolidated operating results and financial condition following the conversion of all of the Polynoma Preferred Stock and Series C Preferred Stock into Common Stock and the issuance of the Convertible Notes.
The unaudited pro forma consolidated financial information (the “pro forma financial information”) included in this Proxy Statement is derived from our historical consolidated financial statements. The preparation of this pro forma financial information is based upon available information and certain assumptions and estimates that we currently believe are reasonable. These assumptions and estimates may not prove to be accurate, and this pro forma financial information does not necessarily reflect what the Company’s consolidated results of operations and financial position would have been had the conversion of all of the Polynoma Preferred Stock and Series C Preferred Stock into Common Stock, and the issuance of the Convertible Notes, been completed on the indicated dates or what the Company’s consolidated results of operations or financial position will be in the future.
Forward-looking financial information and unaudited pro forma consolidated financial data may not reflect actual future performance.
This Proxy Statement includes unaudited pro forma consolidated financial information that is based on various assumptions, estimates, and adjustments. These assumptions, while believed to be reasonable at the time they were made, are inherently uncertain, may be subjective, and may not reflect actual events or outcomes. The pro forma financial information does not purport to represent what the Company’s actual consolidated financial position or results of operations would have been had the conversion of all of the Polynoma Preferred Stock and Series C Preferred Stock into Common Stock, and the issuance of the Convertible Notes, occurred on the indicated dates, nor does it purport to project the Company’s future consolidated financial performance. Additionally, assumptions, estimates, and adjustments used in the preparation of such pro forma financial information are subject to numerous risks and uncertainties discussed elsewhere in this Proxy Statement, including business, economic, competitive, and regulatory factors, many of which are beyond the Company’s control. As such, the pro forma financial information is not a prediction of actual future results.
The unaudited pro forma financial information for the year ended December 31, 2025, and the quarter ended March 31, 2026, has been prepared under the assumption that the conversion of the Preferred Stock into Common Stock occurred on January 1, 2025, and January 1, 2026, respectively.
Pro Forma Financial Information
The following unaudited pro forma financial information at and for the year ended December 31, 2025, and at and for the three months ended March 31, 2026, reflects the effects of the Company entering into the Unleash Licensing Agreement, the conversion of all of the Polynoma Preferred Stock into Common Stock and issuance of the First Convertible Note.

TRANSCODE THERAPEUTICS, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2025
	TransCode Therapeutics, Inc. (Historical)	Licensing Agreement March 2, 2026	Notes	Financing Agreement April 6, 2026	Notes	Preferred to Common Conversion	Notes	Pro Forma Post Shareholder Vote
		(Unaudited)				(Unaudited)		(Unaudited)
Assets
Current assets:
Cash	$17,813,521	$—		$5,290,000	C, D	$—		$23,103,521
Grant receivable	952,460	—		—		—		952,460
Reimbursement right	2,297,806	—		—		—		2,297,806
Due from related party	638	—		—		—		638
Prepaid expenses and other current assets	919,440	—		—		—		919,440
Total current assets	21,983,865	—		5,290,000		—		27,273,865
Property and equipment, net of depreciation	370,681	—		—		—		370,681
Goodwill	25,744,143	—		—		—		25,744,143
Intangible assets	114,300,000	—		—		—		114,300,000
Total assets	$162,398,689	$—		$5,290,000		$—		$167,688,689
Liabilities, Series A Non-Voting Convertible Preferred Stock, and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$3,494,220	$—		$—		$—		$3,494,220
Total current liabilities	3,494,220	—		—		—		3,494,220
Long-term liabilities:
Warrant liability – Series C	434,399	—		—		—		434,399
Contingent consideration	6,364,000	—		—		—		6,364,000
Deferred tax liability	226,068	—		—		—		226,068
Convertible notes	—	—		6,000,000				6,000,000
Long-term liabilities	7,024,467	—		6,000,000		—		13,024,467
Total liabilities	10,518,687	—		6,000,000		—		16,518,687
Commitments and contingencies
Series A Non-Voting Convertible Preferred Stock – $0.0001 par value per share; 1,242.0718 shares authorized at March 31, 2026, and December 31, 2025; 1,212.1822 shares issued and outstanding at March 31, 2026, and December 31, 2025	141,544,536	—		—		(141,544,536)	E	—
Stockholders’ equity:								—

	TransCode Therapeutics, Inc. (Historical)	Licensing Agreement March 2, 2026	Notes	Financing Agreement April 6, 2026	Notes	Preferred to Common Conversion	Notes	Pro Forma Post Shareholder Vote
		(Unaudited)				(Unaudited)		(Unaudited)
Series B Non-Voting Convertible Preferred Stock – $0.0001 par value per share; 223.7337 shares authorized at March 31, 2026, and December 31, 2025; 223.7337 shares issued and outstanding at March 31, 2026, and December 31, 2025	—	—		—		—	F	—
Series C Non-Voting Convertible Preferred Stock – $0.0001 par value per share; 1,214,204 and -0- shares authorized at March 31, 2026, and December 31, 2025, respectively; 1,214,204 and -0- shares issued and outstanding at March 31, 2026, and December 31, 2025, respectively	—	10,426,257	A, B	—		(10,426,257)	G	—
Common stock – $0.0001 par value per share; 290,000,000 shares authorized at March 31, 2026, and December 31, 2025; 916,968 shares issued and outstanding at March 31, 2026, and December 31, 2025	92	—		—		1,557	E, F, G	1,649
Additional paid-in capital	108,198,366			(460,000)	D	151,969,236		259,707,602
Accumulated deficit	(97,862,992)	(10,426,257)	A, B	(250,000)	C	—		(108,539,249)
Total stockholders’ equity	10,335,466	—		(710,000)		141,544,536		151,170,002
Total liabilities, Series A Non-Voting Convertible Preferred Stock and stockholders’ equity	$162,398,689	$—		$5,290,000		$—		$167,688,689

TRANSCODE THERAPEUTICS, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025
	TransCode Therapeutics, Inc. (Historical)	Licensing Agreement March 2, 2026	Notes	Financing Agreement	Notes	Preferred to Common Conversion	Notes	Pro Forma Post Shareholder Vote
		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operating expenses
Research and development	$13,421,848	$—		$—		$—		$13,421,848
Acquired in-process research and development expense	—	10,426,257		—		—		10,426,257
General and administrative	5,771,063	—		—		—		5,771,063
Acquisition-related transaction costs	8,787,160	—		—		—		8,787,160
Total general and administrative	14,558,223	—		—				14,558,223
Total operating expenses	27,980,071	10,426,257		—		—		38,406,328
Operating loss	(27,980,071)	(10,426,257)		—		—		(38,406,328)
Other income (expense)
Change in fair value of warrant liabilities	(9,277,321)	—		—		—		(9,277,321)
Change in fair value of contingent consideration	1,584,000	—		—		—		1,584,000
Grant income	1,277,867	—		—		—		1,277,867
Currency exchange gain (loss)	(112,065)	—		—		—		(112,065)
Interest income	79,198	—		—		—		79,198
Interest expense	(6,616)	—		(300,000)	H	—		(306,616)
Total other income (expense)	(6,454,937)	—		(300,000)		—		(6,754,936)
Loss before income taxes	(34,435,008)	(10,426,257)		(300,000)		—		(45,161,265)
Deferred income tax provision	(226,068)	—		—		—		(226,068)
Net loss	(34,661,076)	(10,426,257)		(300,000)		—		(45,387,333)
Accrual of paid-in-kind dividends on Series A Non-Voting Convertible Preferred Stock	(1,610,211)	—		—		—		(1,610,211)
Net loss attributable to common stockholders	$(36,271,287)	$(10,426,257)		$(300,000)		$—		$(46,997,544)
Basic and diluted net loss per share
Net loss attributable to common stockholders	$(36,271,287)	$(10,426,257)		$(300,000)		$—		$(46,997,544)
Weighted-average common shares outstanding	689,713	1,214,204	G	—		14,359,159	E, F	16,263,076
Net loss per share	$(52.59)	—		—		—		$(2.89)

TRANSCODE THERAPEUTICS, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE FINANCIAL YEAR ENDED DECEMBER 31, 2025

A
In consideration of the Licensing Agreement entered into on March 2, 2026, the Company issued 1,136,364 shares of its Series C Non-Voting Convertible Preferred Stock to Unleash. The transaction was considered an asset acquisition and expensed at the time of the transaction.

B
As compensation for services rendered by Tungsten Advisors in connection with the License Agreement discussed in Note A above, the Company issued to Tungsten and its affiliates and designees an aggregate of 77,840 shares of Series C Non-Voting Convertible Preferred Stock. The service fee was expensed as a transaction cost.

C
Reflects assumed proceeds from a financing agreement entered into on April 6, 2026, in which the Company agreed to issue $6,000,000 of 5% Convertible Notes at a discount of five percent from their face value.

D
Reflects compensation for services rendered by Tungsten Advisors in connection with the financing agreement discussed in Note C; the Company agreed to pay Tungsten a cash fee equal to 8% of the proceeds to the Company.

E
Effect of stockholder approval of the proposal for the issuance of 12,121,822 shares of common stock upon the conversion of the Series A Non-Voting Convertible Preferred Stock. Excludes 29.8894 shares of Series A (or 298,894 shares of common stock upon conversion of such shares) issued on April 6, 2026, as a one-time dividend to holders of Series A.

F
Effect of stockholder approval of the proposal for the issuance of 2,237,337 shares of common stock upon the conversion of the Series B Non-Voting Convertible Preferred Stock.

G
Effect of stockholder approval of the proposal for the issuance of 1,214,204 shares of common stock upon the conversion of the Series C Non-Voting Convertible Preferred Stock.

H
Reflects interest on Convertible Notes at 5% per annum.

		Year Ended 31-Dec-25
E, F	Issuance of TransCode stock to DEFJ, LLC	14,359,159
G	Issuance of TransCode stock to DEFJ, LLC	1,214,204
		15,573,363

TRANSCODE THERAPEUTICS, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2026
	TransCode Therapeutics, Inc. (Historical)	Financing Agreement April 6, 2026	Notes	Preferred to Common Conversion	Notes	Pro Forma Post Shareholder Vote
	(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)
Assets
Current assets:
Cash	$12,835,454	$5,290,000	A, B	$—		$18,125,454
Reimbursement right	2,297,806	—		—		2,297,806
Due from related party	638	—		—		638
Prepaid expenses and other current assets	1,615,096	—		—		1,615,096
Total current assets	16,748,994	5,290,000		—		22,038,994
Property and equipment, net of depreciation	346,745	—		—		346,745
Goodwill	25,744,143	—		—		25,744,143
Intangible assets	114,300,000	—		—		114,300,000
Deferred offering costs	25,000	—		—		25,000
Total assets	$157,164,882	$5,290,000		$—		$162,454,882
Liabilities, Series A Non-Voting Convertible Preferred Stock, and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$5,293,308	$—		$—		$5,293,308
Deferred grant income	85,262	—		—		85,262
Total current liabilities	5,378,570	—		—		5,378,570
Long-term liabilities:
Warrant liability – Series C	559,747	—		—		559,747
Contingent consideration	6,248,000	—		—		6,248,000
Deferred tax liability	457,377	—		—		457,377
Convertible notes	—	6,000,000		—		6,000,000
Long-term liabilities	7,265,124	6,000,000		—		13,265,124
Total liabilities	12,643,694	6,000,000		—		18,643,694
Commitments and contingencies
Series A Non-Voting Convertible Preferred Stock – $0.0001 par value per share; 1,242.0718 shares authorized at March 31, 2026, and December 31, 2025; 1,212.1823 shares issued and outstanding at March 31, 2026, and December 31, 2025	143,269,761	—		(143,269,761)	C	—
Stockholders’ equity:
Series B Non-Voting Convertible Preferred Stock – $0.0001 par value per share; 223.7337 shares authorized and issued and outstanding at March 31, 2026, and December 31, 2025	—	—		—	D	—

	TransCode Therapeutics, Inc. (Historical)	Financing Agreement April 6, 2026	Notes	Preferred to Common Conversion	Notes	Pro Forma Post Shareholder Vote
	(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)
Series C Non-Voting Convertible Preferred Stock – $0.0001 par value per share; 1,214,204 and -0- shares authorized at March 31, 2026, and December 31, 2025, respectively; 1,214,204 and -0- shares issued and outstanding at March 31, 2026, and December 31, 2025, respectively	121	—		(121)	E	—
Common Stock – $0.0001 par value per share; 290,000,000 shares authorized at March 31, 2026, and December 31, 2025; 916,968 shares issued and outstanding at March 31, 2026, and December 31, 2025	92	—		1,557	C, D, E	1,648
Additional paid-in capital	116,899,277	(460,000)	B	143,268,325		259,707,602
Accumulated deficit	(115,648,063)	(250,000)	A	—		(115,898,063)
Total stockholders’ equity	1,251,427	(710,000)		143,269,761		143,811,188
Total liabilities, Series A Non-Voting Convertible Preferred Stock and stockholders’ equity	$157,164,882	$5,290,000		$—		$162,454,882

TRANSCODE THERAPEUTICS, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2026
	TransCode Therapeutics, Inc. (Historical)	Financing Agreement April 6, 2026	Notes	Preferred to Common Conversion	Notes	Pro Forma Post Shareholder Vote
	(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)
Operating expenses
Research and development	$5,106,949	$—		$—		$5,106,949
Acquired in-process research and development expense	10,426,257	—		—		10,426,257
General and administrative	2,221,823	—		—		2,221,823
Total operating expenses	17,755,029	—		—		17,755,029
Operating loss	(17,755,029)	—		—		(17,755,029)
Other income (expense)
Change in fair value of warrant liabilities	(125,348)	—		—		(125,348)
Change in fair value of contingent consideration	116,000	—		—		116,000
Grant income	139,835	—		—		139,835
Currency exchange gain (loss)	(21,108)	—		—		(21,108)
Interest income	91,888	—		—		91,888
Interest expense	—	(75,000)	F	—		(75,000)
Total other income (expense)	201,267	(75,000)		—		126,267
Loss before income taxes	(17,553,762)	(75,000)		—		(17,628,762)
Deferred income tax provision	(231,309)	—		—		(231,309)
Net loss	(17,785,071)	(75,000)		—		(17,860,071)
Accrual of paid-in-kind dividends on Series A Non-Voting Convertible Preferred Stock	(1,725,225)	—		—		(1,725,225)
Net loss attributable to common stockholders	$(19,510,296)	$(75,000)		$—		$(19,585,296)
Basic and diluted net loss per share
Net loss attributable to common stockholders	$(19,510,296)	$(75,000)		$—		$(19,585,296)
Weighted-average common shares outstanding	916,968	—		15,573,363	G	17,704,535
Net loss per share	$(21.28)	—		—		$(1.11)

TRANSCODE THERAPEUTICS, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE FINANCIAL QUARTER ENDED MARCH 31, 2026

A.
Reflects assumed proceeds from a financing agreement entered into on April 6, 2026, in which the Company agreed to issue $6,000,000 of 5% Convertible Notes at a discount of five percent from their face value.

B.
Reflects compensation for services rendered by Tungsten Advisors in connection with the financing agreement discussed in Note A; the Company agreed to pay Tungsten a cash fee equal to 8% of the proceeds to the Company.

C.
Effect of stockholder approval of the proposal for the issuance of 12,121,822 shares of common stock upon the conversion of the Series A Non-Voting Convertible Preferred Stock. Excludes 29.8894 shares of Series A (or 298,894 shares of common stock upon conversion of such shares) issued on April 6, 2026, as a one-time dividend to holders of Series A.

D.
Effect of stockholder approval of the proposal for the issuance of 2,237,337 shares of common stock upon the conversion of the Series B Non-Voting Convertible Preferred Stock.

E.
Effect of stockholder approval of the proposal for the issuance of 1,214,204 shares of common stock upon the conversion of the Series C Non-Voting Convertible Preferred Stock.

F.
Reflects interest on Convertible Notes at 5% per annum.

G.
Issuance of TransCode Stock upon conversion of preferred stock:

Three Months Ended March 31, 2026
Issuance of TransCode Stock upon conversion of Series A Non-Convertible Preferred Stock	12,121,822
Issuance of TransCode Stock upon conversion of Series B Non-Convertible Preferred Stock	2,237,337
Issuance of TransCode Stock upon conversion of Series C Non-Convertible Preferred Stock	1,214,204
15,573,363

SCAN TOVIEW MATERIALS & VOTE TRANSCODE THERAPEUTICS, INC. 6 LIBERTY SQUARE, #2382BOSTON, MASSACHUSETTS 02109 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and to obtain electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/RNAZ2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T00546-P54464 KEEP THIS PORTION FOR YOUR RECORDS TRANSCODE THERAPEUTICS, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposals:1.Approval, for the purposes of complying with the For Against Abstain applicable provisions of Nasdaq Listing Rule 5635, the potential issuance of Common Stock upon conversion of the Series A Preferred Stock and the Series B Preferred Stock.2.Approval, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(a), thepotential issuance of Common Stock upon conversion of ! ! !the Series C Preferred Stock.3.Approval, for the purposes of complying with the!!!applicable provisions of Nasdaq Listing Rule 5635(d), thepotential issuance of shares of Common Stock pursuant to the SEPA and Convertible Notes.4.Election of Directors. For Against Abstain5.Approval of an amendment to the TransCode Therapeutics,!!!Inc. 2021 Stock Option and Incentive Plan to increase thenumber of shares available for issuance thereunder.6.Ratification of the appointment of WithumSmith+BrownPC as the Company's independent registered public!!!accounting firm for the fiscal year ending December 31, 2026. Nominees are: ForWithhold 7.Approval of a proposal to adjourn the Annual Meeting!!!of Stockholders to a later date or dates, if necessary orappropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of each of Proposal 1, Proposal 2, Proposal 3, and Proposal 5.NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement is available at www.proxyvote.com.T00547-P54464TRANSCODE THERAPEUTICS, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERSJULY 2, 2026The undersigned, revoking all prior proxies, hereby appoints Philippe P. Calais and Thomas A. Fitzgerald, and each of them, with power to act without the other and, with full power of substitution, as proxies to represent and vote all common stock of TransCode Therapeutics, Inc. (the "Company") which the undersigned will be entitled to vote if personally present at the Annual Meeting of Stockholders (or any adjournment thereof) of the Company to be held on July 2, 2026 at 9:30 a.m., Eastern Time, upon the matters set forth in the Proxy Statement, a copy of which has been received by the undersigned. Each eligible share of common stock is entitled to one vote.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THE PROXIES NAMED ABOVE WILL HAVE AUTHORITY TO VOTE "FOR" THE DIRECTOR NOMINEES LISTED IN PROPOSAL 4 AND "FOR" PROPOSALS 1, 2, 3, 5, 6 AND 7. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPECONTINUED AND TO BE SIGNED ON REVERSE SIDE